Exhibit 10.1

EXECUTION COPY

LOGMEIN, INC.

LEASE FOR 320 SUMMER STREET

BOSTON, MASSACHUSETTS

i

TABLE OF CONTENTS

Page

EXHIBIT FUTURE SHAFT
EXHIBIT RULES
EXHIBIT MULTI-TENANT SIGNAGE
EXHIBIT EXISTING CONDITIONS
EXHIBIT LANDLORD SERVICES
EXHIBIT SNDA
EXHIBIT HTC NDA
EXHIBIT L/C
EXHIBIT RESERVED ROOF AREA
EXHIBIT ENCUMBRANCES
EXHIBIT OFFER SPACE

v

LEASE

This instrument is an indenture of lease by and between LINCOLN SUMMER STREET VENTURE, LLC, a Delaware limited liability company (“Landlord”), and LOGMEIN, INC., a Delaware corporation (“Tenant”).

The parties to this Lease hereby agree with each other as follows:

ARTICLE I

SUMMARY OF BASIC LEASE PROVISIONS

1.1 INTRODUCTION

As further supplemented in the balance of this indenture and its Exhibits, the following sets forth the basic terms of this Lease, and, where appropriate, constitutes definitions of certain terms used in this Lease. Certain other defined terms are set forth on Exhibit DEFINITIONS attached hereto.

1.2 BASIC DATA

Date:	April 10, 2012.

Present Mailing Address of Landlord:	c/o ASB Capital Management, LLC 7501 Wisconsin Avenue Suite 1300W
Bethesda, MD 20814 Attn: Nicolas Franzetti

and:

c/o Lincoln Property Company 225 Franklin Street, 23rd Floor Boston, MA 02110
Attn: John Miller

Rent Payment Address of Landlord:	Lincoln Property Company 225 Franklin Street, 23rd floor Boston, MA 02110
Attn: Barbara Oddo

Present Mailing Address of Tenant:	Prior to the Commencement Date:

500 Unicorn Park Drive
Woburn, MA 01801 Attn: Michael Donahue

On and after the Commencement Date:

At the Premises

Premises:	101,821 rentable square feet of space, as conclusively agreed to between the parties, consisting of the entire rentable area of the first through sixth floors of the Building, the entire first lower level and mezzanine area as shown on Exhibit FP attached hereto, and (to the extent applicable) the Roof Deck, as further described in Section 2.2.

Building:	The building known as 320 Summer Street in Boston, Massachusetts, situated on the Lot.

Lot:	The real property described in Exhibit LOT.

Lease Term or Term:	That period of time commencing on the Commencement Date and expiring on the date (the “Expiration Date”) that is the last day of the 123rd full calendar month following the Commencement Date, both dates inclusive, or expiring on such earlier date as this Lease terminates in accordance with its terms.

Extension Option:	Two (2) options to extend for five (5) years each, subject to the terms and conditions of Section 3.3 hereof.

Commencement Date:	As defined in Exhibit WORK LETTER.

Base Rent:	Commencing on the Commencement Date and throughout the initial Term, Tenant shall pay Base Rent as follows:

Month	Monthly Base Rent
1-6	$0.00
7-60	$330,457.75
61-Expiration Date	$372,883.17

Permitted Use:	General, executive, and administrative office uses (and uses customarily ancillary thereto to the extent permitted by applicable Requirements and consistent with primary use of the Premises for office use, including, without limitation, libraries, computer operations, eating facilities, kitchens and pantries, vending machines, electronic data processing, data rooms, meeting rooms, training rooms and facilities, messenger and mailroom facilities, reproduction and copying facilities, file rooms, meeting and conference centers and rooms), and no other purpose or purposes. The ground floor of the Premises identified on EXHIBIT FP as “Possible Retail Premises” also may be used for lawful retail purposes by and uses customarily ancillary thereto by one or more subtenants of Tenant following the third (3rd) anniversary of the Commencement Date (the “Retail Lockout Period”), other than for the Prohibited Uses, it being understood and agreed that only Landlord may grant any retail subtenants exclusives or use limitations that are binding upon Landlord or the remainder of the Building. The “Prohibited Uses” shall mean (a) any exclusive use granted to a retail tenant in the Building to the extent that Tenant has received prior written notice of such exclusive use and (b) uses described on Exhibit PROHIBITED USES.

Tenant’s Proportionate Share:	A fraction, the numerator of which is the rentable square footage of the Premises (i.e., 101,821 square feet) and the denominator of which is the rentable square footage of the Building (for the purposes of this calculation, 108,667 square feet), multiplied by 100%. Accordingly, as of the date of this Lease, Tenant’s Proportionate Share is 93.7%. If, during any Tax Period or lease year, any premises are added to the Lease and included in the Premises or are withdrawn from this Lease and excluded from the Premises, Tenant’s Proportionate Share shall be computed and applied separately with respect to the portions of such Tax Year or Operating Expense Year before and after such inclusion or exclusion in a manner consistent with the initial measurement of the Premises.

Base Tax Period:	The fiscal year ending June 30, 2013 (i.e. July 1, 2012 through June 30, 2013).

Base Tax Amount:	The Taxes (as defined in Section 4.2(a)) assessed for the Base Tax Period, subject to the provisions of Section 4.2(f), below.

Base Operating Costs:	The Operating Costs (as defined in Section 4.3) for the calendar year 2013 (the “Base Operating Costs Year”).

Business Days:	All days during the Term except Saturdays, Sundays, and days observed in the Commonwealth of Massachusetts as legal holidays.

Business Hours:	8:00 a.m. to 6:00 p.m. on all Business Days, and 8:00 a.m. to 1:00 p.m. on Saturdays.

Security Deposit Amount:	$3,309,182.50, subject to the provisions of Section 17.15, below.

Brokers:	LPC Commercial Services and T3 Advisors.

1.3 ENUMERATION OF EXHIBITS

EXHIBITS

DEFINITIONS:	Definitions
FP:	Floor Plan Showing Tenant’s Premises
WORK LETTER:	Work Letter
LOT:	Description of the Lot
PROHIBITED USES:	Prohibited Uses
FUTURE SHAFT:	Floor Plan Showing Future Shaft Location for Retail Premises
RULES:	Building Rules and Regulations and Contractor Rules and Regulations
MULTI-TENANT SIGNAGE:	Multi-Tenant Signage Areas
EXISTING CONDITIONS:	Existing Conditions
LANDLORD SERVICES:	Landlord Services
SNDA:	Form of Subordination, Non-disturbance and Attornment Agreement
HTC NDA:	Form of Historic Tax Credit Non-disturbance and Attornment Agreement

L/C:	Form of Letter of Credit
RESERVED ROOF AREA:	Reserved Roof Area
ENCUMBRANCES:	Encumbrances
OFFER SPACE:	Floor Plan Showing Offer Space

ARTICLE II

DESCRIPTION OF PREMISES AND APPURTENANT RIGHTS

2.1 LOCATION OF PREMISES

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the Term. Tenant also shall have use of the Roof Area and conduit space in the Building (at no additional Base Rent or usage charge to Tenant, as distinguished from costs includable in Operating Costs) as set forth, and on the terms contained, in Section 17.17.

2.2 APPURTENANT RIGHTS AND RESERVATIONS

Subject to the terms and conditions of this Lease, including without limitation Articles XII and XIII and Section 8.3, Tenant will have access to the Premises twenty-four (24) hour per day, seven (7) days per week, fifty-two (52) weeks per year. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have, as appurtenant to the Premises, rights to use, and to permit its occupants, subtenants, assignees, and invitees to use in common with others entitled thereto (except that such use shall be exclusive if so otherwise expressly provided in this Lease), the common facilities and other public portions included in or serving the Building, including without limitation the common walkways, lobbies, hallways, ramps, stairways, elevators, and loading docks. Such rights shall be subject to reasonable, non-discriminatorily enforced rules and regulations from time to time established by Landlord in accordance with Section 5.1. Tenant shall have, throughout the Term, a right of access through such portions of other tenant spaces as are necessary to install, service, maintain, and repair cables, conduits, risers, and piping running through the Building for which Tenant is permitted or required to install, service, maintain, and repair, provided that Tenant shall (a) provide Landlord and the party whose space is affected with reasonable prior written notice of the need for such access, (b) schedule such access so as not to interfere with the affected party’s business or inconvenience other tenants of the Building, (c) use reasonable efforts to minimize interference with such other tenants, (d) repair, at Tenant’s expense, any damage to the Building or the accessed space arising out of such access to the same condition as existed prior to such damage, (e) exercise such rights in compliance with the terms of the applicable tenant’s lease, provided that such terms do not limit Tenant’s right of access as described in this paragraph in a manner making them of no practical use to Tenant or resulting in Tenant’s incurring additional costs beyond a de minimis amount, and (f) indemnify, defend and hold the party whose space is affected harmless from and against any cost, claim, liability, damage, or expense (including, but not limited to, reasonable attorneys’ fees) incurred by such party as a result of permitting such access and work. Landlord shall use all commercially reasonable efforts to provide access through public or common areas (rather than tenantable areas) on the floors of the Building.

Not included in the Premises are the roof or ceiling (except for the Roof Deck, if applicable, which shall be included in the Premises), the floor and all perimeter walls of the space identified in Exhibit FP (except the inner surfaces thereof and the perimeter doors and windows), common areas and facilities of the Building, including without limitation common stairways and stairwells, elevators, elevator lobbies, and elevator wells, fan rooms, restrooms, electric and telephone closets, janitor closets, and pipes, ducts, conduits, risers, wires and appurtenant fixtures serving other parts of the Building (exclusively or in common), the main Building lobby, and other common areas and facilities from time to time designated as such by Landlord. Landlord reserves the right to install, use, maintain, repair and replace in the Premises (but in such manner as not unreasonably to interfere with Tenant’s use of the Premises) utility lines, shafts, pipes, and the like, in, over and upon the Premises, provided that the same are located above the ceiling, below the floor surfaces or concealed within the demising walls or columns and provided that in doing so Landlord uses reasonable efforts to minimize interference with Tenant’s operations and layout; but if there are alternative locations outside of the Premises reasonably approved by Landlord that provide substantially the same service, do not cost materially more (unless Tenant, after being advised of the incremental cost, agrees to pay such cost to Landlord), are permitted pursuant to applicable Requirements, do not inconvenience other tenants of the Building (to more than a de minimis extent), and do not do not adversely affect the eligibility for, or use of, historic tax credits by Landlord or anyone claiming by, through, or under Landlord, Tenant may require Landlord to use such alternative locations. Notwithstanding anything herein to the contrary, Tenant approves of the location of a future shaft to serve the retail premises on the first floor the Building in the location shown on Exhibit FUTURE SHAFT. In no event shall such work reduce the square footage of the floor area of any floor of the Premises in excess of one-quarter of one percent (unless Landlord shall make an appropriate reduction in Base Rent and Tenant’s Proportionate Share to reflect such reduction in square footage of the Premises), or shall such installation, alterations, replacement, or relocation materially interfere with Tenant’s operations. Landlord agrees to repair any damage to the Premises or, subject to the provisions of Section 11.5, Tenant’s Property caused by the installation of any such items. Such utility lines, shafts, pipes and the like shall not be deemed part of the Premises under this Lease. Landlord also reserves the right to alter or relocate any common area or facility, provided that alterations and relocated areas and facilities are at least equivalent in quality and functional utility to the common facilities prior to any such alteration or relocation, that Landlord shall use commercially reasonable efforts to ensure that such alteration or relocation shall not materially interfere with Tenant’s layout, use or enjoyment of the Premises, or access to the Building or the Premises, and provided, further, that the Building’s lobby and elevator lobbies and other common areas shall, following the completion of such alterations or changes, be consistent in appearance and utility with similar first-class office buildings in downtown Boston.

Tenant shall have the non-exclusive right to use the Building’s fire stairs as communicating stairs between the floors making up the Premises (the “Fire Stairs”). As part of such use, Tenant shall have the right to (x) choose and install, at Tenant’s sole cost and expense, design finishes in the Fire Stairs and (y) install card key access from the Fire Stairs to the Premises; provided, however, any such installations shall be (i) subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, (ii) tied to the Building’s life safety systems and otherwise in accordance with all Requirements, including, but not limited to, those of the City of Boston Fire Department, (iii) not increase Landlord’s insurance premiums or rate of insurance (unless Tenant pays for any such increase), or decrease the coverage provided under Landlord’s insurance policies, (iv) maintained by Tenant at

Tenant’s sole cost, except with respect to the cleaning to be provided by Landlord under Section 9.3, and (v) considered Specialty Alterations for the purposes of Section 6.1 of the Lease. Notwithstanding the foregoing, Landlord shall be permitted to override Tenant’s access system if Landlord needs to access the Premises via the Fire Stairs in the event of an emergency or as otherwise deemed necessary in Landlord’s reasonable discretion upon reasonable advance notice to Tenant.

Subject to applicable Requirements, Tenant shall have the exclusive right to use a portion of the lower roof of the Building for a roof deck (the “Roof Deck”) consistent with standards for similar office buildings in downtown Boston. The Roof Deck, if any, shall be in a location and of a size reasonably approved by Landlord and shall be treated as part of the Premises for all purposes under this Lease, except that it may be used only for customary roof deck uses that are consistent with standards for similar office buildings in downtown Boston.

ARTICLE III

TERM OF LEASE; BUILDING; CONDITION OF PREMISES

3.1 TERM OF LEASE; DELIVERY OF POSSESSION

The term of this Lease shall be for the Term, unless earlier terminated or extended as hereinafter provided. Landlord anticipates that the Commencement Date will occur on or about February 25, 2013 (as such date may be extended for Tenant Delay or events described in Section 8.3, the “Target Commencement Date”). Notwithstanding anything to the contrary contained in this Lease, if Landlord is unable to tender possession of any portion of the Premises on the Target Commencement Date, this Lease shall not be void or voidable or otherwise affected and Tenant shall have no claim for damages against Landlord except as expressly set forth in Exhibit WORK LETTER.

3.2 CONDITION OF PREMISES

Except as expressly set forth herein, Landlord has made no representations, warranties or undertakings as to the present or future condition of the Premises or the fitness or availability of the Premises for any particular use. Landlord shall construct certain improvements to the Building and the initial improvements to prepare the Premises for Tenant’s occupancy in accordance with Exhibit WORK LETTER, attached (including without limitation the provisions of such Exhibit regarding the cost of such work).

3.3 EXTENSION OPTION

Provided (i) no Default of Tenant has occurred and is continuing hereunder (Tenant acknowledging that, notwithstanding anything to the contrary contained herein or otherwise implied by this Lease, Landlord has no obligation to accept any cure following the expiration of applicable cure periods), (ii) the original named Tenant (or an assignee of Tenant permitted without Landlord’s consent pursuant to Section 7.7 hereof) is occupying at least 65% of the Premises then demised hereunder both on the date such notice is given and on the commencement date of the Extension Term and (iii) Tenant provides Landlord with a replacement Letter of Credit (or an amendment to the then-existing Letter of Credit) with an outside expiration date no earlier than 60 days following the expiration of the applicable Extension Term, Tenant may elect to extend the Lease Term for two (2) consecutive five (5)-year periods (each, an “Extension Term”) by giving Landlord irrevocable notice of each such election (an “Extension Notice”) no later than 12 months, and no earlier than 18 months, prior to the expiration of the initial Lease Term (or first Extension Term, as applicable). Such extension shall be upon all of the same terms, covenants, and conditions contained in this Lease, except that (a) Tenant shall have no further right to extend the Lease Term (other than, during the first Extension Term, the right to extend the Lease Term for the second Extension Term), (b) the Base Rent for the Extension Term shall be at a rate equal to the Fair Market Rent as of the commencement date of the Extension Term, and (c) Landlord shall have no obligation to make or pay for any improvements to the Premises or Building or to pay any allowances or inducements of any kind.

Fair Market Rent shall be computed as of the commencement of the applicable Extension Term. For purposes of this Lease, the term “Fair Market Rent” means the annual fair market rent for the Premises for the applicable Extension Term for which it is to be leased, taking into account all relevant factors, including, without limitation, the size of the Premises, condition of the Premises, location and age of the Building, escalation charges, location of the Premises, tenant improvements, the length of the Extension Term, and such other factors as are customarily taken into consideration in the determination of rent and taking into account that there are no new base years for Tax Payments or Operating Costs Payments and no free rent and that Landlord shall have no obligation to make or pay for any improvements to the Premises or Building or to pay any allowances or inducements of any kind.

In the event that Tenant timely gives the Extension Notice hereunder, then, no later than the date that is 6 months before the expiration of the initial Lease Term or second Extension Term, as applicable, Landlord shall provide Tenant with Landlord’s good faith estimate of the Fair Market Rent for the applicable Extension Term. If Landlord and Tenant are unable to agree on the amount of such Fair Market Rent by the date that is 15 days following the giving of such estimate by Landlord, then the Fair Market Rent shall be established in the following manner. Within 15 days (the “Cut-Off Date”) after the expiration of such 15-day period, Landlord and Tenant shall each appoint one qualified broker and the two qualified brokers so appointed shall determine the Fair Market Rent within 15 days following the Cut-Off Date (such 15-day period, the “Two-Broker Period”). As used herein, the term “qualified broker” shall mean any independent unaffiliated commercial real estate broker (a) who is employed by a brokerage firm of recognized competence in the greater Boston area and (b) who has not less than 10 years’ experience in brokering premises for leases of the general location, type and character as the Premises. If either Landlord or Tenant fails to appoint a qualified broker by the Cut-Off Date, then the other party shall have the power to appoint the qualified broker for the defaulting party. If the qualified brokers are unable to agree on the Fair Market Rent by the expiration of the Two-Broker Period, then the two qualified brokers jointly shall appoint a third qualified broker within 10 days of the expiration of the Two-Broker Period, and within 15 days of such appointment all three qualified brokers shall meet and determine the Fair Market Rent. If all three qualified brokers are unable to agree upon the Fair Market Rent, then the first two qualified brokers simultaneously shall deliver their final Fair Market Rent numbers to the third qualified broker, and the third qualified broker shall select one or the other number as the Fair Market Rent within said 15-day period, and the Fair Market Rent so determined shall be conclusive and binding upon Landlord and Tenant. Each party shall bear the cost of its qualified broker, and the cost of the third qualified broker shall be borne equally between the parties. If the Fair Market Rent is not so determined prior to the commencement of the applicable Extension Term, then, from and after the commencement date of the applicable Extension Term, Tenant shall continue to pay as Base Rent for the applicable Extended Term an amount equal to the Base Rent payable with respect to the Premises on the last day of the initial Term or Initial Term as previously extended, as the case may be. If, based upon the final determination hereunder of the Fair Market Rent, the payments made by Tenant on account of the Base Rent for such portion of the Extension Term were (i) less than the Fair Market Rent as finally determined in accordance with the provisions herein, Tenant shall pay to Landlord the amount of such deficiency in its entirety within thirty (30) days after demand therefor, or (ii) greater than the Fair Market Rent as finally determined in accordance with the provisions hereof, Landlord shall credit the amount of such excess in its entirety against the next installments of Rent due under this Lease.

Following the parties’ determination of the Fair Market Rent to be paid by Tenant during the applicable Extension Term, as hereinabove provided, Landlord and Tenant shall enter into an amendment to this Lease confirming (i) the extension of this Lease for the applicable Extension Term and (ii) the Fair Market Rent to be paid by Tenant for the Premises during the applicable Extension Term, as determined in accordance with the terms of this Section; provided, however, that the failure of either party to enter into such amendment shall not affect the exercise of Tenant’s extension option (Tenant having been deemed to have irrevocably exercised such right upon the giving of the Extension Notice). References in this Lease to “Lease Term” or “Term” shall mean the Lease Term or Term as extended pursuant to Tenant’s rights under this Article III. Time is of the essence with respect to matters set forth in this Article III.

ARTICLE IV

RENT

4.1 RENT PAYMENTS

(a) The Base Rent (at the rates specified in Section 1.2 hereof), and other amounts, sums and charges payable to Landlord pursuant to this Lease (collectively the “Rent”), including amounts payable to Landlord by Tenant under the terms of Sections 4.2, 4.3 and Exhibit WORK LETTER (including, without limitation, amounts in connection with Tenant Requested Changes, Tenant Improvements, Tenant Improvements Change Orders, Landlord Change Estimate Notices, and Excess Tenant Improvements), shall be payable by Tenant to Landlord in good funds at the Rent Payment Address of Landlord or such other place and/or by such method as Landlord may from time to time designate by notice to Tenant, without any demand, and without any counterclaim, offset or deduction, of any kind, whatsoever, except as expressly provided herein. Except to the extent Landlord and Tenant shall otherwise mutually agree, Rent due under this Lease shall be payable by check, or, at Tenant’s election, by wire transfer, of immediately available United States funds to such account as Landlord shall direct. All Rent, other than Base Rent, due to Landlord under this Lease from time to time is sometimes referred to herein as “additional rent.”

(b) Commencing on the Commencement Date and thereafter throughout the term of this Lease, Tenant shall pay Base Rent and the monthly installments of the Tax Payments and the monthly installments of the Operating Costs Payments in advance on the first day of each and every calendar month. Additional rent and other charges payable pursuant to this Lease shall be payable at the times and in the manner set forth in this Lease.

(c) The Base Rent and the monthly installments of the Tax Payments and the Operating Costs Payments for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis. Any other charges payable by Tenant on a monthly basis, as hereinafter provided, shall likewise be prorated.

(d) Tenant shall pay to Landlord, upon request, as additional rent, a late charge equal to three percent (3%) of the amount of any Rent not paid within three (3) Business Days of the date due hereunder provided that, with respect to the first late payment in any twelve (12) month period, no such late charge shall be due unless and until Landlord gives Tenant written notice of such late payment and a period of five (5) Business Days elapses without such payment being made. Notwithstanding the foregoing to the contrary, the parties acknowledge and agree that the sole notice and grace periods for determining when a monetary Default occurs are set forth in Section 14.1, below.

(e) Rent not paid on the date due shall bear interest at a rate (the “Lease Interest Rate”) equal to the lesser of (i) the so-called base rate of interest charged from time to time by Bank of America (or its successor), plus five percent (5%) per annum, but in no event lower than ten percent (10%), and (ii) the maximum legally permissible rate, from the due date until paid. Notwithstanding the foregoing, no such interest will begin to accrue unless and until Landlord gives Tenant written notice of such late payment and a period of five (5) five Business Days elapses without such payment being made, except that if Landlord shall have given more than three (3) such notices in any twelve (12) month period, Tenant shall not be entitled to any further notice of its delinquency in the payment of Rent until such time as twenty-four (24) consecutive months shall have elapsed without Tenant having made a late payment of Rent. Notwithstanding the foregoing to the contrary, the parties acknowledge and agree that the sole notice and grace periods for determining when a monetary Default occurs are set forth in Section 14.1, below. Any notice of late payment under Sections 4.1(d) or (e) or under Section 14.1 shall be deemed to be a notice of late payment for all other purposes hereunder.

(f) All payments of Rent shall be made without set-off, deduction or offset except as expressly provided in this Lease. Without limiting the foregoing, Tenant’s obligation to pay Rent shall be absolute, unconditional, and independent and shall not be discharged or otherwise affected by any Requirements now or hereafter applicable to the Premises, or any other restriction on Tenant’s use, or, except as provided in Articles XII and XIII, any casualty or taking, or any failure by Landlord to perform or other occurrence; and except as expressly provided in this Lease, Tenant assumes the risk of the foregoing and waives all rights now or hereafter existing to quit or surrender the Premises or any part thereof, to terminate or cancel this Lease, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant hereby acknowledges and agrees that it has been represented by counsel of its choice and has participated fully in the negotiation of this Lease, that Tenant understands that the remedies available to Tenant in the event of a default by Landlord may be more limited than those that would otherwise be available to Tenant under the common law in the absence of certain provisions of this Lease, and that the so-called “dependent covenants” rule as developed under the common law (including, without limitation, the statement of such rule as set forth in the Restatement (Second) of Property, Section 7.1) shall not apply to this Lease or to the relationship of landlord and tenant created hereunder.

4.2 REAL ESTATE TAXES

(a) (1) The term “Taxes” shall mean all real estate taxes and assessments (including, without limitation, assessments for public improvements or benefits and assessments for water and sewer infrastructure improvements), and other charges or fees in the nature of taxes for municipal services or billed by municipal taxing authorities which at any time during the applicable Tax Period may be assessed, levied, confirmed or imposed on or in respect of, or be a lien upon, the Building and/or the Lot, or any part thereof, or any estate, right, or interest therein. Without limiting the foregoing, in the event Landlord enters into any agreement governing payments in lieu of taxes, Taxes shall also include any payments made by Landlord pursuant to such agreement in lieu of other taxes to be paid (Landlord agreeing that it shall not enter into any such agreement without Tenant’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed and shall not be required to the extent any such agreement would not apply during the Lease Term, as the same may be extended). Landlord agrees that Tenant’s share of any special assessment shall be determined (whether or not Landlord avails itself of the privilege so to do) as if Landlord had elected to pay the same in installments over the longest period of time permitted by applicable Requirements and Tenant shall be responsible only for those installments (including interest accruing and payable thereon) or parts of installment that are attributable to the applicable Tax Period. Taxes shall also include, in the Tax Period paid, all reasonable fees and costs incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in, any Taxes subsequent to the Base Tax Period, regardless of whether any reduction or limitation is obtained. Such expenses shall be net of rebates, credits, and similar items of which Landlord receives the benefit during the applicable Tax Period. Should the Commonwealth of Massachusetts, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Building, (1) impose a tax, assessment, charge or fee, which Landlord shall be required to pay, by way of an express substitution for such Taxes, or (2) impose an income or franchise tax or a tax on rents in express substitution for or in addition to a tax levied against the Building and/or the Lot or any part thereof, then, provided that such tax or fee is imposed generally on owners of similarly situated buildings in the City of Boston and is in the nature of a real estate tax, all such taxes, assessments, fees or charges, computed as if the Building and the Lot were the only property of Landlord, and the income from the Building and the Lot were the only income of Landlord, shall be deemed to constitute Taxes hereunder. Notwithstanding anything to the contrary contained in this paragraph (except with respect to any such taxes assessed or imposed in express substitution of, or in addition to, real estate taxes or any portion thereof in accordance with the immediately preceding sentence), the term “Taxes” shall not include (i) inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax value-added, transfer gains, excise, excess profits, occupancy or rent, foreign ownership or control, payroll or stamp tax, or any other similar tax or charges imposed upon or assessed against Landlord, including any other tax, assessment, charge or levy on the rent reserved under leases, including this Lease, (ii) realty transfer taxes or real property transfer gains taxes imposed in connection with the sale of or the lease of all or substantially all of the Lot or the Building, (iii) mortgage recording taxes, (iv) income taxes, except with respect to any such taxes assessed or imposed in express substitution of real estate taxes or any portion thereof in accordance with the immediately preceding sentence, (v) any Taxes to the extent payable by tenants other than Tenant, or (vi) any penalties, late charges or fines imposed against Landlord with respect to real estate taxes, assessments and the like (other than to the extent resulting from Tenant’s failure to pay amounts when due hereunder) that are otherwise includable within the term “Taxes.”

(2) The term “Tax Period” shall mean the then-applicable period of time with respect to which Taxes are required to be paid under applicable Requirements. Thus, under the law presently in effect in the Commonwealth of Massachusetts, “Tax Period” means the period from July 1 of a calendar year to June 30 of the subsequent calendar year. If and to the extent that any Tax Period contains less than twelve (12) complete calendar months, then the Base Tax Amount shall be reduced on a pro rata basis for purposes of calculating the Tax Excess (as hereinafter defined) for such Tax Period.

(3) Landlord represents and warrants that (a) the aggregate sum of all “Tenant’s Proportionate Shares” (or their equivalents) in the Building shall not exceed one hundred percent (100%), with the computation of each such “Tenant’s Proportionate Share” (or its equivalent) being made on a consistent basis, (b) the “Tenant’s Proportionate Share” (or its equivalent) of no present or future tenant or other occupant of the Building shall be calculated in a manner materially more favorable to such other tenant or other occupant than the manner used to calculate Tenant’s Proportionate Share (except with respect to retail tenants, if customarily calculated by a different method in similarly situated buildings, and storage space for short-term lease in the Building), and (c) at no time shall Tenant’s Proportionate Share exceed the true proportion that the rentable square footage of the Premises bears to the rentable square footage of the Building calculated in the manner described above.

(b) If the Taxes during any Tax Period after the Base Tax Period exceed the Base Tax Amount, then Tenant shall pay to Landlord, as additional rent, Tenant’s Proportionate Share of such excess (the “Tax Excess”). Tenant shall pay to Landlord, together with monthly payments of Base Rent, pro rata monthly installments on account of the projected Tax Excess for each Tax Period, in amounts reasonably calculated by Landlord from time to time with an adjustment made after the close of the Tax Period to account for the actual Tax Excess for such Tax Period. If the total of such monthly installments paid by Tenant with respect to any Tax Period is greater than Tenant’s Proportionate Share of the actual Tax Excess for such Tax Period, then Tenant shall be entitled to a credit against Tenant’s monthly installment payments on account of the projected Tax Excess hereunder in the amount of such difference or, if the Lease Term has expired and Tenant has no outstanding monetary obligations to Landlord, then Landlord shall promptly pay such amount to Tenant. If the total of such monthly installments actually paid by Tenant is less than Tenant’s Proportionate Share of the actual Tax Excess for such Tax Period, then Tenant shall pay to Landlord, as additional rent, the amount of such difference within thirty (30) days after Tenant receives Landlord’s invoice therefor. Landlord shall endeavor to provide a statement of Tenant’s Proportionate Share of the Tax Excess with a copy of the applicable tax bill within ninety (90) days following the last day of the tax fiscal year and in any event shall provide such statement within 365 days following such day, provided that failure to achieve the same shall not be a default hereunder and shall not limit Tenant’s obligation to pay Tenant’s Proportionate Share of the Tax Excess hereunder or receive a credit or refund as provided above. Such statement shall be produced in accordance with sound real estate accounting principles and on a GAAP basis. The Tax Payment shall be prorated, if necessary, to correspond with that portion of a Tax Period occurring within the Lease Term. Notwithstanding anything in this Lease to the contrary, Tenant is not obligated to make any payments on account of Taxes hereunder for any period before July 1, 2013.

(c) If any Taxes with respect to which Tenant shall have made a Tax Payment shall be adjusted to take into account any abatement or refund, then Landlord shall pay to Tenant within thirty (30) days its share of such abatement or refund either by cash payment or by rent credit against the installments of Base Rent or additional rent next coming due, less Landlord’s reasonable costs or expenses, including, without limitation, appraisal and reasonable attorneys’ fees, of securing such abatement or refund (to the extent not then or previously included in Taxes on account of which Tenant has made or will make a Tax Payment), or if there are insufficient remaining rental obligations to offset Tenant’s share of such abatement or refund, by cash payment to Tenant, or, if the Lease Term has expired and Tenant has no outstanding monetary obligations to Landlord, Landlord shall pay such amount to Tenant within thirty (30) days, but such credit or payment shall in no event exceed the amount originally paid by Tenant. If any amount owing to Tenant under this Section 4.2 and payable either in cash or by means of a credit against the Rent (together with any required interest payable thereon, if any) shall not be fully paid or credited to Tenant on the Expiration Date or earlier termination of this Lease, then Landlord shall promptly pay to Tenant the amount not theretofore paid or credited to Tenant. This paragraph shall survive the expiration of this Lease.

(d) Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other personal property placed in and upon the Premises by Tenant.

(e) Following the Commencement Date, if Tenant makes a timely written request to the Landlord to file applications or institute proceedings to reduce the

Building’s assessed valuation with the local taxing authorities or in a court of competent jurisdiction for judicial review of such assessed valuation, then Landlord will either diligently, timely and fully prosecute all such applications or notify Tenant that Tenant shall have the right to file, institute, or pursue such applications or proceedings in coordination with Landlord and subject to Landlord’s reasonable approval of the submissions and settlement of the same. Whether any such application or proceeding is initiated by Landlord in its own discretion or is pursued at the request of Tenant, Tenant shall have the right to consult with Landlord concerning the pursuit and settlement of any such application or proceeding by Landlord. If Tenant pursues any such application or proceeding at the direction of Landlord pursuant to the first sentence of this paragraph, then any abatement proceeds shall be payable to Landlord after deducting Tenant’s reasonable costs or expenses including, without limitation, appraisal and reasonable attorneys’ fees incurred in securing such abatement or refund. The computation of Taxes in any Tax Period as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Section 4.2 shall be based on the then-current assessed valuations with adjustments, payments, or credits to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authority as herein provided (and subject to the provisions of subparagraph (f), below). The provisions of this paragraph shall not inure to the benefit of any subtenants or licensees of Tenant. In no event shall the Base Tax Amount established for the Base Tax Period ever be reduced, even if the assessed valuation used in computing the Base Tax Amount is thereafter reduced, unless Landlord has timely pursued an application or proceeding with respect to such period within the time period permitted by Requirements.

(f) For each Tax Period during the Lease Term that occurs before the City of Boston fully assesses the Building (meaning, for the purposes of this Lease, the first City of Boston fiscal year in which the Commencement Date occurs), Landlord, in calculating the Taxes for such Tax Periods, shall estimate in good faith, using the factors typically implemented by the tax assessor on similar Buildings in the City of Boston, the real estate taxes for the Building as though the City of Boston had fully assessed the Building. When the City of Boston calculates the real estate taxes for the Building based upon the City of Boston’s assessment of the Building for the fiscal year in which the Commencement Date occurs (the “Fully Assessed Real Estate Taxes”), Landlord shall adjust its calculation of Taxes for the prior Tax Periods by reducing the Fully Assessed Real Estate Taxes, which themselves may compose only a portion of the calculation of Taxes for such Tax Periods, by 5% for each predecessor Tax Period. Such retroactive reconciliation shall occur simultaneously with, and as part of, the annual reconciliation of Tax payments, generally, in accordance with Section 4.2(b) above for the first tax fiscal year in which the Commencement Date occurs and any prior Tax Period. The computation of real estate taxes for the Tax Period in which the City of Boston fully assesses the Building and for each subsequent Tax Period shall be based upon the City of Boston’s assessment of the Building for such fiscal year (subject to the provisions of this Section 4.2).

4.3 OPERATING COSTS

(a) If the Operating Costs during any lease year after the Base Operating Costs Year exceed the Base Operating Costs, then Tenant shall pay to Landlord, as additional rent, Tenant’s Proportionate Share of such excess (the “Operating Costs Payment”). This Section 4.3 shall not be applicable to any portion of any lease year before the Commencement Date occurs or after the expiration or termination of the Lease Term, and the Operating Costs Payment for the lease year in which the Commencement Date occurs or in which this Lease shall expire or be terminated shall be a prorated amount computed on a per diem basis. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to make an Operating Expense Payment on account of Operating Expenses hereunder for the period before January 1, 2014. Landlord shall provide a statement (the “Estimated Operating Costs Statement”) showing Landlord’s good faith estimate of the Operating Costs and the Operating Costs Payment (the “Estimated Operating Costs Payment”) (i) no later than December 15, 2013, with respect to calendar year 2014 and (ii) for each subsequent lease year, within 90 days following the last day of the immediately preceding lease year. The Estimated Operating Costs Statement shall be produced in accordance with sound real estate accounting principles and on a GAAP basis. On January 1, 2014 and, with respect to subsequent lease years, the first day of the first month of such lease year that commences at least twenty (20) days after the date of the giving of such Estimated Operating Costs Statement, Tenant shall pay an amount equal to the product of (x) one-twelfth (1/12th) of the Estimated Operating Costs Payment for such lease year set forth on such Estimated Operating Statement, multiplied by (y) the number of months, to and including such first month, that have elapsed or commenced since the commencement of such lease year. On the first day of each month thereafter throughout such lease year, Tenant shall pay an amount equal to one-twelfth (1/12th) of such Estimated Operating Costs Payment. Landlord, within one hundred twenty (120) days after the end of any lease year, shall issue a reasonably detailed year-end accounting of Operating Expenses for such lease year, including a year-end computation of the Operating Costs Payment for such lease year, if any (the “Year-End Operating Costs Statement”), prepared by a CPA or the property manager. If the total Operating Costs Payment actually paid by Tenant with respect to any lease year is greater than the Operating Costs Payment as shown on the Year-End Operating Costs Statement for such lease year, then Landlord shall pay, within thirty (30) days, at Landlord’s election by Rent credit or cash, in the same manner as described in Section 4.2(c), the balanced owed to Tenant. The provisions of this paragraph shall survive the expiration of the Lease Term for a period of one (1) year. If the total of Operating Costs Payment actually paid by Tenant with respect to such lease year is less than the Operating Costs Payment as shown on the Year-End Operating Costs Statement for such lease year, then Tenant shall pay to Landlord the amount of such difference, as additional rent, within thirty (30) days after Tenant receives the Year-End Operating Costs Statement. Landlord’s failure to prepare and deliver any statements or bills required to be delivered to Tenant under this Section 4.3, or the failure of Landlord to make a demand under this Section 4.3 shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect, any Operating Costs Payment that may have become due under this Lease, provided that Landlord renders its accounting for the lease year in question within two (2) years after the end of the lease year in question, except in the case of the lease year in which the Expiration Date occurs, in which event such accounting must be rendered within one (1) year after the Expiration Date.

Notwithstanding anything herein to the contrary, in the event that any Operating Costs are incurred solely for the benefit of any tenant (including Tenant) or any class of tenants (e.g. office or retail) in the building, such Operating Costs shall be allocated entirely to such tenant(s) or class of tenants, as applicable. If Tenant reasonably requests in writing at least 90 days prior to the commencement of any calendar year, Landlord shall bid any service, other than management services, that is subject to renewal (i.e. there is no remaining term under the applicable service contract) and included within Operating Costs for the following calendar year to at least two qualified service providers acceptable to Landlord (provided that such bidding requirements do not apply to any service for which annual payments for such service are reasonably expected to be less than $50,000).

(b) As used in this Lease, the term “lease year” shall mean each calendar year (or part thereof) in which any part of the Term occurs.

(c) As used in this Lease, the term “Operating Costs” shall mean, subject to the limitations set forth herein, all reasonable costs and expenses incurred on an accrual basis by Landlord related and in connection with operating, insuring, repairing, equipping, maintaining, replacing, managing, cleaning and protecting (collectively, the “Operation”) the Building, the Building’s heating, ventilating, electrical, plumbing, and other systems, and the Lot (collectively, “Property”), including, without limitation, the following:

(1) All expenses incurred by Landlord or its agents which shall be related to employment of day and night supervisors, janitors, handymen, carpenters, engineers, firemen, mechanics, electricians, plumbers, guards, cleaners and other personnel (including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen’s compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or its agents pursuant to any collective bargaining agreement), for services engaged in the Operation of the Property, and personnel engaged in supervision of any of the persons mentioned above but in no event shall any of the above costs apply to any personnel above the level of Building Manager (or its equivalent position); provided, however, that the costs of employing personnel who work less than full-time in connection with the Operation of the Property shall be equitably adjusted;

(2) The cost of services, materials and supplies furnished or used in the Operation of the Property, including, without limitation, the cost to perform Landlord’s obligations pursuant to Section 8.2 and Article IX of this Lease except to the extent otherwise separately billed to Tenant as an additional service;

(3) The reasonable amounts paid to managing agents and for legal and other professional fees relating to the Operation of the Property, but excluding such fees paid in connection with (x) negotiations for or the enforcement of leases; (y) seeking abatements of Taxes; or (z) a sale or refinancing of the Property; provided, however, that the management fees shall not exceed the rate that would be paid to an independent managing agent in an arms’ length transaction, shall be commensurate with prevailing market management fees paid at similarly situated office buildings in the City of Boston, Massachusetts, and shall not exceed three percent (3%) of gross rentals of the Building per annum (plus reimbursement for expenses);

(4) Insurance premiums;

(5) Costs for electricity, steam, and other utilities not billed or separately charged to tenants of the Building;

(6) Water and sewer use charges;

(7) The costs of snow-plowing and removal and landscaping; and

(8) Amounts paid to independent contractors for services, materials and supplies furnished for the Operation of the Property.

Operating Costs may be incurred directly or by way of reimbursement, and shall include taxes applicable thereto not otherwise included in Taxes or any other provision of this Lease.

(d) If during all or part of any lease year, including, without limitation, the Base Operating Costs Year, Landlord is not performing or furnishing any item to any portion of the Building (the cost of which, if performed or furnished by Landlord to such portion of the Building would constitute a part of Operating Costs) (a) as a result of such portion of the Building not then being occupied or leased, (b) as a result of such item not being required or desired by a tenant, (c) as a result of any tenant itself obtaining or providing such item, or (d) for any other reason, whether similar or dissimilar to the foregoing, then Operating Costs for such lease year that vary with occupancy shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had performed or furnished such item to 95% of the rentable area of the Building.

(e) The following shall be excluded from Operating Costs:

(1) Capital replacements or improvements (which are distinguished for purposes of this Lease from ordinary repairs and maintenance) of the roof, any structural elements of the Building, and capital replacements or improvements of the mechanical, electrical and HVAC systems of the Building for the first 10 years of the Lease Term, except that, if Landlord, in its sole discretion, shall make a capital replacement or improvement (determined under generally accepted accounting principles (“GAAP”) of (i) the roof or any structural elements of the Building or (ii) during the first 10 years of the Lease Term, the mechanical, electrical and HVAC systems of the Building for the purpose of complying with any building code or other law, regulation or legal requirement in effect following the Commencement Date or, solely with respect to items described in clause (ii), for the purpose of reducing or conserving the use of energy in the Building or reducing other Operating Costs, the annual amortization of such capital replacement or improvement amortized on a straight-line basis over the useful life thereof utilized under GAAP (as reasonably determined by Landlord) with interest at the actual rate on any debt obtained to finance such replacement (or, if not financed by debt, with deemed interest at the rate of two points above the so-called base rate or prime rate from time to time announced by Bank of America or its successor) shall be included in Operating Costs, provided that, in the event Landlord’s estimate of the annual savings from a capital replacement or improvement intended to reduce Operating Costs shall exceed such annual amortization, Operating Costs shall include, in lieu of such amortization, Landlord’s estimate of such annual savings until the cost of such capital replacement or improvement shall have been completely amortized.

(2) Costs and expenses relating to employees of Landlord above the level of Building Manager (or its equivalent position) or for officers (or, if Landlord is a partnership) partners of Landlord;

(3) Costs and expenses which are properly allocable to other properties of Landlord (e.g., where a service is provided at a single cost to both the Property and another property of Landlord), with said allocation to be determined and calculated by Landlord in its reasonable discretion to exclude the costs fairly attributable to such other property;

(4) Expenses relating to tenants’ alterations;

(5) Principal or interest on indebtedness and rental on ground leases or other underlying leases, and expenses for financing, refinancing, and debt service, or any other loan (including, without limitation, fees for obtaining approvals from or otherwise dealing or negotiating with mortgagees or providing reports and information thereto or thereof [to the extent such reports and information are provided solely to the mortgagee and are not also provided to Tenant] and legal fees and disbursements in connection therewith);

(6) Expenses for which Landlord, by the terms of this Lease, makes a separate charge;

(7) Taxes;

(8) The cost of electricity or other utilities furnished to other tenants of the Building, to the extent separately billed to tenants;

(9) Leasing fees or commissions, advertising and promotional expenses relating to procuring tenants or expenses relating to leasing space in the Building or preparing space for lease or for occupancy (including without limitation, leasing concessions, contributions to tenant work, rental assumption obligations, entertaining, and legal fees in connection with lease negotiations and litigation);

(10) Legal or accounting fees and disbursements paid or incurred for collection of tenant accounts, or negotiation of leases, or relating to negotiations and disputes between Landlord and lessees and occupants of the Building;

(11) Except as otherwise expressly provided herein, depreciation or amortization;

(12) Costs incurred in connection with the removal, enclosure, encapsulation or treatment of Hazardous Materials other than routine testing and cleaning activities;

(13) Costs of any items that are payable or reimburseable to Landlord by insurance to the extent of such insurance coverage (but excluding deductibles, which are includable in Operating Costs);

(14) Charges for utilities, services or goods for which Tenant or any other tenant has reimbursed or is obligated to reimburse Landlord (other than the obligation to pay a share of operating costs under the applicable lease) or any other costs and expenses otherwise includable in Operating Costs, to the extent that such costs and expenses are reimbursed or a third party is obligated to reimburse Landlord;

(15) Costs of installing, operating and maintaining any cafeteria or sports club;

(16) Amounts paid to any person or entity affiliated with Landlord to the extent such amounts are in excess of amounts that would be paid in an arms length transaction with an unrelated third party (Tenant agreeing that a management fee of up to three percent (3%) of gross rentals of the Building per annum (plus reimbursement for expenses) shall not be deemed to be excluded pursuant to this sentence);

(17) Late fees incurred due to Landlord’s late payment of expenses, except to the extent attributable to Tenant’s actions or inactions;

(18) Voluntary contributions or payments to charities, associations, civic organizations, and not-for-profit entities in excess of similar contributions or payments by landlords of similar first-class office buildings in Boston and payments to business improvement district entities in excess of the rate payable by landlords of similarly situated buildings (e.g. in the Fort Point Channel area) in the City of Boston;

(19) Costs to design, permit and construct the Landlord’s Work;

(20) Linkage payments and other mitigation expenditures required by the City of Boston pursuant to the approvals for the Landlord’s Work;

(21) Costs to repair defects in the Landlord’s Work during the one-year warranty period referenced in Exhibit WORK LETTER;

(22) Costs of services to retail tenants at the Building (to the extent such services are provided exclusively to retail tenants in the Building);

(23) Costs of repairs or replacements or restorations incurred by reason of fire or other insured casualty (other than insurance deductibles) or condemnation;

(24) Costs of any service or facility, or level or amount thereof, provided to Tenant or any other tenant or occupant in the Building that either (A) is not supplied or furnished to Tenant, or (B) is supplied or furnished to Tenant pursuant to the terms of this Lease with separate or additional charge;

(25) Costs and expenses incurred in connection with the acquisition or sale of air rights, transferable development rights, easements or other real property interests;

(26) Costs and expenses incurred in relocating tenants in and out of the Building;

(27) Costs of tenant improvement allowances;

(28) Capital replacements or improvements to the Property, including capital replacement or improvements costs of compliance with any Requirements, other than those provided in subsection 4.3(e)(1) above;

(29) Costs of any work or service performed for any tenant whether at the expense of Landlord or such tenant, to the extent that such work or service is in excess of the level of work or service that Landlord is required to furnish Tenant under this Lease at the expense of Landlord;

(30) Costs incurred with respect to the execution or modification of any ground or underlying lease (including, without limitation, fees for obtaining approvals from or otherwise dealing or negotiating with superior lessors or providing reports and information thereto or thereof and legal fees and disbursements in connection therewith);

(31) Costs or expenses for sculpture, paintings, or other works of fine art, including, costs incurred with respect to the purchase, ownership and leasing of such works of art;

(32) Costs incurred with respect to the execution or modification of any document, instrument or agreement relating to or otherwise executed and delivered in connection with obtaining and/or maintaining historic tax credits for the Building;

(33) Costs and expenses in connection with any judgment, settlement or arbitration award resulting from any tort liability of Landlord or such other parties resulting from the negligence or willful misconduct of Landlord, any affiliate of Landlord, or any such party’s agents, contractors, employees, or representatives and any damages and attorneys’ fees and disbursements and other costs;

(34) Costs of correcting defects in the construction of the Landlord’s Work during the one year warranty period described in Exhibit WORK LETTER and defects for which Tenant has properly and timely given Landlord notice under such warranty in accordance with Exhibit WORK LETTER (specifically exclusive of corrections necessitated by ordinary wear and tear, which are included in Operating Costs);

(35) Costs of any expansions to the Property by the addition of leasable areas and any costs arising therefrom (including, without limitation, increased Operating Costs);

(36) Costs incurred with respect to a sale of all or any portion of the Property or any interest therein or in any person or entity of whatever tier owning an interest therein and the cost of maintaining, organizing or reorganizing the entity that is the landlord under this Lease;

(37) Any interest, fine, penalty or other late charge payable by Landlord (except to the extent that the cost of avoiding liability for such interest, fine, penalty or other late charge exceeds the amount thereof or resulting from Tenant’s failure to pay an amount when due under this Lease) or any increase in insurance premium resulting from Landlord’s violation of any Requirements (including without limitation building codes, and governmental rules or regulations) or insurance requirement;

(38) Any lease payments for equipment that, if purchased, would be specifically excluded as a capital replacement or improvement, except if the cost of such items (if purchased) would be included in Operating Costs pursuant to subsection 4.3(e)(1) above or if in accordance with good business practices, such items are rented on an occasional basis;

(39) Landlord’s general corporate overhead and general and administrative expenses;

(40) Costs of insurance coverage not required or permitted pursuant to the provisions of Article XI; and

(41) Any increase in insurance premiums for the Property due to acts or omissions of other tenants or occupants of the Property or uses or manners of use of space in the Property by other tenants or occupants that are inconsistent with uses in first-class office and retail buildings in downtown Boston.

(f) (1) At the request of Tenant at any time within one hundred eighty (180) days after Tenant’s receipt of any Year-End Operating Costs Statement, Tenant (at Tenant’s expense) may question the correctness of such accounting or the propriety of any item contained therein, and shall have the right to examine Landlord’s books and records applicable to Landlord’s Operating Costs relating to such Year-End Operating Costs Statement. Such right to examine the records shall be exercisable: (a) upon reasonable advance notice to Landlord and at reasonable times during Landlord’s business hours; (b) only during the 180-day period following Tenant’s receipt of the Year-End Operating Costs Statement; and (c) not more than once each lease year. Each Year-End Operating Costs Statement shall be deemed conclusive except as to items specifically disputed in writing by notice from Tenant to Landlord given within sixty (60) days after the 180-day period provided for above absent manifest error. Landlord acknowledges that Tenant shall have a continuing right to review the Base Operating Costs Year for purposes of determining amounts properly due in subsequent years, but Tenant acknowledges that the right to dispute amounts included in the Base Operating Costs Year shall only apply during the applicable 180-day period following the delivery of the Year-End Operating Costs Statement issued for the Base Operating Costs Year. Any examination of Landlord’s books and records permitted hereunder shall be conducted by an employee employed in the finance group of Tenant, an independent certified public accountant retained by Tenant or an auditing firm or other real estate professional reasonably approved by Landlord for such purpose (each, an “examiner”) at the place where they are regularly maintained in the City of Boston and during the 180-day period provided for above. The fees and expenses incurred in obtaining such an examination shall be borne by Tenant, unless such examination confirms that Tenant has overpaid its share of Operating Costs by more than five percent (5%), in which event the reasonable third party fees and expenses incurred by Tenant in obtaining such examination shall be borne by Landlord. In no event shall Tenant propose, nor shall Landlord ever be required to approve, any examiner of Tenant who is being paid on a contingent fee basis.

(2) As a condition precedent to performing any such examination of Landlord’s books and records, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement in form reasonably acceptable to Landlord agreeing to keep confidential any information that they discover about Landlord or the Building in connection with such examination. Without limiting the foregoing, such examiners shall also be required to agree that they will not represent any other tenant in the Building in connection with examinations of Landlord’s books and records. Notwithstanding any prior approval of any examiners by Landlord, Landlord shall have the right to rescind such approval at any time if in Landlord’s reasonable judgment the examiners have breached any confidentiality undertaking to Landlord.

(g) If Tenant elects not to have any unoccupied portion of the Premises cleaned (which portion must constitute a minimum of one full floor or the entire portion of a floor occupied by Tenant), it shall be entitled to a credit against the Operating Costs otherwise payable hereunder allocable to such portion to the extent not cleaned, but only to the extent Landlord realizes a savings under its cleaning contract as to such vacant space. Notwithstanding the foregoing, Landlord and Tenant agree to provide for minimal cleaning in any such unoccupied portion of the Premises to maintain such portion in a condition suitable for a first-class office building.

(h) To the extent that, at any time after January 1, 2014, Landlord adds one or more new recurring categories of Operating Costs with respect to any lease year that are not included in Base Operating Costs and have not been incurred at the request of Tenant, and such expenses are not typically incurred as recurring costs by first class office buildings in the City of Boston at such time, then for so long as expenses relating to such new categories are included in Operating Costs, Base Operating Costs shall be deemed to be increased by an amount equal to the amount included in Operating Costs for such new category of recurring Operating Costs in the first lease year in which such new category is added.

ARTICLE V

USE OF PREMISES

5.1 PERMITTED USE; LANDLORD COVENANT REGARDING CERTAIN USES

Tenant agrees that the Premises shall be used and occupied by Tenant only for the purposes specified as the Permitted Use, and for no other purpose or purposes. Without limiting the foregoing, Tenant, at its sole cost and expense and upon compliance with all applicable Requirements, may install a unit or units in the Premises for the purpose of warming food for the employees and business guests of Tenant (but not for use as a public restaurant), provided that Tenant shall obtain all permits required by any Requirements for the operation thereof and such installation shall comply with the provisions of this Lease. Tenant may also install, at its sole cost and expense and subject to and in compliance with the provisions of Article VI hereof, vending machines for the exclusive use of the employees and business guests of Tenant.

Tenant shall comply and shall cause its employees, agents, and invitees to comply with the Rules and Regulations attached to this Lease as Exhibit RULES (the “Rules and Regulations”) and such other reasonable rules and regulations as Landlord shall from time to time establish for the proper regulation of the Building and the Lot, provided that Landlord gives Tenant reasonable advance notice to Tenant of such other rules and regulations. Landlord shall enforce any such rules and regulations in a commercially reasonable manner. To the extent that any Rule or Regulation or any additional or amended Rule or Regulation conflicts with the terms of this Lease, the terms of this Lease shall control. Tenant’s compliance with any such additional Rule or Regulation shall not be deemed a waiver of Tenant’s right to contest the reasonableness of the same. Notwithstanding anything to the contrary contained herein, any dispute concerning the reasonableness of a new or modified Rule or Regulation shall be resolved by arbitration in accordance with Article XX hereof, and Tenant shall not be bound to comply with any new or modified Rule or Regulation (i) during any period of arbitration with respect to the reasonableness of the same, or (ii) if compliance would require Tenant to make an actual out-of-pocket payment in excess of what Tenant would otherwise be required to pay absent such additional Rule or Regulation. In addition, any additional Rule or Regulation that would adversely affect the normal conduct of Tenant’s business shall be deemed to be unreasonable.

Landlord agrees that it shall not enter into any lease with a third party permitting the use of such tenant’s premises in the Building primarily for a: (1) massage parlor (provided this restriction shall not apply to any spa, express massage or similar uses comparable to those operated in first class shopping centers), (2) so-called adult book store, (3) facility for the sale of paraphernalia for use with illicit drugs, or (4) off-track betting parlor.

5.2 COMPLIANCE WITH LAWS

(a) Tenant agrees that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, or contrary to any law, ordinance, by-law, code, rule, regulation or order applicable in the municipality in which the Premises are located or which will create a public or private nuisance to Landlord or anyone claiming by, thorough or under Landlord, subject to Tenant’s right to contest hereinafter set forth (Landlord acknowledging that the use of the Premises for general, executive, and administrative offices, generally, is not a breach of the terms of this sentence). Tenant shall obtain any and all approvals, permits, licenses, variances and the like from governmental or quasi-governmental authorities, including without limitation any Architectural Access Board and Board of Fire Underwriters (collectively, “Approvals”) which are required for Tenant’s use of the Premises, including, without limitation, as may be required to perform any construction work and installations, alterations, or additions made by Tenant to, in, on, or about the Premises; provided, however, that Tenant shall not seek or apply for any Approvals without first having given Landlord a reasonable opportunity to review any applications for Approvals and all materials and plans to be submitted in connection therewith and obtaining Landlord’s written consent, not to be unreasonably withheld. In any event, Tenant shall be responsible for all costs, expenses, and fees in connection with obtaining all Approvals (subject to reimbursement from the Allowance pursuant to Section II(B) of the Work Letter). Without limiting the general application of the foregoing, Tenant shall be responsible for compliance of the Premises including, without limitation, any alterations it may make to the Premises, with the applicable requirements of the Americans with Disabilities Act of 1990, Pub. Law 101-336, 42 U.S.C. § 12101 et. seq. and the regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same may be amended from time to time (collectively, the “ADA”), provided that Landlord consents to the Alterations, if any, necessary to attain such compliance. If Landlord refuses to consent to the construction of such Alterations necessary to comply with the ADA, then Tenant shall not be deemed to be in breach of the immediately preceding sentence. Landlord shall be responsible for compliance with the provisions of the ADA with respect to the exterior of the Building, parking areas, sidewalks and walkways, and any and all areas appurtenant thereto, together with all common areas of the Building not included within the Premises (including restrooms), except to the extent that the need for such compliance shall arise from any work or construction performed by Tenant or from Tenant’s particular use of the Premises (as opposed to the use of the Premises for offices, generally). Landlord and Tenant shall indemnify and hold each other harmless from and against any claims, damages, costs, and liabilities arising out of Landlord’s or Tenant’s failure or alleged failure, as the case may be, to comply with the ADA as set forth above, which indemnification obligation shall survive the expiration or termination of this Lease. Landlord and Tenant each agree that the allocation of responsibility for ADA compliance shall not require Landlord or Tenant to supervise, monitor, or otherwise review the responsibilities for ADA compliance as set forth herein. Tenant’s inability to obtain or delay in obtaining any such Approval shall in no event reduce, delay, or terminate Tenant’s rental, payment, and performance obligations hereunder, except as otherwise expressly provided in Exhibit WORK LETTER. Without limiting the generality of the foregoing, Tenant shall, at its own cost and expense, (i) make all installations, repairs, alterations, additions, or improvements to the Premises (and every part thereof, but excluding common utility and common Building systems located in or passing through the Premises, which are Landlord’s responsibility under Section 5.2(c) below) required by any law, ordinance, by-law, code, rule, regulation or order of any governmental or quasi-governmental authority subject to Tenant’s right to contest hereinafter set forth; (ii) keep the Premises equipped with all required safety equipment and appliances; and (iii) comply with all Requirements and the requirements of Landlord’s and Tenant’s insurers applicable to the Premises (and every part thereof and utility and Building systems located in or passing through the Premises), Building and Lot, subject to Tenant’s right to contest hereinafter set forth; and provided that in all events the use of the Premises for offices and lawful accessory uses shall be permitted at all times. Tenant may reasonably and in good faith contest the validity of any Requirement or the application thereof or any obligation under this Article V by an appropriate proceeding. Any such proceeding instituted by Tenant must be commenced as soon as is reasonably practicable after the issuance of any notification by the applicable governmental authority with respect to required compliance with such Requirement and shall be prosecuted to final adjudication with reasonable diligence. Notwithstanding the foregoing, Tenant promptly shall comply with any such Requirement and compliance shall not be deferred if at any time there is an emergency, the Building or any part thereof is in danger of being forfeited or lost, or Landlord is in danger of being subject to criminal or civil liability or penalty, by reason of noncompliance therewith. Tenant shall indemnify Landlord and all mortgagees of the Building against any cost or expense incurred by Landlord or any mortgagee by reason of such contest by Tenant in accordance with the provisions hereof. Notwithstanding the foregoing or anything to the contrary contained herein, Tenant shall not be obligated to perform any structural changes necessary to comply with any Requirements, unless compliance shall be required by reason of (i) any cause or condition arising out of any Alterations or installations in the Premises made by Tenant, or (ii) Tenant’s particular use, manner of use, or occupancy on behalf of Tenant of the Premises (as opposed to mere office use, generally; Landlord having no obligation for compliance of the Premises with regards to retail use), or (iii) any breach of any of Tenant’s covenants or agreements in this Lease, or (iv) Tenant’s use or manner of use or occupancy of the Premises as a “place of public accommodation” within the meaning of the ADA.

(b) Tenant shall not place a load upon any floor in the Premises exceeding the lesser of (a) the floor load per square foot of area which such floor was designed to carry as certified by Landlord’s architect and (b) the floor load per square foot of area which is allowed by law. Landlord represents and warrants to Tenant that the maximum floor load per square foot area throughout the Premises is 150 pounds per square foot. Landlord reserves the right to reasonably prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed in the Premises so as to distribute the weight.

(c) Except as provided in Section 5.2(a), Landlord shall comply with or cause to be complied with, all Requirements applicable to the common areas of the Building (including the common Building systems even if located in or passing through the Premises) and with respect to which Tenant is not obligated by Section 5.2(a) to comply. Landlord need not comply with any Requirements for so long as Landlord shall in good faith be diligently contesting, at its sole cost and expense, through appropriate proceedings brought in accordance with applicable Requirements, Landlord’s obligation to comply therewith; provided that (a) neither Tenant nor any Related Corporation of Tenant shall be subject to imprisonment or prosecution for a crime, nor shall the Premises or any part thereof be subject to being condemned or vacated, nor shall the certificate of occupancy for the Building be suspended or threatened to be suspended by reason of such noncompliance or by reason of such contest, and (b) before the commencement of such contest, if Tenant or any Related Corporation of Tenant may be subject to any civil fines or economic penalties or other criminal penalties or if Tenant may be liable to any independent third party as a result of such noncompliance, Landlord shall indemnify Tenant (and any such Related Corporation of Tenant) against the cost of such noncompliance and liability resulting from or incurred in connection with such contest or noncompliance. Landlord represents that upon completion of the Base Building Work (but without regard for any Alterations, including the Tenant Improvements, or Tenant’s particular use of the Premises), the Building, the Building systems and the Building common areas will be in compliance with all applicable Requirements, including, with respect to the Building common areas, the Americans with Disabilities Act.

5.3 INSURANCE RISKS

Tenant shall not permit any use of the Premises which will make voidable or, unless Tenant pays the extra insurance premium attributable thereto as provided below, increase the premiums for any insurance on the Building or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association (or any successor organization) or which shall require any alteration or addition to the Building (it being acknowledged that use of the Premises for office uses, generally, will not result in a breach of the provisions of this sentence). Tenant shall, within thirty (30) days after written demand therefor, reimburse Landlord and all other tenants for the costs of all extra insurance premiums caused by Tenant’s particular use of the Premises, as opposed to office use, generally. Any such amounts shall be deemed to be additional rent hereunder.

5.4 ELECTRICAL EQUIPMENT

Tenant shall not, without Landlord’s written consent in each instance, connect to the electrical distribution system any fixtures, appliances, or equipment which will operate individually or collectively in excess of the capacity of, or otherwise overload, the electrical system serving the Premises, and Landlord may audit Tenant’s use of electric power to determine Tenant’s compliance herewith. If Landlord, in its sole discretion, permits such excess usage, Tenant will pay, as additional rent, for the cost of power necessary to accommodate such usage, together with the cost of installing any additional risers, meters, and/or other facilities that may be required to furnish and/or measure such excess power to the Premises. Tenant, at Tenant’s sole cost and expense after completion of the Tenant Improvements, may reallocate the electric capacity available to the Premises to other floors included in the Premises (provided that, at or prior to the end of the Term, Tenant removes any Alterations that are required in connection with any such reallocation of electric capacity and restores such affected portion of the Premises to the electric capacity available prior to such Alterations).

5.5 TENANT’S OPERATIONAL COVENANTS

(a) Affirmative Covenants

In regard to the use and occupancy of the Premises, Tenant will at its expense: (1) keep the inside and outside of all glass in the doors and the interior windows of the Premises reasonably clean and replace promptly any cracked or broken glass with glass of similar or like quality; (2) maintain the Premises in a clean, orderly and sanitary condition; (3) keep any garbage, trash, rubbish or other refuse in appropriate office containers within the interior of the Premises until removed; (4) keep all mechanical apparatus free of vibration and loud noise which may be transmitted beyond the Premises; and (5) comply with and observe all reasonable, non-discriminatory rules and regulations established by Landlord from time to time subject to the provisions of Section 5.1.

(b) Negative Covenants

In regard to the use and occupancy of the Premises and common areas, Tenant will not: (1) place or maintain any trash, refuse or other articles in any vestibule or entry of the Premises, on the sidewalks or corridors adjacent thereto or elsewhere so as to obstruct any corridor, stairway, sidewalk or common area; (2) permit undue accumulations of garbage, trash, rubbish or other refuse within or without the Premises; (3) cause or permit objectionable odors to emanate or to be dispelled from the Premises; (4) commit, or suffer to be committed, any physical waste upon the Premises or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Building, or use or permit the use of any portion of the Premises for any unlawful purpose; or (5) park trucks or other vehicles in a manner that will block access to the loading docks serving the Building, except when Tenant is actively using such loading docks.

5.6 SIGNS

Tenant shall not place any signs, placards, or the like on the Building or in the Premises that will be visible from outside of the Premises (including without limitation both interior and exterior surfaces of the windows) except as expressly set forth in this Section 5.6.

So long as no Default is then continuing, Tenant shall have the right, at Tenant’s sole cost and expense, subject to the prior written consent of Landlord with respect to the design and location of such signage, which consent shall not be unreasonably withheld, and provided such signage is installed and maintained in compliance with Article VI of this Lease and all applicable Requirements, to install and maintain (i) one primary sign identifying Tenant as an occupant of the Building on the exterior façade of the Building fronting Summer Street and one secondary entry sign identifying Tenant in a manner consistent with similar first class buildings in the downtown Boston area, and (ii) on behalf of itself or any party that is a permitted assignee or subtenant pursuant to Article VII, lobby signage in the first floor entrance lobby exclusively serving the Premises identifying Tenant and such assignees or subtenant. In addition, Tenant may, at Tenant’s sole cost and expense, install any signage within the Premises without Landlord’s consent, provided that such signage is installed and maintained in compliance with Article VI of this Lease and all applicable Requirements and provided that such signage is not visible from the exterior of the Building (i.e., not visible from the street or, if above street level, not visible from the exterior of the Building in a manner that is inconsistent with or incompatible with a first-class office building in the City of Boston). Tenant shall be responsible for maintaining any signage installed by Tenant pursuant to this Section in good condition and repair and shall remove such signage at the expiration of the Lease Term (as same may be extended).

Landlord shall not, without Tenant’s prior written consent, grant any signage rights to other tenants on the Building’s exterior (other than in the areas designated by hatching on Exhibit MULTI-TENANT SIGNAGE, which Tenant acknowledges are reserved exclusively for other tenants), within the Premises, or within the first floor entrance lobby exclusively serving the Premises. Notwithstanding the foregoing, Landlord and Tenant agree that (x) with respect to the areas designated by hatching on Exhibit MULTI-TENANT SIGNAGE fronting A Street, any third party tenant signage on the exterior of the third (3rd) floor of the Building in the area designated as “Area A” shall be limited to twenty (20) square feet in size, and any third party tenant signage on the exterior of the first (1st) and second (2nd) floors shall not obstruct Tenant’s windows or be of a length more than one-half (1/2) the length of the Building, (y) with respect to the areas designated by hatching on Exhibit MULTI-TENANT SIGNAGE fronting Summer Street, Tenant shall have the right to approve the design of any such third party tenant signage (such approval right to be exercised in good faith and not to be unreasonably withheld, conditioned or delayed; Tenant acknowledging that this subclause (y) shall not give Tenant any approval rights over the identity of such third party tenant), and (z) with respect to the areas designated by hatching on Exhibit MULTI-TENANT SIGNAGE showing the rear view of the Building, any third party tenant signage shall not obstruct Tenant’s windows.

Landlord shall not place any signage in the Premises or (except within areas designated by hatching on Exhibit MULTI-TENANT SIGNAGE and reasonable signage identifying the Building and/or the property manager) on the exterior of the Building except with Tenant’s prior written consent or where required pursuant to applicable Requirements (e.g., exit signs, signage identifying stand pipes, etc.).

5.7 HAZARDOUS MATERIALS

Landlord represents to Tenant that, as of the Delivery Date, the Premises shall be free of Hazardous Materials that would violate Requirements except as disclosed pursuant to Exhibit EXISTING CONDITIONS and Hazardous Materials introduced to the Premises by Tenant or any Tenant Party. Landlord further represents to Tenant that, as of the date of this Lease, there are no CFC-based refrigerants in the Building’s base building HVAC system. Landlord shall be responsible, at its sole cost and expense, to remove or remediate (or cause the removal or remediation of) any Hazardous Materials found in (a) the common areas of the Building (except to the extent the responsibility of Tenant as provided below) and (b) solely to the extent such Hazardous Materials are existing in the Premises in violation of Landlord’s representation set forth in the first sentence of this paragraph or are introduced to the Premises by Landlord after the Commencement Date, the Premises during the Lease Term to the extent required by Requirements. Tenant shall not use, handle, transport, store, or dispose of any oil, hazardous or toxic substances, materials or wastes (collectively “Hazardous Materials”) in, under, on or about the Premises, the Building and/or the Lot except for usual and customary office products such as toner or cleaners which contain Hazardous Materials; provided, that (i) such cleansers, office supplies and products are ordinarily and customarily used in the ordinary course of first-class business offices and (ii) any such use is in strict compliance with all applicable Requirements. Without limiting the foregoing, any Hazardous Materials in the Premises, and all containers therefor, shall be used, kept, stored and disposed of with due care and in conformity with all applicable Requirements. If the transportation, storage, use, handling, or disposal of Hazardous Materials in the Premises, the Building, the Lot or anywhere on the Property arising out of or resulting from the acts or omissions of Tenant or its agents, employees, contractors, invitees, guests or others acting by, through or under Tenant, or Tenant’s use of the Premises, results in (1) contamination of the soil, air, surface or ground water or (2) loss, damage or harm to person(s) or property, then Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation with and approval by Landlord, to clean up all contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including, without limitation, reasonable attorneys’ fees, arising from or connected with any such contamination, claim of contamination, loss or damage. The provisions of this Section 5.7 shall survive the expiration or termination of this Lease. No consent or approval of Landlord shall in any way be construed as imposing upon Landlord any liability for the means, methods, or manner of removal, containment or other compliance with applicable Requirements for and with respect to the foregoing. The terms of this Section 5.7 shall apply to any transportation, handling, storage, use or disposal of Hazardous Materials irrespective of whether Tenant has obtained Landlord’s consent therefor.

ARTICLE VI

INSTALLATIONS, ALTERATIONS, AND ADDITIONS

6.1 (a) Tenant shall not make any alterations, additions, improvements, or other physical changes in, about or to the Premises (collectively, together with the Tenant Improvements, “Alterations”) (other than Permitted Alterations) without Landlord’s prior consent in each instance. Landlord may condition its approval of any Specialty Alterations on the obligation to remove the same upon the expiration or earlier termination of the Lease Term. Landlord shall not unreasonably withhold, delay or condition its consent to Alterations so long as such Alterations (i) are non-structural and do not adversely affect the Building systems, (ii) are performed only by Landlord’s designated contractors or by contractors or mechanics reasonably approved by Landlord to perform such Alterations, (iii) affect only the Premises, (iv) are in compliance with all applicable Requirements, and (v) do not adversely affect the eligibility for or use of historic tax credits by Landlord or anyone claiming by through, or under Landlord. For purposes of this Lease, the term “Permitted Alterations” means (x) the mere painting, decorating, or wall covering of the Premises or the performance of other purely decorative work, for which Tenant shall have no obligation to submit such plans and specifications in connection therewith, and (y) other than in the last 12 months of the Lease Term, non-structural work that does not require a building permit or other municipal, state or federal approvals under applicable Requirements. Landlord’s consent to Permitted Alterations shall not be required, provided that Tenant gives Landlord at least three (3) days’ prior notice describing such work in reasonable detail, accompanied by copies of plans and specifications therefore (to the extent plans and specifications are typically prepared in accordance with such work). Landlord shall not require Tenant to use overtime labor to execute its Alterations.

(b) Prior to making any Alterations, Tenant, at its expense, shall (i) submit to Landlord for its written approval (not to be unreasonably withheld), detailed plans and specifications (including layout, architectural, mechanical, electrical, plumbing, sprinkler and structural drawings) of each proposed Alteration, (ii) obtain all permits, approvals and certificates required by any governmental authorities, (iii) furnish to Landlord certificates of worker’s compensation insurance (covering all persons to be employed by Tenant, and Tenant’s contractors and subcontractors in connection with such Alteration), commercial general liability (including property damage coverage) and builder’s risk insurance coverage (issued on a completed value basis) or similar insurance, all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord’s managing agent, and their respective employees and agents, and any mortgagee as additional insureds (notice of which and the address of which having been provided to Tenant), and (iv) if requested by Landlord for Alterations costing more than $250,000 in the aggregate, furnish to Landlord such other evidence of Tenant’s ability to complete and to fully pay for such Alterations as is reasonably satisfactory to Landlord (which may include requiring Tenant to furnish Landlord prior to commencement of any such work a statutory lien bond or other security acceptable to Landlord assuring that any work by Tenant will be completed in accordance with the approved plans and specifications and fully paid for). Upon Tenant’s request, Landlord shall exercise reasonable efforts to cooperate with Tenant in obtaining any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (if the provisions of the laws, requirements, regulations, rules, codes, ordinances or guidelines applicable to the Building and Lot (each, a “Requirement”) require that Landlord join in such application), provided Landlord shall incur no cost, expense or liability in connection therewith (other than any de minimis expense). Landlord shall approve, disapprove with conditions, or disapprove Tenant’s request for Landlord’s approval of any such plans and specifications for Alterations within ten (10) Business Days from the submission thereof to Landlord. If the plans and specifications are disapproved with conditions or disapproved, Landlord shall set forth in writing its reasons for such disapproval in reasonable detail, and Tenant shall revise the plans and specifications in accordance with Landlord’s objections thereto and shall promptly resubmit revised plans and specifications to Landlord. If Landlord fails to respond to any request for consent to any Alterations within ten (10) Business Days after receiving such request, then Tenant may give Landlord a reminder notice, which reminder notice shall contain the following caption in bold and capitalized type:

YOUR CONSENT TO THE PROPOSED ALTERATION(S) AND THE PLANS THEREFOR (OR ANY RESUBMISSION, AS THE CASE MAY BE) SHALL BE DEEMED GIVEN IF YOU FAIL TO RESPOND TO THIS REQUEST WITHIN TEN (10) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to grant or deny the requested consent within ten (10) Business Days after its receipt of such reminder notice, Landlord’s consent thereof shall be deemed given. Upon Tenant’s request, Landlord, at Tenant’s cost and expense, shall join in any applications (including, without limitation, building department applications or the equivalent thereof) for any permits, approvals, or certificates required to be obtained by

Tenant in connection with any Alteration (if Requirements shall require that Landlord join in such application) and shall otherwise, without additional expense to Landlord (other than any de minimis expense), fully, promptly, and diligently cooperate with Tenant and its architects and designers in connection therewith, provided that Landlord shall not be obligated to incur any cost or expense, including, without limitation, attorneys’ fees and disbursements (unless the same relate to the review of customary application forms and the like) unless paid for in advance by Tenant, or suffer any liability in connection therewith. Landlord shall promptly and diligently cure (or cause to be cured) any violation of any Requirements concerning the Building (other than a violation caused by Tenant) that is the sole cause preventing Tenant from obtaining a building or other permit required for the performance of any Alterations, and cause such violation to be removed of record. Either party may submit to arbitration pursuant to Article XX any dispute regarding the reasonableness of Landlord’s withholding, conditioning, or delaying of its consent to Tenant’s plans and specifications for any Alteration(s), or any portion thereof.

(c) Tenant may, upon at least five (5) Business Days’ prior written notice to Landlord, file plans for any proposed Alterations with the buildings department or any other applicable governmental authority before Landlord’s approval of such plans; provided that (1) Tenant simultaneously delivers to Landlord a set of such plans if the same have not been delivered to Landlord previously, and (2) in no event shall Tenant be permitted to commence the work or to pull or otherwise obtain the permit or licenses to be issued by the buildings department authorizing such work until Landlord has approved such plans (or such approval has been deemed given in accordance with this Lease).

(d) Within thirty (30) days following completion of any Alterations, Tenant, at its expense, shall obtain and deliver to Landlord: (i) copies of paid invoices covering all of the Alterations, (ii) final waivers of lien from all contractors, subcontractors and material suppliers performing work or providing material in connection with the Alterations, (iii) proof of the satisfactory completion of all required inspections and the issuance of any required approvals and sign-offs by Governmental Authorities with respect thereto, (iv) “as-built” plans and specifications for such Alterations, (v) a written certification in the form of the AIA Document G702 (or, if such document is no longer in use, such other form as Landlord shall reasonably approve) from Tenant’s architect stating that (A) the Alterations have been completed in accordance with the plans and specifications approved by Landlord, (B) such work has been paid in full by Tenant, and (C) all contractors, subcontractors and materialmen have delivered to Tenant waivers of lien with respect to such work (copies of which shall be included with such architect’s certification), and (vi) such other documents and information as Landlord may reasonably request.

(e) All Alterations shall be performed (1) in a good and first-class workerlike manner and free from defects, (2) in accordance with the plans and specifications approved by Landlord, and by contractors approved by Landlord, (3) excepting only decorative alterations, under the supervision of a licensed architect reasonably satisfactory to Landlord, and (4) in compliance with all Requirements, the terms of this Lease, all reasonable and non-discriminatorily enforced procedures and regulations then prescribed by Landlord for coordinating all work performed in the Building. Any new procedures and regulations enacted by Landlord after the approval of any Alterations shall not apply to the performance of Alterations until after such Alterations have been substantially completed, except to the extent that any new procedures and regulations have been made and Tenant has been given notice of the same before the bidding of a contract for the Alterations in question. If Tenant disputes the reasonableness of any change or addition to the procedures and regulations hereafter adopted by Landlord, the dispute shall be determined by expedited arbitration in accordance with Article XX. Any such determination shall be final and conclusive upon the parties hereto. All materials and equipment to be used in the Premises shall be of at least as good quality as standard materials used in other areas of the Building, and at least equal to the applicable reasonable standards for the Building then established by Landlord. No such materials or equipment shall be subject to any lien or other encumbrance, except that Tenant may lease or finance purchases of Tenant’s Property in accordance with Section 7.10.

(f) All voice, data, video, audio and other low voltage control transport system cabling and/or cable bundles installed in the Building by Tenant or its contractor (collectively, “Cables”) shall be in compliance with all Requirements and installed and routed in accordance with a routing plan shown “as built” or “as installed” configurations of cable pathways, outlet identification numbers, locations of all wall, ceiling and floor penetrations, riser cable routing and conduit routing (if applicable), and such other information as Landlord may reasonably request. The routing plan shall be available to Landlord and its agents at the Building upon request. Upon the expiration or earlier termination of the Lease, Tenant shall remove all Cables from the Premises to the extent the same must be removed per the Requirements.

(g) All personal property, trade fixtures and other movable equipment (“Tenant’s Property”) shall be and remain the property of Tenant; Tenant may remove the same at any time on or before the expiration date and shall remove the same from the Premises upon the expiration or earlier termination of the Lease Term. Tenant shall repair and restore, in a good and workerlike manner, any damage to the Premises or the Building resulting from or caused by Tenant’s removal of any Tenant’s Property or Alterations and if Tenant fails to do so, Tenant shall reimburse Landlord, within 30 days of demand, for Landlord’s cost of repairing and restoring such damage. Any Tenant’s Property not so removed shall be deemed abandoned and Landlord may remove and dispose of same, and repair and restore any damage caused thereby, at Tenant’s cost and without liability to or recourse by Tenant or anyone claiming by, through or under Tenant. The foregoing provisions shall survive the expiration or earlier termination of this Lease.

(h) All contractors and subcontractors at any tier performing any construction, repair, refurbishment or restoration (“Work”) in the Building on behalf of Tenant or anyone claiming by, through or under Tenant, including, without limitation, Alterations, repairs, painting, wall coverings and/or carpeting, and installations of equipment, or with respect to any other construction work in, on, or to the Building (including Work performed by any person providing any services to the Building such as DSL, cable, communications, telecommunications or similar services) are required to be approved in advance by ASB Capital Management, LLC, on behalf of Landlord (“ASB”), and the business manager of the applicable local AFL-CIO Building and Construction Trades Council. ASB will only approve such contractors or subcontractors that: (i) are bound by and signatory to a collective bargaining agreement with a labor organization (a) whose jurisdiction covers the type of work to be performed at the Building, and (b) that is an Approved Building Trades Department Contractor or Subcontractor; and (ii) observe area standards for wages and other terms and conditions of employment, including fringe benefits. For purposes hereof, an “Approved Building Trades Department Contractor or Subcontractor” is a contractor or subcontractor that is currently affiliated with the Building and Construction Trades Department of the AFL-CIO (the “BCTD”) or, if no such BCTD-affiliated contractor or subcontractor is available for a particular trade (e.g., carpentry work), a contractor or subcontractor that is affiliated with a national trade union which was formerly affiliated with the BCTD and which recognizes (and will recognize and respect, for its work at the Building), the jurisdictional limitations established by the local BCTD. Further, Tenant shall comply with any reasonable contractor selection and payment policy promulgated by Landlord from time to time. Upon the request of Landlord, each such contractor and subcontractor shall provide written certification that all work performed by such contractor or subcontractor was performed in compliance with this policy. Contractors may not engage any subcontractor that does not satisfy the provisions of clauses (i) and (ii) above. If at any time a contractor or subcontractor does not satisfy clauses (i) and (ii) above, such contractor or subcontractor shall not be considered to be approved by Landlord or ASB. Prior to Tenant’s approval of any contractors in connection with the FF&E Work and from time to time thereafter upon Tenant’s reasonable request in connection with proposed Work, Landlord shall provide Tenant with a list of contractors and subcontractors then approved by ASB and Landlord to perform the Work in the trades specified for the performance of any Work. If Tenant shall enter into a contract with any contractor set forth on the approved list, Tenant shall not be required to obtain further consent to such contractor during the performance of the Tenant Improvements or applicable Work unless, before entering into a contract with such contractor or the commencement of work by the contractor, ASB or Landlord notifies Tenant that such contractor has been removed from the approved list.

(i) Tenant, at its expense, shall discharge any lien or charge filed or arising against the Premises and/or the Property (or any part thereof) arising out of or resulting from any work or service claimed to have been done by or on behalf of, or materials claimed to have been furnished to, Tenant or anyone claiming by, through or under Tenant, within 25 days after Tenant’s receipt of notice thereof by payment or filing the bond required by law or otherwise.

(j) Tenant shall pay promptly to Landlord or its designee, upon demand, all reasonable, third-party, out-of-pocket costs actually incurred by Landlord in connection with Tenant’s Alterations, including costs incurred in connection with (a) Landlord’s review of the Alterations (including review of requests for approval thereof) and (b) the provision of Building personnel during the performance of any Alteration to operate elevators or otherwise to facilitate any Alterations, except that no such costs and expenses shall be reimbursable or payable by Tenant with respect to the Tenant Improvements except as set forth on Exhibit WORK LETTER. Upon Tenant’s written request in connection with the submission of Alterations for review, Landlord shall provide Tenant with a good faith, non-binding estimate of the anticipated costs described in the immediately preceding sentence with respect to such Alterations. In addition, if Tenant’s Alterations shall cost more than $100,000.00, Tenant shall pay to Landlord or its designee, upon demand, an administrative fee in the amount of three percent (3%) of the total cost of such Alterations, in respect of the performance of such Alterations and the scheduling of equipment, facilities and personnel in connection therewith provided that the foregoing shall not apply to the Tenant Improvements.

(k) The approval of plans or specifications, or consent by Landlord to the making of any Alterations, shall not constitute Landlord’s agreement or representation that such plans, specifications or Alterations comply with any applicable codes, laws, rules, regulations, ordinances, or by-laws. Landlord shall have no liability to Tenant or any other party in connection with Landlord’s approval of any plans and specifications for any Alterations, or Landlord’s consent to Tenant’s performing any Alterations.

(l) All Alterations (including the Tenant Improvements), including fixtures, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of or during the Lease Term, whether or not by, or at the expense of, Tenant shall be and remain a part of the Premises and shall be the property of Landlord. Tenant shall have no obligation to remove the same except as expressly provided herein. Notwithstanding anything contained in this Lease to the contrary, Tenant may at any time remove any built-in equipment (including without limitation supplemental HVAC units, security systems, wireless communication systems, satellite dishes and cellular repeaters/antennae) installed by or on behalf of Tenant (and exclusively serving Tenant) except to the extent installed as part of the Tenant Improvements and provided that such removal does not cause any damage to the Premises (other than incidental damage associated with the removal process that is repaired by Tenant) or leave the Premises in untenantable condition. Landlord may condition its approval of any Alterations on Tenant removing Specialty Alterations (as defined below) contained therein prior to the expiration or earlier termination of the Lease Term, provided, however, that Tenant shall not be required to remove any Specialty Alterations (or a particular Specialty Alteration or portion thereof) from the Premises to the extent that Landlord, in good faith, determines that the next tenant leasing the Premises after the Expiration Date desires that such Specialty Alterations (or any portion thereof) remain in the Premises upon the commencement of the term of such tenant’s lease (Landlord agreeing that it shall, upon written notice given to Tenant no later than one hundred eighty (180) days prior to the expiration of the Lease Term, identify to Tenant any Specialty Alterations to remain a part of the Premises on account of the operation of this sentence, in which case Tenant shall have no obligation to remove such Specialty Alterations so identified by Landlord). If, at the time that Tenant requests Landlord’s consent to any Alteration(s), Tenant requests that Landlord inform Tenant whether Landlord will require Tenant to remove any Alteration(s) that constitute Specialty Alterations at the end of the Lease Term, Landlord will so advise Tenant at or before the time Landlord consents to such Specialty Alterations. If Landlord fails to notify Tenant with respect to whether Tenant will be required to remove any of such Specialty Alterations at the time Landlord gives (or is deemed to have given) its consent to such Specialty Alterations, then Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption on the first page thereof in bold and capitalized type:

YOU SHALL BE DEEMED TO HAVE ELECTED NOT TO REQUIRE TENANT TO REMOVE THE SPECIALTY ALTERATIONS PROPOSED BY TENANT SET FORTH IN TENANT’S NOTICE GIVEN PURSUANT TO SECTION 6.1(K) OF THE LEASE DATED                      , 20     IF YOU FAIL TO RESPOND TO SUCH NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE.

If Tenant sends a reminder notice to Landlord as aforesaid and Landlord fails to respond to Tenant within five (5) Business Days after its receipt of such reminder notice, then Landlord shall, automatically and without further act by any party, be deemed to have elected not to require Tenant to remove such Specialty Alterations. Any dispute between Landlord and Tenant arising under this Section 6.1(l) shall be resolved by arbitration in accordance with Article XX. Tenant shall have no other removal obligation other than the obligation set forth above. For purposes of this Lease, the term “Specialty Alterations” shall mean Alterations consisting of kitchens (other than pantries, microwaves, sinks, refrigerators, and coffee machines), executive and unisex bathrooms (except as required by Requirements), wiring and other equipment installed within or beneath raised computer or trading floors, vaults, vertical and/or horizontal transportation systems, dumbwaiters, pneumatic tubes, any penetrations or other Alterations to the floor slab (to the extent created by Tenant) other than typical core drillings for conduit, any internal staircases (including without limitation Tenant’s proposed main staircase from the first floor to the mezzanine level and associated atrium elements (the “Main Stair”)), and other Alterations of a similar character that are not consistent with standard office installations. In no event shall the following constitute “Specialty Alterations”: the Roof Deck (and any associated access stairs and/or lift).

(m) Provided that no Default is then continuing, Tenant shall be entitled to a refurbishment allowance in the amount of $203,642 (the “Refurbishment Allowance”) effective as of the date which is sixty (60) months after the Commencement Date, which Refurbishment Allowance may be requisitioned by Tenant on all of the terms and conditions applicable to the Allowance as set forth in Exhibit WORK LETTER and, to the extent not requisitioned by Tenant, shall either, as Landlord elects, be paid to Tenant or applied as a credit against the next Base Rent due under the Lease following the 72nd month after the Commencement Date. Tenant’s rights under this paragraph to requisition the Refurbishment Allowance shall terminate on the first day of the 72nd month after the Commencement Date.

ARTICLE VII

ASSIGNMENT AND SUBLETTING

7.1 PROHIBITION

Except as otherwise specifically provided in this Lease to the contrary, Tenant shall not, directly or indirectly, assign, mortgage, pledge or otherwise transfer, voluntarily or involuntarily, this Lease or any interest herein or sublet (which term without limitation, shall include granting of concessions, licenses, and the like) or allow any other person or entity to occupy the whole or any part of the Premises, without, in each instance, having first received the express consent of Landlord as provided in this Article VII. Except as provided in Section 7.7, any assignment, mortgage, pledge, transfer of this Lease or subletting of the whole or any part of the Premises by Tenant without Landlord’s express consent shall be invalid, void and of no force or effect. This prohibition includes, without limitation, any assignment, subletting, or other transfer which would occur by operation of law, merger, consolidation, reorganization, acquisition, transfer, or other change of Tenant’s corporate, ownership, and/or proprietary structure, including, without limitation, a change in the partners of any partnership, a change in the members and/or managers of any limited liability company, and/or the sale, pledge, or other transfer of any of the issued or outstanding capital stock of any corporate Tenant.

Subject to the provisions of Section 7.7, below, if Tenant is a corporation, the transfer (by one or more transfers) of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease provided that such transfer results in a change in control of Tenant. For purposes of this Section 7.7 the term “transfers” shall be deemed to include the issuance of new stock which results in a majority of the stock of Tenant being held by a person or entity that does not hold a majority of the stock of Tenant on the date hereof. If Tenant is a partnership, the transfer (by one or more transfers) of a majority interest in the partnership shall be deemed a voluntary assignment of this Lease. If Tenant is a limited liability company, trust, or any other legal entity, the transfer (by one or more transfers) of a majority of the beneficial ownership interests in, or the right(s) to manage and/or direct the operations of, such entity, however characterized, shall be deemed a voluntary assignment of this Lease.

In any case where Landlord shall consent to any assignment or subletting or if an assignment or sublet is permitted without Landlord’s consent hereunder, Tenant originally named herein shall remain fully liable for all obligations of Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided under this Lease and such liability shall not be affected in any way by any future amendment, modification, or extension of this Lease or any further assignment, other transfer, or subleasing and Tenant hereby irrevocably consents to any and all such transactions and no amendment of this Lease or waiver of, or consent to or departure from, any of the terms and conditions of this Lease shall constitute a novation or otherwise release any predecessor tenants; provided, however, that if such an assignment shall require Landlord’s consent hereunder, Tenant shall not be bound to the extent of any amendment to this Lease solely increasing the obligations of the assignor Tenant hereunder (other than an amendment evidencing rights expressly granted to Tenant hereunder, such as pursuant to a right of extension or first offer) occurring after such consent to assignment. It shall be a condition of the validity of any permitted assignment or subletting that the assignee or sublessee agree directly with Landlord, in form reasonably satisfactory to Landlord, to be bound by all obligations of Tenant hereunder jointly and severally with Tenant originally named herein, accruing from and after the date of the assignment or sublet, as applicable, including, without limitation, the obligation to pay all Rent and other amounts provided for under this Lease and the covenant against further assignment or other transfer or subletting, but for such subletting only with respect to the portion of the Premises so subleased. If the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may at any time and from time to time while a Default of Tenant is continuing, collect Rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved.

7.2 FURTHER ASSIGNMENT AND SUBLETTING

Landlord’s consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord’s express consent to any further assignment or subletting to the extent required hereunder and using the same standards as are applicable to an assignment, subletting or underletting by Tenant. In no event shall any permitted subtenant or assignee assign or encumber its sublease or further sublet any portion of the Premises, or otherwise suffer or permit any portion of the Premises to be used or occupied by others except subject to, and in compliance with, all of the terms, covenants and provisions of this Lease, which shall be applicable to any such further assignment or sublease to the extent required hereunder and using the same standards as are applicable to an assignment, subletting or underletting by Tenant.

Except where Landlord shall have exercised its option to terminate this Lease under Section 7.3 below, no transfer of any interest in this Lease, and no execution and delivery of any instrument of assumption pursuant to Section 7.1 hereof, shall in any way affect or reduce any of the obligations of Tenant under this Lease, but this Lease and all of the obligations of Tenant under this Lease shall continue in full force and effect as the obligations of a principal (and not as the obligations of a guarantor or surety). From and after any assignment of this Lease, the obligations of each such Transferee and of the original Tenant named as such in this Lease to fulfill all of the obligations of Tenant under this Lease shall be joint and several. Each violation of any of the covenants, agreements, terms or conditions of this Lease, whether by act or omission, by any transferee, shall constitute a violation thereof by Tenant.

7.3 NOTICE OF ASSIGNMENT OR SUBLEASE; TERMINATION RIGHTS

If Tenant desires to assign this Lease or sublet all or any portion of the Premises, then Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) the date Tenant desires the assignment or sublease to be effective, (b) the material business terms on which Tenant would assign this Lease or sublet all or such portion of the Premises, and (c) in the case of a sublease, a description of the portion of the Premises to be sublet. Such notice shall also include (i) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant, the nature of its business, and its proposed use of the Premises, (ii) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial statements, and (iii) such other information Landlord may reasonably request.

Such notice, if with respect to an assignment of this Lease or a sublet resulting in the sublet of at least 75% of the Premises in the aggregate (but expressly excluding permitted transfers pursuant to Section 7.7 below other than Minor Sublets) for at least 75% of the remaining term, shall be deemed an offer from Tenant to Landlord whereby Landlord shall be granted the right, at Landlord’s option, to terminate this Lease, upon the terms and conditions hereinafter set forth. Such option may be exercised by notice from Landlord to Tenant within twenty (20) days after Landlord’s receipt of Tenant’s notice. If Landlord exercises its option to terminate this Lease pursuant to the foregoing provisions, then (a) this Lease shall end and expire on the date that such assignment or sublease was to commence (as if such date were the expiration date of the term hereof), (b) Rent shall be apportioned, paid or refunded as of such date, (c) Tenant, upon Landlord’s request, shall enter into an agreement confirming such termination, and (d) Landlord shall be free to lease the Premises or any part thereof, to any person or persons, including, without limitation, to Tenant’s prospective assignee or subtenant (provided that if Landlord enters into a lease for the Premises with Tenant’s prospective assignee or subtenant within one year following such termination, then Landlord shall reimburse Tenant for Tenant’s actual out-of-pocket costs incurred in the negotiation of such proposed assignment or sublet in an amount not to exceed $50,000 within 30 days following invoice therefore, accompanied by invoices or other evidence of such payments reasonably satisfactory to Landlord). Notwithstanding the foregoing, within five (5) Business Days after receipt of Landlord’s termination notice, if any, delivered pursuant to this paragraph, Tenant may give Landlord notice that Tenant desires to rescind its request for consent to the proposed transfer, in which event Landlord’s recapture notice shall have no force or effect and Tenant shall recommence the process under this Section 7.3 prior to entering into any proposed transfer.

7.4 CONSENT TO ASSIGNMENT OR SUBLEASE

Provided that no Default of Tenant has occurred and is continuing hereunder, then, subject to the following provisions, Landlord’s consent to the proposed assignment or subletting shall not be unreasonably withheld. Landlord shall respond to such request within 30 days. Tenant shall, upon demand, reimburse Landlord for all actual, reasonable out-of-pocket expenses incurred by Landlord in connection with such assignment or sublease, including, without limitation, all reasonable legal fees and expenses reasonably incurred by Landlord in connection with the granting of any requested consent.

In no event shall Landlord be considered to have withheld its consent unreasonably to any proposed assignment or subletting if:

(1) the proposed assignee or subtenant does not have sufficient financial means to perform all of its obligations under this Lease or the sublease, as the case may be, and/or Landlord has not been furnished with reasonable proof thereof, or would otherwise adversely affect Landlord’s qualification for or use of historic tax credits;

(2) the proposed assignee or subtenant (i) is or has been under criminal investigation (other than for misdemeanor offenses of a de minimis nature) or is otherwise subject to material litigation that may have adverse consequences for such assignee’s or subtenants’ financial condition; (ii) is subject to an ongoing investigation for alleged violations of Requirements by the Securities and Exchange Commission of the United States or any successor agency, (iii) is or has been within the prior two years in default beyond applicable notice and cure periods of any monetary or material non-monetary covenant under a lease with Landlord or an affiliate of Landlord, or (iv) cannot make the representation and warranty set forth in Section 17.23 of this Lease.

(3) the proposed assignee or sublessee will use the Premises for (a) a use which does not comply with the conditions and restrictions set forth in this Lease, or (b) a use which could materially overburden the Premises, the Building, the parking areas or other common areas on the Property, or (c) a use which would materially increase the insurance premiums payable with respect to the Property or in the Operating Costs;

(4) the proposed assignee or subtenant is a person or entity (or affiliate of a person or entity) with whom Landlord or Landlord’s agent is then actively negotiating in connection with the rental of space in the Building, provided that comparable space is then available for lease in the Building for a like term (and, for purposes of this subsection (4), the term “actively” shall require the proposed assignee or subtenant to be still exchanging correspondence, and/or has scheduled conferences with respect to leasing comparable space in the Building for a like term for comparable space, or that either the proposed assignee or subtenant in question has submitted a written request for proposal or offer to Landlord or Landlord has submitted a written offer to such proposed assignee or sublessee within three (3) months preceding the date of Tenant’s request);

(5) the form of the proposed sublease or instrument of assignment is not reasonably satisfactory to Landlord;

(6) after such assignment or sublease, there shall be more than four (4) subtenants on any one whole floor within the Premises at any one time, and no more than eight (8) subtenants in the aggregate at any one time;

(7) the proposed subtenant or assignee shall be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the proposed assignee or subtenant agrees to waive such diplomatic or sovereign immunity, and/or shall not be subject to the service of process in, and the jurisdiction of the courts of, the Commonwealth of Massachusetts for all matters relating to such assignment or sublease;

(8) The proposed assignee or sublessee shall be an employment agency (except for the corporate offices thereof where no agency services are undertaken in the Premises) or a domestic or foreign governmental or quasi-governmental entity or agency; or

(9) a lawsuit is then pending or threatened between Landlord or any affiliate of Landlord or any affiliate of Landlord and the proposed assignee or subtenant (or affiliates thereof) (any assignee or subtenant described under clauses (2)-(4) or (6)-(9) hereof being referred to herein as a “Prohibited Tenant”).

Landlord shall advise Tenant of its consent to or rejection (with any rejection specifying in reasonable detail the reasons for such rejection) of the proposed assignment or sublease (subject to, and in accordance with, the other relevant provisions of this Article) by notifying Tenant in writing within twenty (20) days’ receipt thereof. If Landlord fails to respond to a request for consent to a sublet (but not an assignment) within such twenty (20)-day period, Tenant may give to Landlord a reminder notice, which reminder notice shall contain the following caption on the first page thereof in bold and capitalized type:

YOU SHALL BE DEEMED TO HAVE GRANTED THE CONSENT REQUESTED IN TENANT’S TRANSFER NOTICE DATED                      , 20     IF YOU FAIL TO RESPOND TO SUCH NOTICE WITHIN TEN (10) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE.

If Tenant sends a reminder notice to Landlord as aforesaid and Landlord fails to respond to Tenant within ten (10) Business Days after its receipt of such reminder notice, then Landlord shall be deemed to have granted its consent with respect to such sublet.

If a Default of Tenant shall occur and be continuing at any time prior to the effective date of such assignment or subletting, then Landlord’s consent thereto, if previously granted may be withdrawn by Landlord by written notice to Tenant, and such consent shall be void and without force and effect.

7.5 SUBORDINATION

Each sublease shall be subject and subordinate to this Lease and to the matters that this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease. Each sublease shall terminate upon the expiration or termination of this Lease, provided that if this Lease shall expire or terminate during the term of any sublease for any reason, or if Tenant shall surrender this Lease to Landlord during the term of any sublease, Landlord, in its sole discretion, upon written notice given to Tenant and the subtenant not more than thirty (30) days after the effective date of such expiration, termination or surrender, without any additional or further agreement of any kind on the part of subtenant, may elect to continue such sublease with the same force and effect as if Landlord as lessor and subtenant as lessee had entered into a direct lease as of such effective date for a term equal to the then unexpired term of such sublease and containing the same terms and conditions as those contained in the sublease, and, if Landlord shall so elect, the subtenant shall attorn to Landlord and Landlord and the subtenant shall thereupon have the same rights, obligations and remedies thereunder as were had by Tenant and the subtenant thereunder prior to such effective date, respectively, except that in no event shall Landlord be (a) liable for any act or omission by Tenant, or (b) subject to any offsets or defenses which the subtenant had or might have against Tenant, (c) bound by any rent or additional rent or other payment paid by the subtenant to Tenant in advance or (d) bound by any amendment to the Sublease not consented to by Landlord.

7.6 PROFITS

If Tenant shall enter into any assignment or sublease permitted hereunder that, pursuant to the provisions of this Lease, requires Landlord’s consent, Tenant shall, within sixty (60) days after Landlord’s consent to such assignment or sublease, deliver to Landlord a complete list of Tenant’s reasonable third-party brokerage fees, legal fees and architectural fees paid or to be paid in connection with such transaction, together with a list of all of Tenant’s personal property to be transferred to such assignee or sublessee. Tenant shall deliver to Landlord evidence of the payment of such fees promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord:

(a) In the case of an assignment of this Lease, on the effective date of the assignment, an amount equal to 50% of all sums paid to Tenant by the assignee for such assignment (including sums paid for the sale or rental of Tenant’s personal property, less, in the case of a sale thereof, the then fair market value of such personal property, as reasonably determined by Landlord) after first deducting Tenant’s reasonable third-party brokerage fees, legal fees and architectural fees and improvement allowances in connection with such assignment; or

(b) in the case of a sublease, 50% of the excess of the rent and other sums paid under the sublease to Tenant by the subtenant (together with any sums paid for the sale or rental of Tenant’s personal property, less, in the case of the sale of such personal property, the then fair market value thereof, as reasonably determined by Landlord) over the Base Rent and other sums payable under this Lease (appropriately pro-rated for any sublease of less than the entire Premises) after first deducting Tenant’s reasonable third-party brokerage fees, legal fees, architectural fees, improvement allowances and rent concessions paid or credited by Tenant in connection with such sublease amortized ratably over the term of such sublease. The sums payable under this clause shall be paid by Tenant to Landlord within 30 days of when paid by the subtenant to Tenant.

7.7 PERMITTED TRANSFERS

The prohibition contained in Section 7.1 hereof shall not apply to the transfer of shares of stock of Tenant if and so long as such stock of Tenant is publicly traded on a nationally recognized stock exchange. The prior consent of Landlord shall not be required with respect to assignments or sublets to a Related Corporation (as defined below), or assignments to a corporation into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant’s assets are transferred (a “Successor Entity”), in each case so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant (e.g. in the event of a merger, the resulting tenant under the Lease) has a tangible net worth of at least $139,000,000.00, cash and cash equivalents on hand of at least $103,600,000.00, a debt-to-equity ratio of less than .49, and a ratio of current assets to current liabilities of at least 2.9, in each case as determined in accordance with generally accepted accounting principles, consistently applied, and in the manner shown on Tenant’s financial statements for the year ending December 31, 2011, (iii) proof satisfactory to Landlord of such net worth and other matters described in the preceding clause (ii) is delivered to Landlord at least 10 days prior to the effective date of any such transaction, (iv) no Default is then continuing, and (v) the assignee or surviving entity agrees to assume the obligations of Tenant and be bound by the provisions of this Lease. Provided that a Default is not then continuing, Tenant may sublicense a portion of the Premises not to exceed 10% in the aggregate to any outsource contractor providing services to or for Tenant having a bona fide business need based on its business relationship with Tenant (a “Tenant Partner”) for such occupancy so long as the space to be occupied by such Tenant Partner is not separately demised, the arrangement is a revocable license, and Landlord is given prior written notice of such arrangement with evidence reasonably satisfactory to Landlord of such relationship. A “Related Corporation” shall mean a corporation or other business entity that controls, is controlled by, or is under common control with Tenant. For the purposes hereof, “control” shall be deemed to mean (x) ownership of not less than fifty-one percent (51%) of all of the voting stock of such corporation or not less than fifty-one percent (51%) of all of the legal and equitable interest in any other business entity if such entity is not a corporation and (y) the ability to control the day-to-day affairs of such corporation or entity. In no event shall the provisions of Section 7.6 apply to the transactions and transfers permitted without Landlord’s consent pursuant to this paragraph.

From and after the third anniversary of the Commencement Date, Tenant shall further have the right, with 30 days’ prior written notice to Landlord (which notice shall include a copy of the fully executed sublease), but without Landlord’s consent, to sublet a portion of the Premises not to exceed 15,000 rentable square feet in the aggregate to up to three third party subtenants for a term not to exceed the lesser of three years (including any extensions thereof) or the then remaining of Lease Term, provided that such subtenant is not a Prohibited Tenant at the time of such subletting and that the use of such portion of the Premises is limited to offices uses (i.e. not retail). Upon Tenant’s written request, Landlord shall notify Tenant whether any proposed subtenant is, in Landlord’s good faith opinion, a Prohibited Tenant. Any sublease pursuant to this paragraph (a “Minor Sublease”) shall be subject to all of the provisions of this Article VII other than the obligation to obtain Landlord’s prior written consent.

7.8 NO WAIVER

The acceptance by Landlord of the payment of Rent, additional rent or other charges from an assignee or sublease shall not be considered to be a consent by Landlord to any such assignment, sublease, or other transfer, nor shall the same constitute a waiver of any right or remedy of Landlord. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord’s consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord’s discretion by notice to Tenant.

7.9 OTHER TENANT ASSIGNMENTS OR SUBLEASES

If Landlord shall be entitled, pursuant to any lease with another tenant of the Building, to prohibit such other tenant from subletting any space in the Building or assigning its lease to Tenant by reason of the fact that Tenant is an occupant of the Building or any other reason, Landlord will not exercise such right unless (a) Landlord reasonably expects to have office space comparable to the space offered by such other tenant available for leasing for a like term within the three (3) month period after receipt of such other tenant’s request to assign its lease or sublet all or a portion of its premises or (b) if Landlord has, and wishes to exercise, any recapture right as to such space, such exercise shall be conditioned upon Landlord’s agreeing to lease such space to Tenant on all of the terms and conditions of this Lease except that (i) the fixed rent therefor shall be 100% of the then Fair Market Rent for such space, and (ii) the term thereof shall be co-terminus with the term of this Lease. If Landlord does not have any such office space available as provided in clause (a) above or does not exercise any such recapture right and offer the space to Tenant as provided in clause (b) above, then Landlord agrees that (1) Tenant shall have the right to enter a sublease or assignment transaction with such other tenant and (2) Landlord shall not unreasonably withhold or delay its consent thereto, using the same criteria as are applicable to an assignment or sublease by Tenant hereunder.

7.10 SECURITY AGREEMENTS

Notwithstanding anything to the contrary contained in this Lease, any of Tenant’s Property consisting of goods, machinery, equipment, appliances or other personal property located or installed by Tenant in the Premises may be purchased or acquired by Tenant subject to a chattel mortgage, conditional sale agreement or other title retention or security agreement (each, a “Security Agreement”), provided that (i) no such Security Agreement or Uniform Commercial Code filing statement relating thereto shall be permitted to be filed as a lien against Landlord, the Building, the Lot, any Alterations, or any fixtures, (ii) no lender shall have any right to remove such Tenant’s Property from the Building without Landlord’s approval, which approval may be withheld in Landlord’s reasonable discretion, and (iii) such Security Agreement shall provide that (x) before the removal of such Tenant’s Property, such lender shall give reasonable prior written notice to Landlord of its intent to remove Tenant’s Property, (y) such lender shall repair any and all damage caused to the Premises or the Building by reason of such removal, and (z) Landlord shall have no liability to such lender in the event that such Tenant’s Property shall not be removed by such lender before the expiration or earlier termination of this Lease.

7.11 DISPUTES

Any disputes between Landlord and Tenant under this Article VII shall be resolved by expedited arbitration in accordance with Article XX.

ARTICLE VIII

REPAIRS AND MAINTENANCE

8.1 TENANT OBLIGATIONS

Throughout the Lease Term, Tenant shall keep the Premises and every part thereof (except the common utility and common Building systems located in or passing through the

Premises, wherever located, which are Landlord’s responsibility pursuant to Sections 5.2(c) and 8.2) in good working order, condition, and repair, in keeping with a first-class office building commensurate with such other similar office buildings located in Boston, reasonable wear and tear and damage by casualty, as a result of condemnation, as a result of the failure of Landlord to provide services required to be provided hereunder only excepted, or to the extent necessitated by Landlord’s negligence or willful acts or those of its contractor or agents (subject to the provisions of Section 11.5 hereof); and shall return the Premises to Landlord at the expiration or earlier termination of the Lease Term in such condition.

8.2 LANDLORD OBLIGATIONS

Except as may be provided in Articles XII and XIII and subject to the provisions of Section 8.3, below, Landlord agrees to keep in good working order, condition, and repair the roof and all structural components of the Building (including, without limitation, the foundation, floor/ceiling slabs, roof, curtain walls (if any), exterior glass and mullions, columns, beams, shafts and stairwells (except for stairwells installed by Tenant) and including prevention of water infiltration), the common utility and Building systems, and the elevator and main lobbies, common hallways (if any), exterior entrances, restrooms and elevators (including elevator shafts), and the Building’s mechanical lines and equipment associated therewith, and the Building’s parking areas (if any), landscaped areas, plazas, and other common facilities including any repairs or replacements that, under the provisions of Section 8.1 it is Tenant’s obligation to make and perform, to the extent that the necessity for such repairs results from the negligence of Landlord or its agents, employees, or contractors (subject to the provisions of Section 11.5 hereof), all as a first-class office building commensurate with such other similar office buildings located in Boston; provided, however, that Tenant shall reimburse Landlord, as additional rent hereunder, within thirty (30) days after receipt of Landlord’s invoice therefor, for the costs of maintaining, repairing, or otherwise correcting any condition to the extent caused by or arising out of an negligent act or omission or Default under this Lease of Tenant or any employee, agent, or contractor of Tenant or any other party for whose conduct Tenant is responsible (but subject to the provisions of Section 11.5). Without limitation, Landlord shall not be responsible to make any improvements or repairs other than as expressly provided in this Lease. In addition, Landlord shall not be liable for any failure to make such repairs unless and until Tenant has given notice to Landlord of the need to make such repairs and Landlord has failed to commence to make such repairs within thirty (30) days of the giving of such notice, or, if such repairs are not capable of being completed within said 30-day period, without having commenced such repairs in such 30-day period and having failed to diligently prosecute such repairs to completion.

8.3 CAUSES BEYOND CONTROL OF THE PARTIES

Except as otherwise expressly provided in Articles XII and XIII, in no event shall either party be liable to the other for failure to perform any of its obligations under this Lease (excluding monetary obligations) when prevented from doing so by causes beyond its reasonable control, including, without limitation, labor dispute, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish services required under this Lease, or because of war or other emergency, or for any cause due to any act, neglect, or default of the other party or the other party’s servants, contractors, agents, employees, licensees or any person claiming by, through or under the other party. Nothing in this Section 8.3 shall excuse Landlord or Tenant’s failure to make payments under this Lease when due. Without limiting the foregoing, in no event shall either party ever be liable to the other for any indirect, special or consequential damages under the provisions of this Section 8.3 or any other provision of this Lease, except as set forth in Section 17.11, and provided that no remedy expressly set forth in this Lease shall be deemed special, indirect or consequential. Upon the occurrence of an event described in this Section 8.3 that excuses a party from performance hereunder, the party so excused shall in each instance exercise reasonable diligence to effect performance to the extent feasible on account of such event.

ARTICLE IX

SERVICES TO BE FURNISHED BY LANDLORD; UTILITIES

9.1 HEATING, VENTILATION AND AIR CONDITIONING

Landlord shall, during Business Hours, make available to the Premises, heating, ventilation and cooling service (“HVAC Service”) in accordance with the design criteria set forth on Exhibit LANDLORD SERVICES. If Tenant shall require HVAC Service at any times other than during Business Hours and/or Business Days, then Tenant shall provide not less than twenty-four (24) hours prior notice thereof to Landlord. Landlord shall make available such after hours HVAC Service to the Premises and Tenant shall pay to Landlord, as additional rent, within thirty (30) days after receipt of Landlord’s invoice therefor, such overtime HVAC charges as may from time to time be established by Landlord based on Landlord’s reasonable estimate of the cost to provide the same, without mark-up. Landlord represents that it is Landlord’s reasonable estimate that such rate, as of the Commencement Date, shall be $50.00 per floor per hour, subject to change from time to time. Tenant shall not install any supplementary or auxiliary HVAC equipment to serve the Premises without Landlord’s prior consent in each instance, which consent shall not be unreasonably withheld but which may include the requirement to pay for condenser water or other actual, reasonable third-party costs of Landlord related thereto. Landlord shall not be responsible if the building standard systems making available HVAC Service to the Premises shall fail to provide cooled or heated air, as the case may be, by reason of (i) any machinery or equipment installed by or on behalf of Tenant, which shall have an electrical load in excess of the average electrical load for the HVAC System as designed, or (ii) any Alterations made or performed by or on behalf of Tenant. Tenant at all times shall cooperate fully with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System. Without limitation, in no event shall Tenant introduce into the Premises personnel or equipment that overloads the capacity of the HVAC System or in any other way interferes with the system’s ability to perform adequately its proper functions, or that affects the temperature otherwise maintained by the HVAC System, provided that Tenant may install supplemental HVAC units in the Premises or as part of the Roof Equipment in accordance with the provisions of Section 17.17 and subject to the provisions of Exhibit LANDLORD SERVICES. Landlord shall make adequate quantities of condenser water available to Tenant for such supplemental HVAC units on a 24/7 basis up to 60 tons of cooling without the payment of any “tap-in” fee or other charge except that Tenant shall reimburse Landlord for such condenser water at a rate equal to Landlord’s actual cost for same (without mark-up by or profit to Landlord).

9.2 ELECTRICITY

Landlord shall permit the Building’s electricity provider to furnish electrical energy required for supplemental HVAC, lights and electrical outlets in the Premises in accordance with the provisions of the Lease. The Building capacity for electrical service serving the Premises shall be as set forth on Exhibit LANDLORD SERVICES. The Premises shall be served by an electric meter measuring all use of electrical energy in the Premises installed as part of the Tenant Improvements and Tenant shall be billed directly on a monthly basis by the utility company providing such energy. Tenant agrees to pay all such utility bills when due.

9.3 CLEANING AND SITE MAINTENANCE

Landlord shall provide cleaning services for the Premises and common areas of the Building including removal and disposal of usual and customary office trash, refuse, and recycling materials (which includes, without limitation, boxes and other containers in which office supplies are commonly sold), as well as site maintenance services, in accordance with the standards set forth in Exhibit LANDLORD SERVICES. If Tenant requires cleaning services in addition to those set forth on Exhibit LANDLORD SERVICES, Tenant shall provide Landlord with notice of the additional cleaning services that it requires, and Landlord shall promptly provide Tenant with the cost of providing such additional cleaning services as provided under the Landlord’s cleaning contract for the Building or as otherwise estimated by the cleaning contractor. If the additional cleaning services that Tenant has requested are available, Tenant may elect, by written notice to Landlord, to have such services provided in the Premises. The actual, incremental additional out-of-pocket cost to Landlord of providing such additional cleaning services shall constitute additional rent and Tenant shall make payment therefor within thirty (30) days after demand by Landlord, together with reasonable supporting documentation evidencing such incremental costs. Landlord shall use commercially reasonable efforts to respond to any concerns or complaints Tenant may have with respect to compliance with Exhibit LANDLORD SERVICES by Landlord’s cleaning contractor and, if so requested by Tenant, Landlord will arrange one or more meetings between Tenant and Landlord’s cleaning contractor to discuss Tenant’s concerns or complaints, and if Tenant’s concerns or complaints are not adequately addressed by such contractor, Landlord shall request a supervisory employee or executive of such contractor to accompany its cleaning personnel until Tenant’s concerns or complaints are adequately addressed. Landlord shall use reasonable efforts to inform Tenant in advance if Landlord intends to terminate the cleaning contractor for the Building and will endeavor to consult with Tenant before hiring any new cleaning contractor. Notwithstanding anything to the contrary contained herein, Tenant may use its own employees to provide minor cleaning services within the Premises during Business Hours and to clean any secured area or any separately demised portion of the Premises (such as a data room) at any time. Landlord’s cleaning contractor shall have access to the Premises without notice to Tenant outside of Business Hours. In addition, Landlord’s cleaning contractor shall have access to the Premises without notice to Tenant for any time period for which Tenant requests that such cleaning occur during Business Hours or on any weekend or holiday; provided, however, that Tenant shall pay to Landlord, as additional rent, any and all increases in costs incurred by Landlord under the cleaning contract above costs that would have otherwise been charged had the cleaning occurred outside of Business Hours on Business Days, within thirty (30) days after invoice. Tenant shall have the right, upon not less than thirty (30) days’ notice to Landlord, to elect to have any unoccupied portion of the Premises not cleaned (which portion must constitute a minimum of one full floor or the entire portion of a floor occupied by Tenant).

9.4 WATER

Landlord shall provide reasonable quantities of hot and cold water for usual and customary lavatory purposes to the bathrooms located in the Premises as of the date hereof and cold water for drinking, cleaning, humidification, and pantry purposes at a central connecting point. If Tenant requires water (other than condenser water, which is governed by Section 9.1) for any other purpose, including without limitation, in connection with the business conducted in the Premises, Tenant shall reimburse Landlord for the actual cost of such water and related sewer use charge (including, without limitation, a charge to reimburse Landlord for the cost of metering Tenant’s usage).

9.5 OTHER UTILITIES AND SERVICES

(1) Tenant shall contract directly with the providers for, and shall pay directly to the providers as they become due, all charges for gas, telephone, cable, data transmission and other utilities and services furnished to or consumed in the Premises. Landlord shall not be liable for any interruption or failure in the supply of any such services. Without limitation, if Tenant is not charged directly by the providers of any such services or utilities, then Tenant shall pay, as additional rent within thirty (30) days after receipt of Landlord’s invoice therefor, its allocable share of thereof, as determined by Landlord in its reasonable discretion. Except as expressly set forth in this Article IX, Tenant agrees to contract separately for all utilities and building and other services required for Tenant’s use and occupancy of the Premises hereunder.

(2) Landlord shall furnish elevator service and life safety services for the Building pursuant to the specifications set forth on Exhibit LANDLORD SERVICES.

(3) Landlord shall furnish, install, replace and dispose of, as required, all lighting tubes, lamps, bulbs and ballasts required in the Premises at Tenant’s sole cost and expense provided that (i) Landlord’s charges for the labor provided in connection therewith shall be in accordance with Landlord’s regular rates in effect from time to time, and not materially in excess of the rates for similar materials and services provided by landlords in other first class office buildings in downtown Boston, and (ii) Landlord shall not be entitled to charge Tenant any fee or mark-up over the actual costs incurred by Landlord to purchase such lighting tubes, lamps, bulbs and ballasts. All lighting tubes, lamps, bulbs and ballasts so installed shall become Landlord’s property upon the expiration or sooner termination of this Lease.

(4) Landlord shall provide reasonable access to Tenant and Tenant’s contractors, agents, employees, and/or invitees, at no cost to any of them, to the alleyway to the Building and, during Business Hours, to the Building’s service and/or loading dock.

9.6 EMERGENCY POWER

Landlord shall maintain emergency power sufficient to serve the following in the event of an emergency: (i) all Building systems for which Landlord is required to maintain emergency power by applicable Requirements, including at least one elevator in each of the elevator banks serving the Premises, and (ii) the emergency lighting in core corridors, stairways and stairway exit signs.

Subject to the provisions of this Lease (including, without limitation, Article VI hereof), Tenant, at Tenant’s sole cost and expense, shall have the right to connect each floor of the Premises to the Building’s emergency power distribution system for back-up emergency power to Tenant’s equipment (Landlord making no representation or warranty regarding the sufficiency or quality of such power for Tenant’s use), Tenant acknowledging that Tenant will be responsible for connecting into a separate auto-transfer switch on the emergency generator for such back-up power in connection with Tenant’s Tenant Improvements. Notwithstanding anything to the contrary contained in this Lease (including the second paragraph of Section 9.8 below) in no event shall Landlord be liable to Tenant or any Tenant Party on account of the failure of the emergency power system to supply Tenant with power at any time or for any interruption, shortage, loss, liability, damage or claim resulting from use of or connection to the same, it being understood and agreed that Landlord is providing access to such power as an accommodation to Tenant and not as a building service or duty of Landlord. Tenant shall not connect to or use the Building’s emergency power system in a manner that adversely affects the operations of such system for the remainder of the Building. To the extent that Tenant exercises its rights under this paragraph, Tenant shall pay, within 30 days after invoice, Landlord for the actual third-party costs incurred by Landlord to re-size the emergency generator and all associated connections, structural modifications, dunnage, and other improvements necessary to facilitate Tenant’s desired connection to the Building emergency power distribution system.

9.7 OTHER SERVICES

Landlord shall provide, itself or through third parties, property management for the Building consistent with other similar first-class office buildings similarly situated in the City of Boston. If Tenant requests from time to time, Landlord shall use commercially reasonable efforts to provide such other services as are reasonably required to operate the Building in a first-class manner consistent with similar buildings in the City of Boston, at Tenant’s sole cost and expense.

9.8 INTERRUPTION

Except as otherwise expressly provided in the immediately following paragraph or Articles XII or XIII, Landlord shall not be liable to Tenant, nor shall Tenant have a claim for any compensation or reduction of Rent, arising out of or resulting from interruptions or shortages of utilities or building services, or from Landlord’s entering the Premises for any of the purposes authorized by this Lease or for repairing the Premises, or any portion of the Building and/or the Property. If Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any utility or service or performing any other obligation to be performed on Landlord’s part, by reason of any cause, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to any claim by Tenant that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant not less than twenty-four (24) hours’ advance notice of any contemplated stoppage and will use diligent efforts to avoid unreasonable inconvenience to Tenant by reason thereof. Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards. In so doing, Landlord shall make diligent efforts to avoid unreasonable inconvenience to Tenant by reason thereof.

Notwithstanding the foregoing to the contrary, in the event that there shall be an interruption, curtailment or suspension of any service required to be provided by Landlord pursuant to this Lease (and no reasonably equivalent alternative service or supply is provided by Landlord), or if Landlord fails to commence and diligently prosecute to completion any repair or maintenance required by Landlord under this Lease (including repairs or maintenance necessary for Landlord to comply with the provisions of Section 5.2(c)) within applicable notice and cure periods, that shall materially interfere with Tenant’s use and enjoyment of a material portion of the Premises, and Tenant actually ceases to use the affected portion of the Premises (any such event, a “Service Interruption”), and if (i) such Service Interruption shall continue for five (5) consecutive Business Days following receipt by Landlord of written notice from Tenant describing such Service Interruption (the “Service Interruption Notice”) provided that no notice shall be required where Tenant’s inability to use such portion of the Premises results from the closure of the Building, (ii) such Service Interruption shall not have been caused, in whole or in part, by matters described by Section 8.3 or by an act or omission in violation of this Lease by Tenant or by any negligence of Tenant, or Tenant’s agents, employees, contractors or invitees, and (iii) the cure of the condition giving rise to the Service Interruption is within Landlord’s reasonable control (a Service Interruption that satisfies the foregoing conditions being referred to hereinafter as a “Material Service Interruption”) then, as liquidated damages and Tenant’s sole remedy at law or equity, Tenant shall be entitled to an equitable abatement of Base Rent, based on the nature and duration of the Material Service Interruption, the area of the Premises affected, and the then current Base Rent amounts, for the period that shall begin on the commencement of such Material Service Interruption and that shall end on the day such Material Service Interruption shall cease. The provisions of this paragraph shall not apply in the instance of matters addressed by Articles XII and XIII. Any dispute between Landlord and Tenant under this Section shall be subject to arbitration in accordance with the terms of Article XX.

Except in the event of an emergency, Landlord shall use commercially reasonable efforts to (i) advise Tenant at least three (3) Business Days before any shutdown of electrical service or other utility services affecting the Premises, and (ii) coordinate such shutdowns with Tenant. Landlord shall use commercially reasonable efforts (except in the event of an emergency) to cause such shutdowns to occur after outside of Business Hours.

ARTICLE X

INDEMNITY

10.1 INDEMNITY

To the maximum extent permitted by law, Tenant shall indemnify and save harmless Landlord and the members, managers, partners, directors, officers, agents, invitees, and employees of Landlord (any one, a “Landlord Party”), against and from all claims, expenses, or liabilities of whatever nature (a) arising directly or indirectly from any default or breach by Tenant under any of the terms or covenants of this Lease; or (b) arising directly or indirectly from any accident, injury, or damage, however caused, to any person or property, on or about the Premises; or (c) arising directly or indirectly from any accident, injury, or damage to any person or property occurring outside the Premises but within the Building or on the Lot, where such accident, injury, or damage results, or is claimed to have resulted, from any negligent act or omission on the part of Tenant or anyone claiming by, through or under Tenant, or Tenant’s or their contractors, agents, servants, or employees; provided, however, that in no event shall Tenant be obligated under this Section 10.1 to indemnify Landlord or any other Landlord Party, to the extent such claim, expense, or liability results from any negligence or other misconduct of Landlord or any other Landlord Party. To the maximum extent permitted by law, Tenant shall indemnify and save harmless Landlord and the Landlord Parties against and from all claims, expenses, or liabilities of whatever nature arising directly or indirectly from any accident, injury, or damage, however caused, to any person or property, wherever occurring, from Tenant’s use of or connection to the Building’s emergency power distribution system pursuant to Section 9.6 of this Lease.

To the maximum extent permitted by law, Landlord shall indemnify and save harmless Tenant, and the members, managers, partners, directors, officers, agents, invitees, and employees of Tenant (any one, a “Tenant Party”), against and from all claims, expenses, or liabilities of whatever nature (a) arising directly or indirectly from any default or breach by Landlord under any of the terms or covenants of this Lease; or (b) arising directly or indirectly from any accident, injury, or damage, however caused, to any person or property, occurring outside the Premises but within the Building or on the Lot; or (c) arising directly or indirectly from any accident, injury, or damage to any person or property occurring on our about the Premises, where such accident, injury, or damage results, or is claimed to have resulted, from any negligent act or omission on the part of Landlord or any Landlord Party; provided, however, that in no event shall Landlord be obligated under this Section 10.1 to indemnify Tenant or any other Tenant Party to the extent such claim, expense, or liability results from any negligence or other misconduct of Tenant or any other Tenant Party.

The indemnification set forth in this Section 10.1 shall survive the expiration or termination of this Lease. This indemnification and hold harmless agreement shall include, without limitation, indemnity against all expenses, reasonable attorneys’ fees and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof with counsel acceptable to the party seeking indemnification. At the request of party seeking indemnification, the indemnifying party shall defend any such claim or proceeding directly on behalf and for the benefit of the indemnified party.

Notwithstanding anything to the contrary contained in the Lease, wherever any party is entitled to indemnification under this Lease (the “indemnified party”), the provisions of this paragraph shall govern. The indemnified party shall notify the other party (the “indemnifying party”) promptly in writing of any such claim or any action or proceeding brought thereon and shall cooperate with the indemnifying party and its counsel in the defense of any such claim, action, or proceeding. The indemnifying party may defend, compromise or settle any such claim, action or proceeding; provided, however, that if the compromise or settlement of any such claim, action or proceeding does not result in the complete and unconditional release of the indemnified party, such compromise or settlement will require the indemnified party’s prior written consent, which consent shall not be unreasonably withheld. The indemnified party shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such indemnified party, not to be unreasonably withheld.

10.2 TENANT’S RISK

Tenant agrees to use and occupy the Premises and to use such other portions of the Building and the Lot as Tenant is herein given the right to use at Tenant’s sole risk; and Landlord shall have no responsibility or liability for any loss or damage, however caused, to furnishings, fixtures, equipment, or other personal property of Tenant or of any persons claiming by, through, or under Tenant, except to the extent the result of the negligence or intentional misconduct of Landlord or any other Landlord Party (but subject in any event to the provisions of Section 11.5 of the Lease).

10.3 INJURY CAUSED BY THIRD PARTIES

Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through, or under Tenant, for any loss or damage resulting to Tenant or those claiming by, through, or under Tenant, or its or their property, that may be occasioned by or through the acts or omissions of persons occupying any part of the Building, or for any loss or damage from the breaking, bursting, crossing, stopping, or leaking of electric cables and wires, and water, gas, sewer, or steam pipes, or like matters, except to the extent any such loss or damage arises out of or results from the negligence or intentional misconduct of Landlord or any other Landlord Party (but subject in any event to the provisions of Section 11.5 of the Lease).

10.4 SECURITY

Tenant agrees that, in all events, Tenant is responsible for providing security to, and installing locks and access control systems serving, the Premises, common areas within the Building and serving Premises, and Tenant’s personnel and Landlord shall have no obligations or liabilities, of any kind, in connection therewith. Tenant shall provide Landlord with master keys, access cards and codes and all other necessary means of access to all locks and access control systems for and with respect to the Premises. To the extent that Landlord elects to provide security services at the Building from time to time, Landlord and Tenant shall cooperate to avoid redundant provision of security personnel or services.

ARTICLE XI

INSURANCE

11.1 PUBLIC LIABILITY INSURANCE

Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of any part of the Premises, (a) a policy of commercial general liability insurance, written on an occurrence basis with a general aggregate per location extension and including contractual liability coverage to cover any liabilities assumed under this Lease, insuring against all claims for bodily injury, property damage, personal injury or advertising injury on or about the Premises or arising out of the use of the Premises, including products liability, and completed operations liability, with limits of at least $1,000,000 per occurrence and $2,000,000, general aggregate, (b) automobile liability insurance covering all owned vehicles, hired vehicles, and all other non-owned vehicles in the amount of at least $1,000,000 combined single limit, (c) worker’s compensation insurance in accordance with applicable statutory legal requirements, and (d) employer’s liability insurance with a limit of not less than $1,000,000 or such other higher limits imposed by Requirements, and (e) umbrella/excess insurance on a following-form basis in excess of the foregoing coverages in the amount of at least $5,000,000 per occurrence. The general liability and umbrella policies shall designate Landlord, its managing agent, if any, and any mortgagees (as may be set forth in a notice given from time to time by Landlord) as additional insureds, as their interests appear, and shall be in form and substance reasonably satisfactory to Landlord.

Each such policy shall not expire or be amended or canceled without at least fifteen (15) days’ prior written notice to Landlord in each instance and each policy shall provide that the interests of Landlord thereunder or therein shall not be affected by any breach by Tenant of any policy provision. A certificate evidencing such insurance coverages shall be delivered to Landlord on or prior to the Commencement Date, and thereafter on an annual basis (and in any event not less than twenty-four (24) hours prior to the expiration thereof). Each such policy shall be written by insurance companies licensed in the Commonwealth of Massachusetts, having a rating in Best’s Key Rating Guide (or any successor thereto, or if there be none, an insurance rating organization having a national reputation) of at least “A-” and a financial size category of not less than “Class VII.” Tenant shall have the right to obtain any of the general liability insurance required hereunder pursuant to a blanket general liability policy covering other properties provided the blanket policy contains an endorsement that names Landlord, Landlord’s managing agent and any mortgagees (as may be set forth in a notice given from time to time by Landlord), as additional insureds, references the Premises.

11.2 HAZARD INSURANCE

Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of any part of the Premises, fire and extended coverage insurance in so-called “Special Causes of Loss” form including boiler and machinery (if applicable). Covered property shall include but not be limited to all fixtures, equipment and other personal property of tenant and any Alterations. The amount of insurance shall not be less than 100% of the replacement cost of such property, and the policy shall contain an agreed amount extension. Tenant shall also purchase time element (business income/extra expense) coverage against the perils insured by the property policy for a period of indemnity of twelve months. Tenant shall also maintain insurance against such other hazards as may from time to time reasonably be required by Landlord, provided that such insurance is customarily required of tenants in the area in which the Premises are located on property similar to the Building, that Tenant receives written notice specifying all such additional insurance as may be required, and that such coverage is generally available. Each such policy shall be written by insurance companies licensed in the Commonwealth of Massachusetts, having a rating in Best’s Key Rating Guide (or any successor thereto, or if there be none, an insurance rating organization having a national reputation) of at least “A-” and a financial size category of not less than “Class VII.”

11.3 CONSTRUCTION PERIOD INSURANCE

At any time when demolition or construction work is being performed on or about the Premises or Building by or on behalf of Tenant, in addition to the insurance coverages required by Tenant, above, Tenant shall require that all contractors and subcontractors performing Alterations keep in full force and effect the following insurance coverage, in each instance with policies in form and substance reasonably satisfactory to Landlord:

(1) builder’s risk completed value (non-reporting form) in such form and affording such protections as reasonably required by Landlord (which builder’s risk insurance may be included as part of the property insurance referenced in Section 11.2, above); and

(2) workers’ compensation or similar insurance in form and amounts required by law.

(3) Employer’s liability insurance in the amount of at least $500,000 or such other higher limits imposed by Requirements.

(4) Commercial General Liability insurance against all claims for bodily injury, property damage, personal injury and advertising injury with limits not less than $1,000,000 per occurrence and in $2,000,000 the aggregate, with Products/Completed Operations coverage (with evidence of Products/Completed Operations coverage).

(5) Automobile liability insurance covering all owned vehicles, hired vehicles, and all other non-owned vehicles in the amount of at least $1,000,000 combined single limit,

(6) umbrella/excess insurance on a following-form basis in excess of the foregoing coverages in the amount of at least $4,000,000 per occurrence.

Landlord, its managing agent, its mortgagee and the fee owner of the Lot shall be listed as additional insureds under each policy listed above (not including subparagraphs (1), (2), and (3)). This insurance shall be primary and noncontributory with respect to other insurance required under this Lease. The respective insurance carriers shall waive all rights of subrogation against Landlord and Tenant with respect to losses payable under such policies.

Tenant shall cause a certificate or certificates of such insurance to be delivered to Landlord prior to the commencement of any work in or about the Building or the Premises, in default of which beyond any applicable notice or cure period Landlord shall have the right, but not the obligation, to obtain any or all such insurance at the expense of Tenant, in addition to any other right or remedy of Landlord. Higher amounts may be reasonably required by Landlord if the Alterations to be performed are hazardous. The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Lease.

11.4 RENTAL ABATEMENT INSURANCE

The Landlord may elect to keep and maintain in full force and effect during the Lease Term, rental abatement insurance against abatement or loss of Rent in case of fire or other casualty, in an amount at least equal to the amount of the Rent payable by Tenant during the then current lease year as reasonably determined by Landlord. All premiums for such insurance shall be included in Operating Costs for the purposes of this Lease.

11.5 WAIVER OF SUBROGATION

Landlord and Tenant mutually agree that with respect to any loss which is covered by any insurance then being carried by them or that would have been covered had such party been carrying the insurance required hereunder, the one carrying or required to carry such insurance and suffering said loss waives and releases the other of and from any and all claims and rights of recovery against the other with respect to such loss and agrees not to seek to recover from the other or to make any claim against the other, and in the case of Landlord, against all Tenant Parties, and in the case of Tenant against all Landlord Parties, for any loss or damage incurred by the waiving/releasing party, to the extent that such loss or damage is to be insured under any insurance policy required by this Lease or that would have been insured had the party carried the insurance that it was required to carry hereunder. The foregoing waiver and release applies whether or not the loss or damage resulted from the negligence of the other party, the Landlord Parties or the Tenant Parties. In addition, the parties hereto shall procure an appropriate clause in, or endorsement on, any insurance policy required by this Lease pursuant to which the insurance company waives subrogation. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section and shall provide that the foregoing waiver and release will not adversely affect the rights of the insureds under such policies. Landlord and Tenant further mutually agree that their insurance companies shall have no right of subrogation against the other on account thereof.

11.6 LANDLORD’S INSURANCE

Landlord shall keep the Building, the appurtenances thereto and the property of Landlord contained therein (but not any Alterations or any tenant improvements constructed by or for any other tenants in the Building) insured against damage and destruction with “Special Causes of Loss” insurance in the amount of the full replacement value of the Building, as the value may exist from time to time, and as required by any lender of Landlord or its affiliates with respect to the Building. Such coverage shall include damage done by fire and other casualty typically covered under policies covering comparable buildings in the vicinity of the Building. Said insurance shall be maintained with an insurance company authorized to do business in Massachusetts having a rating in Best’s Key Rating Guide (or any successor thereto, of if there be none, an insurance rating organization having a national reputation) of at least A-/VII, at the expense of Landlord (but with the same to be included in the Operating Costs described in Section 4.3), and payments for losses thereunder shall be made solely to Landlord. Landlord shall also maintain commercial general liability insurance against all claims for bodily injury, personal injury, and property damage arising out of all operations in connection with the Building in the amount required by under the terms of any mortgage on the Building, or, if none, in such amounts as prudent owners of comparable Boston office buildings would carry from time to time. Landlord shall provide to Tenant not later than the earlier of the Delivery Date, and, thereafter, upon Tenant’s request (made no more often than once per policy period), a certificate evidencing the effectiveness of the insurance policies required to be maintained by Landlord hereunder. Landlord reserves the right to maintain such additional insurance (whether by additional amounts and/or coverages) as is customary for a prudent landlord of similarly situated properties in the City of Boston or to meet the insurance requirements of any mortgagee.

ARTICLE XII

CASUALTY

12.1 DEFINITION OF “SUBSTANTIAL DAMAGE” AND “PARTIAL DAMAGE”

The term “substantial damage”, as used herein, shall refer to damage or lack of access to the Building which is of such a character that in Landlord’s reasonable, good faith determination the same cannot, in ordinary course, be expected to be repaired or access restored within 365 calendar days from the date of such damage. Any damage which is not “substantial damage” is “partial damage”.

12.2 PARTIAL DAMAGE

If, during the Lease Term there shall be partial damage to the Building or the Premises by fire or casualty, and, in the case of damage outside the Premises, if such damage shall materially interfere with Tenant’s access to or use of the Premises, then Landlord shall promptly proceed to restore the Premises (other than any Alterations) and the Building (to the extent such damage materially interferes with Tenant’s use of or access to the Premises) to substantially the condition in which the same were in immediately prior to the occurrence of such damage; provided, however, in no event shall Landlord be obligated to expend more than the sum of (x) insurance proceeds actually received by Landlord, plus the amount of any deductible carried by Landlord, and (y) $1,500,000.

12.3 SUBSTANTIAL DAMAGE TO THE BUILDING

If, during the Lease Term there shall be substantial damage or lack of access to the Building as a result of fire or casualty, Landlord may terminate this Lease by notice to Tenant given within sixty (60) days after the occurrence of such damage, regardless of whether such damage materially interferes with Tenant’s use of the Premises. If Landlord shall give such notice, then this Lease shall terminate as of the sixtieth (60th) day after such notice is given, with the same force and effect as if such date were the date originally established as the expiration date hereof. If Landlord does not elect to terminate this Lease, Landlord shall provide Tenant with notice in writing (the “Restoration Notice”), no later than sixty (60) days after the date of any damage covered by this Article, that Landlord intends to restore the Premises or access to the Premises and such notice shall set forth reasonable estimate of Landlord’s general contractor required to complete such restoration (“Estimated Completion Date”).

12.4 ABATEMENT OF RENT; TENANT’S RIGHT TO TERMINATE

If during the Lease Term the Building or its surrounding areas shall be damaged by fire or casualty and if such damage shall materially interfere with Tenant’s access to or use of the Premises as contemplated by this Lease, a just proportion of the Base Rent, Tax Payment and Operating Costs Payment payable by Tenant hereunder shall abate proportionately (x) if this Lease is not terminated in accordance with the provisions of this Article XII, for the period in which, by reason of such damage, there is such interference with Tenant’s use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant’s use of the Premises, but such abatement or reduction shall end if and when three (3) months after (to allow Tenant to restore the Alterations) Landlord shall have given notice to Tenant that Landlord shall have substantially restored the Premises or so much thereof as shall have been originally constructed by Landlord (exclusive of any of Alterations or Tenant’s fixtures, furnishings, equipment and the like or work performed therein by Tenant) to substantially the condition in which the Premises were prior to such damage, or (y) if this Lease is terminated in accordance with this Article XII, from the date of such damage for the remainder of the Lease Term.

When fire or other casualty renders the Premises substantially unsuitable for its intended use, including without limitation by denying Tenant reasonable access to the Premises, and Tenant does in fact cease to occupy all or a portion of the Premises on account of such event, Tenant may elect to terminate this Lease if:

(a) Landlord fails, within 30 days following written notice from Tenant of such failure, to give to Tenant the Restoration Notice within sixty (60) days after such casualty, to the extent such restoration is required hereunder;

(b) such casualty results from an uninsured event and the cost of such restoration is in excess of $1,500,000, and Landlord does not agree, within 30 days after Tenant’s written request, to restore the same; or

(c) If Landlord gives to Tenant the Restoration Notice, and, the Estimated Completion Date is more than 13 months from the date of such Restoration Notice, provided that Tenant gives such notice within 30 days after receiving the Restoration Notice; or

(d) If Landlord gives to Tenant the Restoration Notice and Landlord fails to restore the Premises (to the extent such restoration is required hereunder) to a condition substantially suitable for their intended use or fails to provide alternate access within 13 months (or such longer period as is specified in Landlord’s Restoration Notice) of such fire or other casualty; provided however, that (x) in the event Landlord has diligently commenced repairs to the damaged property and such repair takes more than 13 months to complete due to causes beyond Landlord’s reasonable control, Landlord shall have the right to complete such repairs within a reasonable time period thereafter (the “Additional Time”) but in no event shall such Additional Time be longer than length of such delays beyond Landlord’s reasonable control and (y) if Landlord completes such restoration within 30 days following receipt of Tenant’s notice of termination, then such notice of termination shall be deemed null and void and of no further effect.

If neither party terminates this Lease pursuant to rights set forth in this Article XII, then this Lease shall remain in full force and effect, and the Rent shall abate as to any portion of the Premises that is not usable for the Permitted Use until three (3) months after the period of such untenantability or inaccessibility to allow Tenant to restore the Alterations, as above mentioned, and Landlord shall promptly commence to restore the Premises (other than any Alterations and Tenant’s personal property) to substantially the same condition as before such damage occurred and shall diligently prosecute such restoration to completion.

If during the last two (2) years of the Term the Building or the Premises shall be damaged by, or become inaccessible as a result of, fire or casualty, and if such fire or casualty damage or inaccessibility resulting therefrom, whether to the Premises or the Building, cannot reasonably be expected to be repaired or restored within one hundred eighty (180) days from the date of such damage or before the Expiration Date, whichever first occurs, then Landlord or Tenant shall have the right, by giving notice to the other not later than thirty (30) days after the occurrence of such damage, to terminate this Lease. If either Landlord or Tenant shall give notice of termination pursuant to this Section, the Term shall expire by lapse of time upon the date which is thirty (30) days after such notice is given and Tenant shall vacate the Premises and surrender the same to Landlord. Upon the termination of this Lease under the conditions provided for in this Section, Tenant’s liability for Rent shall cease as of the date of such termination, subject, however, to abatement thereof between the date of such casualty and the date of such termination.

Notwithstanding anything to the contrary contained in this Lease, if the Building or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time maintained by Landlord, and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within thirty (30) days from the time that repair work would commence, Landlord or Tenant may, at its election, terminate the Term by notice to the other party given within sixty (60) days after such loss. If such notice is given, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the Expiration Date hereof.

12.5 MISCELLANEOUS

In no event shall Landlord have any obligation to make any repairs or perform any restoration work under this Article XII if prevented from doing so by reason of any cause described in Section 8.3, including, without limitation, any Requirements. Further, Landlord shall not be obligated to make any repairs or perform any restoration work to any Alterations to the Premises performed by or for the benefit of Tenant (all of which Tenant shall repair and restore).

Any disputes under this Article XII are subject to arbitration in accordance with the procedures set forth in Article XX.

ARTICLE XIII

EMINENT DOMAIN

13.1 RIGHTS OF TERMINATION FOR TAKING

If all of the Premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) physically unsuitable for the Permitted Uses, or if all reasonable access to the Premises, shall be taken (including a temporary taking in excess of 360 days) by condemnation or right of eminent domain or sold in lieu of condemnation, Tenant may elect to terminate this Lease by giving notice to Landlord of such election not later than thirty (30) days after Tenant has been deprived of possession of the Premises (or such portion) or after its access to the Premises has been so affected, as the case may be.

Further, if (a) at least 25 percent of the Building or the Lot or (b) so much of the Building (which may, but need not include, the Premises) or the Lot shall be so taken, condemned or sold or shall receive any direct or consequential damage by reason of anything done pursuant to public or quasi-public authority to the extent that continued operation of the same would, in Landlord’s reasonable opinion, be uneconomical, then, in either case, Landlord may elect to terminate this Lease by giving notice to Tenant of such election not later than thirty (30) days after the effective date of such taking. In addition, if at least 33% of the Premises shall be so taken, then Tenant may elect to terminate this Lease by giving notice to Landlord of such election not later than ninety (90) days after the effective date of such taking. This Lease shall terminate on the date that such notice is given to the other party, and the Rent shall be prorated and adjusted as of such termination date.

Should any part of the Premises or the aforesaid access be so taken or condemned or receive such damage and should this Lease be not terminated in accordance with the foregoing provisions, Landlord shall promptly after the determination of Landlord’s award on account thereof, expend so much as may be necessary of the net amount which may be awarded to and actually received by Landlord in such condemnation proceedings in restoring the Premises (other than any Alterations) and such access to an architectural unit that is reasonably suitable to the uses of Tenant permitted hereunder. Should the net amount so awarded to and actually received by Landlord be insufficient by an amount in excess of $50,000 to cover the cost of so restoring the Premises or the aforesaid access, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the Premises to such an architectural unit, with all reasonable diligence, or Landlord may terminate this Lease by giving notice to Tenant within a reasonable time after Landlord has determined the estimated cost of such restoration.

13.2 PAYMENT OF AWARD

Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building and the Lot and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking or damage, as aforesaid. Tenant covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant’s trade fixtures installed in the Premises by Tenant entirely at Tenant’s expense and for relocation expenses; provided that such action shall not affect the amount of compensation otherwise recoverable hereunder by Landlord from the taking authority.

13.3 ABATEMENT OF RENT

In the event of any such taking of the Premises or the aforesaid access, if and to the extent Tenant is deprived of possession of the Premises or deprived of all access to the Premises, the Rent or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall be suspended or abated, as appropriate and equitable in the circumstances.

13.4 MISCELLANEOUS

In no event shall Landlord have any obligation to make any repairs under this Article XIII if prevented from doing so by reason of any cause beyond its reasonable control, including, without limitation, requirements of any applicable Requirements. Further, Landlord shall not be obligated to make any repairs to any Alterations, the restoration of which shall be the responsibility of Tenant promptly following Landlord’s completion of its restoration obligations hereunder.

ARTICLE XIV

DEFAULT

14.1 TENANT’S DEFAULT

(a) If at any time any one or more of the following events (herein referred to as a “Default” or “Default of Tenant”) shall occur:

(1) Tenant shall fail to make payment of (i) Base Rent or any recurring monthly payment of Rent (such as Operating Costs or Taxes) within five (5) Business Days after Landlord has sent to Tenant notice of such default, or (ii) any other Rent due under this Lease within ten (10) Business Days after Landlord has sent to Tenant notice of such default; or

(2) Tenant shall fail to perform or observe any other covenant or provision herein contained on Tenant’s part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or, if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period,

Tenant shall fail to commence to remedy the same within said 30-day period and diligently to prosecute such remedy to completion within not more than ninety (90) days after notice to Tenant; or

(3) except as otherwise provided by applicable Requirements, if the estate hereby created shall be taken on execution or by other process of law, or if Tenant shall be judicially declared bankrupt or insolvent according to law, or if any assignment shall be made of the property of Tenant for the benefit of creditors, or if a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Tenant’s property by a court of competent jurisdiction and such receiver, guardian, conservator, trustee or similar official is not dismissed or discharged of its duties within 60 days of its appointment, or if a petition shall be filed for the reorganization of Tenant under any provisions of law now or hereafter enacted, and such proceeding is not dismissed within sixty (60) days after it is begun, or if Tenant shall file a petition for such reorganization, or for arrangements under any provisions of such laws providing a plan for a debtor to settle, satisfy, or extend the time for the payment of debts;

then, in any such case, Landlord may in addition to any remedies otherwise available to Landlord, to the fullest extent permitted by applicable law, immediately or at any time thereafter, and without demand (but with prior notice to Tenant), enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of Landlord’s former estate, and expel Tenant and those claiming by, through or under it and remove its or their effects (forcibly if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and/or Landlord may terminate this Lease by written notice to Tenant and this Lease shall come to an end on the date of such notice as fully and completely as if such date were on the date herein originally fixed for the expiration of the term of this Lease and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as herein provided. To the extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws (including M.G.L. c.186, §11), in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease. In the event of any such termination, entry or re-entry, Landlord shall have the right to remove and store Tenant’s property and that of persons claiming by, through or under Tenant at the sole risk and expense of Tenant and, if Landlord so elects, (x) to sell such property at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant and pay the balance, if any, to Tenant, or (y) to dispose of such property in any manner in which Landlord shall elect, Tenant hereby agreeing to the fullest extent permitted by law that it shall have no right, title or interest in any property remaining in the Premises after such termination, entry or re-entry.

Any notice of default required to be delivered under this Section shall (1) specify the applicable default, (2) if monetary in nature, specify the amount required to be paid to cure such default (to the extent then ascertainable), and (3) state on the first page of such notice in capital, bold face letters “NOTICE OF DEFAULT.”

(b) Tenant covenants and agrees, notwithstanding any termination of this Lease as aforesaid or any entry or re entry by Landlord, whether by summary proceedings, termination, or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Rent and other charges reserved as they would become due under the terms of this Lease if this Lease had not been terminated or if Landlord had not entered or re entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof; but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord in reletting, after deduction of all expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, reasonable and the like), and in collecting the rent in connection therewith. As an alternative, at the election of Landlord, Tenant will upon such election pay to Landlord, as liquidated damages, either (i) such a sum as at the time of such termination represents the amount of the excess, if any, of the then present value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Lease Term if the lease terms had been fully complied with by Tenant over and above the then present cash rental value of the Premises for what would be the then unexpired Lease Term if the same remained in effect (minus any amounts previously collected by Landlord pursuant to the first sentence of this paragraph; the Federal Reserve discount rate, or equivalent, plus 2% shall be used in calculating present values) or (ii) a sum equal to twelve (12) months (or such lesser number of months as may then be remaining in the Lease Term) of Base Rent and additional rent at the rate last payable by Tenant under this Lease, as Landlord specifies in such election. For purposes of this Article, if Landlord elects to require Tenant to pay damages in accordance with clause (i) of the immediately preceding sentence, the total amount due shall be computed by assuming that Tenant’s Tax Payments and Tenant’s Operating Costs Payments would be, for the balance of such unexpired term, the amount thereof respectively for the Tax Period and lease year, respectively, in which such termination, entry or re-entry shall occur.

(c) In case of any Default of Tenant, re-entry, entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord’s option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Lease Term and may grant concessions or free rent to the extent that Landlord considers advisable or necessary to re-let the Premises and (ii) make such alterations, repairs and decorations in the Premises as Landlord, in its sole judgment, considers advisable or necessary for the purpose of reletting the Premises; and no action by Landlord in accordance with the foregoing shall operate or be construed to release Tenant from liability hereunder as aforesaid. It is specifically understood and agreed that Landlord shall be entitled to take into account in connection with any reletting of the Premises all relevant factors which would be taken into account by a sophisticated developer in securing a replacement tenant for the Premises, such as, but not limited to, the first class quality of the Building and the financial responsibility of any such replacement tenant. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under such re-letting, and Tenant hereby waives, to the extent permitted by applicable Requirements, any obligation Landlord may have to mitigate Tenant’s damages. Landlord agrees to list the Premises with a broker in the event of a termination, entry or re-entry under this Article XIV, provided that Landlord’s obligation to list the Premises as provided herein is independent of Tenant’s obligations under this Article XIV and shall not be construed to entitle Tenant to set-off against any amounts payable by Tenant hereunder in the event of a breach or alleged breach by Landlord of such obligation. In no event shall Landlord be obligated to give priority to the re-letting of the Premises over any other Premises in the Building or any other building owned by Landlord.

(d) The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may, at any time, be entitled lawfully and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

(e) All fees, costs and expenses incurred by or on behalf of Landlord (including, without limitation, reasonable attorneys’ fees and expenses) in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

(f) Upon any Default of Tenant, or the expiration or termination of this Lease, Landlord shall have the right of summary process under Massachusetts General Laws c.239, or other applicable statutes, and such other rights to recover possession as permitted by law. Tenant and Landlord each hereby waives any and all rights under the laws of any state to the right, if any, to trial by jury.

Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy, insolvency, or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above, subject to the limitation of liability provided in Section 17.21.

14.2 LANDLORD’S DEFAULT

Landlord shall in no event be in default in the performance of any of Landlord’s obligations hereunder unless Landlord shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default if such default is of such a nature that Landlord cannot reasonably remedy the same within such thirty (30)-day period, if Landlord commences to remedy same within such 30-day period and diligently prosecutes such remedy to completion, but in any event not to exceed 90 days) after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation. Without limitation, in no event shall Tenant have the right to terminate or cancel this Lease or to withhold Rent or to set-off or deduct any claim or damages against Rent as a result of any default by Landlord or breach by Landlord of its covenants or any warranties or promises hereunder, except as otherwise expressly set forth herein. Landlord shall pay Tenant interest at the Lease Interest Rate on any funds due to Tenant that Landlord fails timely to pay or credit, as applicable, to Tenant; except that Landlord shall be provided notice and a five (5) Business Day cure period before such interest will begin to accrue.

If Landlord defaults in the observance or performance of any term or provision of this Lease on Landlord’s part to be observed or performed with respect to making repairs to the Premises or any portion thereof and such failure continues for thirty (30) days after prior notice thereof to Landlord or such shorter period, if any, as may be feasible in case of an emergency threatening life or property (such notice to expressly state Tenant’s intention to exercise its rights under this Section), then Tenant, without being under any obligation to do so and without thereby waiving such default, may remedy such default and perform such repair (but only to the affected portion or portions of the Premises or on the applicable floor of the Premises and nowhere else in the Building or any portion thereof) for the account and at the expense of Landlord. Tenant shall give any mortgagee of which Tenant has prior notice at least five (5) days prior written notice prior to commencing such repair. All reasonable expenditures made by Tenant in connection therewith, including, but not limited to, reasonable attorneys’ fees in instituting, prosecuting or defending any action or proceeding, such sums, with interest at the Lease Interest Rate, shall, at Landlord’s option, either be paid to Tenant by Landlord within thirty (30) days after submission by Tenant to Landlord of a reasonably detailed invoice therefor or credited against the next installments of Base Rent thereafter becoming due hereunder (provided that such credits shall not exceed in any event more than 32.5% of the Base Rent due in any one month, with amounts due to Tenant accruing interest thereafter at the Lease Interest Rate until Tenant is paid or reimbursed by credit in full). Notwithstanding the immediately preceding sentence to the contrary, if there are insufficient remaining rental obligations to offset Tenant’s refund, or if the Lease Term has expired and Tenant has no outstanding monetary obligations to Landlord, Landlord shall pay such amount to Tenant within thirty (30) days. Any dispute as to whether Tenant had the right to exercise the remedies under this Section or as to the amount Tenant claims is due to Tenant shall be resolved by arbitration in accordance with the provisions of Article XX prior to payment or credit, as applicable.

Any notice of default required to be delivered under this Section shall (1) specify the applicable default, (2) if monetary in nature, specify the amount required to be paid to cure such default (to the extent then ascertainable), and (3) state on the first page of such notice in capital, bold face letters “NOTICE OF DEFAULT.”

ARTICLE XV

LANDLORD’S ACCESS TO PREMISES

15.1 LANDLORD’S RIGHT OF ACCESS

Landlord and its agents, contractors, and employees shall have the right to enter the Premises at all reasonable hours (unless such entry is reasonably likely to adversely affect Tenant’s ability to conduct its business in any substantial or material portion of the Premises or otherwise adversely affect Tenant’s use or occupancy of any substantial or material portion of the Premises, in which event such access shall occur at times other than Tenant’s business hours, except in the event of an emergency and except for entry by janitorial personnel) upon reasonable advance notice (except that no notice shall be required and Landlord may enter at any time in case of emergency in which event concurrent notice shall be provided to the extent practicable) for the purpose of inspecting or of making repairs or alterations, to the Premises or the Building or additions to the Building, and Landlord shall also have the right to make access available at all reasonable hours to prospective or existing mortgagees or purchasers of any part of the Premises or the Building, provided, however, that in each case, Landlord shall use commercially reasonable efforts to minimize any interference with the conduct of Tenant’s business in the Premises. To assure access by Landlord to the Premises, Tenant shall provide Landlord with duplicate copies of all keys used by Tenant in providing access to the Premises. Landlord shall not store any materials in the Premises during the performance of such work except to the extent that such storage does not unreasonably interfere with Tenant’s business and use of the Premises. Any confidential information obtained by Landlord or its agents during such access shall be treated confidentially. Landlord and its agents, employees and contractors shall use reasonable care with respect to Tenant’s personal property located in the Premises. Notwithstanding anything to the contrary set forth herein, neither Landlord, nor Landlord’s agents, representatives, contractors, or employees, may enter any portion of the Premises reasonably designated from time to time by Tenant as a security area (not to exceed 2,500 rentable square feet in the aggregate) without being accompanied by a representative of Tenant, except in the case of an emergency, provided that such areas are clearly labeled as such and Landlord is given at least 30 days’ prior written notice of the location of such areas. In connection with any access, repairs, alterations, or other entry into the Premises as permitted under this Article or otherwise, other than in the event of an emergency, Landlord shall exercise reasonable diligence so as to minimize the disturbance, but nothing contained herein shall be deemed to require Landlord to perform the same on an overtime or premium pay basis, except that, other than in the event of an emergency, Landlord, at its expense, shall employ contractors or labor at so-called overtime or other premium pay rates if necessary to make any such repairs or alterations to be made by Landlord hereunder to remedy any condition that (1) results in a denial of reasonable access to any floor of the Premises, (2) threatens the health or safety of any occupant of the Premises, or (3) materially interferes with Tenant’s ability to conduct its business in any substantial or material portion of the Premises. In all other cases, at Tenant’s request, Landlord shall employ contractors or labor at so-called overtime or other premium pay rates and incur any other overtime costs or expenses in making any repairs, alterations, additions, or improvements, provided Tenant shall pay to Landlord, as additional rent, within thirty (30) days after demand, an amount equal to the difference between (x) the overtime or other premium pay rates, including all fringe benefits and other elements of such pay rates, and (y) the regular pay rates for such labor, including all fringe benefits and other elements of such pay rates. In making any repairs, alterations, additions, or improvements, Landlord shall cause its contractors or labor to cover and secure such repair areas and equipment in such a manner to minimize interference with Tenant’s business operations during Business Hours. Notwithstanding anything to the contrary contained in this Lease, if more than one occupant of the Building, including Tenant, is chargeable by Landlord for the same overtime costs and expenses relating to the same work for which Tenant is chargeable, then Tenant shall only be charged for a proportionate share of such overtime costs and expenses, which apportionment shall be based on the amount of overtime work requested by such parties.

For a period commencing twelve (12) months prior to the expiration of the Lease Term, Landlord may have reasonable access to the Premises at all reasonable hours and upon reasonable advance notice for the purpose of exhibiting the same to prospective tenants.

ARTICLE XVI

RIGHTS OF MORTGAGEES

16.1 SUBORDINATION AND ATTORNMENT

(a) This Lease and the interest of Tenant hereunder shall be superior to the rights of any holder of a mortgage or holder of a ground lease or property that includes the Premises, unless any such holder enters into a non-disturbance agreement with Tenant in form and substance reasonably acceptable to Tenant and such holder providing that Tenant shall not be disturbed in its use or occupancy of the Premises for as long as this Lease continues in full force and effect and shall be afforded the protection of all of its rights and benefits hereunder (such agreement, a “SNDA”). Notwithstanding the immediately preceding sentence to the contrary, any holder of a mortgage or holder of a ground lease of property which includes the Premises, executed and recorded before or (if such holder wishes to subordinate this Lease to such mortgage or ground lease) subsequent to the date of this Lease, shall enter into a SNDA. The form attached hereto as Exhibit SNDA is acceptable to Tenant.

(b) Forthwith upon the request of Landlord, the holder of any mortgage or deed of trust affecting the Premises, or the lessor under any ground lease affecting the Premises, Tenant shall execute and deliver to such party an attornment agreement providing that Tenant shall attorn to such holder or lessor in the event of a foreclosure of such mortgage or deed of trust or transfer in lieu thereof or a termination of such ground lease and incorporating such other terms and conditions as such party may reasonably require, provided that such agreement includes an agreement by such other party to recognize the rights of Tenant under this Lease (Tenant agreeing that the form attached hereto as Exhibit SNDA is acceptable to it).

(c) Landlord represents and warrants to Tenant that there is no mortgage or ground lease affecting the Lot or Building as of the date hereof. Tenant acknowledges and agrees that Landlord may subject the Lot to a separate ground lease with an affiliate, and assign this Lease to the master tenant under such ground lease to facilitate the financing of the Landlord’s Work. In connection therewith, and as a condition thereto, Landlord shall cause the ground lessor under such ground lease to enter into a Non-Disturbance Agreement in the form attached as Exhibit HTC NDA, attached. Tenant agrees, at Landlord’s request and at Landlord’s sole cost and expense, to enter into any additional instruments reasonably requested by Landlord in connection with the foregoing so long as the same are not inconsistent with or adverse to the rights of Tenant under this Lease.

16.2 NOTICE TO MORTGAGEE AND GROUND LESSOR

(a) After receiving notice from any person, firm, or other entity (or from Landlord on behalf of any such person, etc.) that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord as ground lessee which includes the Premises as a part of the premises demised thereunder, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord’s defaults by such holder or ground lessor shall be treated as performance by Landlord. Accordingly, no act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant’s obligations hereunder shall have such an effect unless and until Tenant shall have first given written notice to such holder or ground lessor, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant’s rights and such holder or ground lessor, after receipt of such notice, has failed or refused to correct or cure the condition complained of within a reasonable time thereafter (but not to exceed 180 days in any event), but nothing contained in this Section 16 or elsewhere in this Lease shall be deemed to impose any obligation on any such holder or ground lessor to correct or cure any such condition.

16.3 ASSIGNMENT OF RENTS

With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

(a) that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder or ground lessor shall, by notice sent to Tenant, specifically otherwise elect; and

(b) that, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises, or in the case of a ground lessor, the assumption of Landlord’s position hereunder by such ground lessor.

ARTICLE XVII

MISCELLANEOUS PROVISIONS

17.1 CAPTIONS

The captions throughout this Lease are for convenience or reference only and shall in no way be held or deemed to define, limit, explain, describe, modify, or add to the interpretation, construction, or meaning of any provision of this Lease.

17.2 BIND AND INURE

Except as herein otherwise expressly provided, the obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The reference herein to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by the provisions of Article VII. Neither the assignment by Landlord of its interest in this Lease as security to a lender holding a mortgage on the Building, nor the acceptance thereof by such lender, nor the exercise by such lender of any of its rights pursuant to said assignment shall be deemed in any way an assumption by such lender of any of the obligations of Landlord hereunder unless such lender shall specifically otherwise elect in writing or unless such lender shall have completed foreclosure proceedings under said mortgage. Whenever the Premises are owned by a trustee or trustees, the obligations of Landlord shall be binding upon Landlord’s trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually.

17.3 NO WAIVER

The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease shall not be deemed to be a waiver of such violation or to prevent a subsequent act, which would originally have constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed to be a waiver of such breach by Landlord unless such waiver is in writing signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

17.4 NO ACCORD AND SATISFACTION

No acceptance by Landlord of a lesser sum than the entire Rent then due shall be deemed to be other than on account of the earliest installment of such Rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent or any part thereof be deemed to be an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or pursue any other remedy in this Lease or at law or in equity provided.

17.5 CUMULATIVE REMEDIES

The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. Except as otherwise set forth herein, any obligations of Tenant as set forth herein (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord) that accrued before the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant’s failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

17.6 PARTIAL INVALIDITY

If any term or provision of this Lease or any portion thereof or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Lease and of such term or provision and the application of this Lease and of such term and provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

17.7 LANDLORD’S RIGHT TO CURE

If Tenant shall at any time default in the performance of any obligation under this Lease beyond applicable notice and cure periods (except in the event of an emergency, in which case concurrent notice shall be given to the extent practicable), Landlord shall have the right, but not the obligation, to enter upon the Premises and/or to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing any such obligations, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the Lease Interest Rate) and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord with thirty (30) days of demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

17.8 ESTOPPEL CERTIFICATES

Each party agrees on the Commencement Date and from time to time thereafter, within not more than fifteen (15) Business Days after receipt of written request by the other party, to execute, acknowledge and deliver to the requesting party a statement in writing, certifying that this Lease is unmodified and in full force and effect, that the party making such statement has no defenses, offsets or counterclaims against its obligations to pay Rent and other charges required under this Lease and to perform its other covenants under this Lease and that, to the best of its knowledge, there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been any modifications, that this Lease is in full force and effect, as modified, and stating the modifications, and, if there are any defenses, offsets, counterclaims or defaults, setting them forth in reasonable detail), the dates to which the Rent and other charges have been paid, and such other matters related to the Lease as the party requesting the same may reasonably require. Any such statement delivered pursuant to this Section 17.8 may be relied upon by any prospective purchaser or mortgagee of the property which includes the Premises or any prospective assignee of any such mortgagee, as well as any prospective assignee or subtenant of Tenant. Failure of Tenant to provide the foregoing certificate within such 15 Business Day period shall be deemed to be a Default without regard for any other notice or cure period set forth herein.

17.9 BROKERAGE

Each party hereto warrants and represents that it has dealt with no real estate broker or agent other than the Brokers in connection with this transaction and agrees to defend, indemnify and save the other party harmless from and against any and all claims for commissions or fees arising out of this Lease which, as to the respective parties, are inconsistent with such party’s warranties and representations. Landlord shall be responsible for any commissions or fees owed to the Brokers in connection with this transaction. The provisions of this Section shall survive the termination of this Lease.

17.10 ENTIRE AGREEMENT

All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change, or modify any of the provisions hereof.

17.11 SURRENDER; HOLDOVER

Upon the termination of the Lease Term, or upon any termination of Tenant’s right to possession of the Premises, Tenant shall surrender possession of the Premises to Landlord broom clean, free of Tenant’s Property, and otherwise in the condition that the Premises is required to be kept under this Lease, ordinary wear and tear, and damage from casualty to the extent that Landlord is required to restore the same pursuant to Article XII, excepted. Tenant shall surrender to Landlord all keys to the Premises and make known to Landlord the combination of all combination locks, if any, which Tenant is required to leave on the Premises. Tenant shall have no right to hold over after expiration of the Term. Any holding over by Tenant after the expiration of the Term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to, for the first 60 days during which Tenant holds over, one-and-one-half (1.5) times, and thereafter, the greater of (a) the then fair rental value of the Premises or (b) two (2) times the Base Rent in effect on the Expiration Date, Tenant’s Tax Payment and Operating Costs Payment, and any other additional rent due hereunder. If Tenant holds over for more than 120 days, Tenant shall also pay to Landlord all consequential and/or indirect damages (including any loss of a tenant or rental income) sustained by Landlord by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

The increase in rental rate and liability for damages applicable under this Section 17.11 shall not apply with respect to a period of up to 30 days following the expiration of the Lease Term solely to the extent that Tenant is engaged only in the removal of any Specialty Alterations, provided that Tenant has given Landlord at least 10 days’ prior written notice (the “Removal Notice”) of its intent to complete such work following the Lease Term, has commenced such work prior to the expiration or earlier termination of the Lease Term, diligently prosecutes such work to completion, and no Base Rent, Operating Costs Payment or Tax Payment shall accrue during such 30-day period (provided, however, that Tenant shall be liable for the reasonable cost of any services that are requested by Tenant during such period). Nothing in this paragraph shall be deemed to be a waiver of any of Landlord’s rights or remedies under this Lease, at law or otherwise except as expressly set forth herein. Following receipt of Tenant’s notice of its intent to complete any such removal work following the Lease Term pursuant to this paragraph, Landlord may elect in its sole discretion, by written notice to Tenant within 5 Business Days of the giving of Tenant’s Removal Notice, that Tenant shall provide Landlord with immediately available U.S. funds in the amount necessary to complete any or all of such restoration work (as reasonably agreed between Landlord and

Tenant) and Landlord shall then complete the applicable restoration. In the event of an election by Landlord to complete any such restoration and upon such payment by Tenant to Landlord, Tenant shall be relieved of its obligations to remove the applicable Specialty Alterations.

17.12 COUNTERPARTS

This lease may be executed in any number of counterparts, which together shall constitute the lease. Executed signature pages of this lease transmitted by facsimile or electronic mail shall be valid and binding as original signatures and shall be considered an agreement of the respective parties to fully execute and deliver originally signed copies of this lease.

17.13 CONSTRUCTION AND GRAMMATICAL USAGE

This Lease shall be governed, construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, and Tenant agrees to submit to the personal jurisdiction of any court (federal or state) in said Commonwealth for any dispute, claim or proceeding arising out of or relating to this Lease. In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so admits or requires. The use of the word “including” shall mean “including, without limitation.” If there be more than one party tenant, the covenants of Tenant shall be the joint and several obligations of each such party and, if Tenant is a partnership, the covenants of Tenant shall be the joint and several obligations of each of the partners and the obligations of the firm. If any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, the provision shall have the meaning that renders it valid. As used in this Lease: (a) the word “or” is not exclusive and the word “including” is not limiting; (b) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision; and (c) the word “Lease” means the body of this Lease and all schedules, exhibits, and attachments hereto. Wherever a period of time is stated in this Lease as commencing or ending on specified dates, such period of time shall be deemed (i) inclusive of such stated commencement and ending dates, and (ii) to commence at 12:00 A.M. Eastern Time on such stated commencement date and to end at 11:59 P.M. Eastern Time on such stated ending date.

17.14 WHEN LEASE BECOMES BINDING

Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant.

17.15 SECURITY DEPOSIT

Simultaneously with the execution and delivery of this Lease, Tenant shall deliver to Landlord an irrevocable standby letter of credit (the “Letter of Credit”) in the amount of the Security Deposit Amount issued in the form attached hereto as Exhibit L/C by Silicon Valley Bank or any other bank or trust company reasonably satisfactory to Landlord

(the “Bank”). Landlord shall hold the Letter of Credit as security (the “Security Deposit”) for the performance by Tenant of all obligations on the part of Tenant to be kept and performed under this Lease. The Security Deposit may not be deemed by Tenant to constitute rent for any month. Landlord shall have the right, from time to time without prejudice to any other remedy Landlord may have on account thereof, to draw upon the Letter of Credit if a Default has occurred and is continuing (or as otherwise permitted pursuant to the last sentence of this paragraph) and apply such drawn funds to Landlord’s damages hereunder, in which event Tenant shall, within ten (10) days of request by Landlord, restore the balance of the Letter of Credit to the Security Deposit Amount, by issuance of a replacement Letter of Credit. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any defaults in respect of any of the terms, provisions, or conditions of this Lease where such default continues beyond the expiration of any applicable notice or cure period, but such use shall be solely in the discretion of Landlord. Tenant shall maintain the Letter of Credit, or a substitute Letter of Credit from the Bank (or another bank approved by Landlord and conforming to the requirements of this Section 17.15), in accordance with the terms hereof, in full force and effect at all times through the Term and for sixty (60) days thereafter. Notwithstanding anything to the contrary herein, Landlord shall have no right to use or apply any portion of the Letter of Credit unless a Default of Tenant has occurred and is continuing, or would have occurred with the giving of notice and passage of applicable cure periods, but transmittal of a default notice is stayed or barred by applicable bankruptcy or other similar law, or unless Landlord is entitled to do so under the following paragraph.

If the Letter of Credit will expire before the date that is sixty (60) days following the Expiration Date or earlier expiration of the Term, Tenant shall replace the Letter of Credit deposited with Landlord by providing Landlord with a substitute Letter of Credit at least thirty (30) days prior (each such 30th day prior being referred to herein as a “Change Date”) to the expiration date of the then effective Letter of Credit in the Security Deposit Amount. Any failure by Tenant to provide such a substitute Letter of Credit before any Change Date shall entitle Landlord to draw on all funds available under the Letter of Credit then being held by Landlord and hold the same as the Security Deposit. In such event, Landlord may require that Tenant replace such funds with a substitute Letter of Credit in the amount of the Security Deposit Amount by notice to Tenant. Tenant’s failure to provide a substitute Letter of Credit within ten (10) days after the giving of such Landlord’s notice shall be deemed a Default under this Lease for which no further notice or grace period shall apply. Any Letter of Credit shall be freely transferable without cost to Landlord, any such successor or any lender holding a collateral assignment of Landlord’s interest in the Lease. If the Bank that issued the Letter of Credit then held by Landlord (1) is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any successor or similar entity, (2) fails to meet the Minimum Rating Requirement, (3) enters into any supervisory agreement with any governmental authority; or (4) fails to meet any capital requirements imposed by applicable Requirements, then Landlord may require that Tenant, within thirty (30) days of receipt of notice thereof, obtain, at Tenant’s sole cost and expense, a substitute Letter of Credit from a different Bank satisfying the requirements of this Lease. For the purposes of this Lease, the term “Minimum Rating Requirement” means the short term unsecured debt obligations or commercial paper of the Bank are rated at least A-3 by Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies (“S&P”), or, if an S&P rating is unavailable, P-3 by Moody’s Investors Service, Inc. (“Moody’s”), or F-3 by

Fitch IBCA, Inc. (“Fitch”) in the case of accounts in which funds are held for thirty (30) days or less, or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least “BBB” by S&P or, in the event an S&P rating is unavailable, “Baa3” by Moody’s or “BBB” by Fitch.

Within 60 days following the expiration or earlier termination of the Term, Landlord shall return the Security Deposit or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section (or as may be reasonably determined by Landlord to be necessary to cure any default of Tenant hereunder that is then continuing beyond applicable notice, provided that if such default is cured before the expiration of the applicable cure period, any such amounts shall promptly be returned to Tenant). Landlord shall have no obligation to pay interest on the Letter of Credit or any proceeds therefrom except as may be expressly required below. If Landlord obtains possession of any proceeds from the Letter of Credit, prior to applying the same to Tenant’s obligations in accordance with the terms of this Section, Landlord shall hold the proceeds as a cash Security Deposit as further described below.

If Landlord conveys Landlord’s interest under this Lease, the Letter of Credit may be assigned by Landlord to Landlord’s grantee, and if so assigned, provided that Landlord gives Tenant notice of the name of such grantee, and such grantee acknowledges receipt to Tenant thereof and assumes by written instrument delivered to Tenant Landlord’s obligations with respect to the Security Deposit from and after the date of such assumption (whether expressly or by assumption of the Lease, generally), Tenant agrees to look solely to such grantee for proper application of the Letter of Credit in accordance with the terms of this Section and the return thereof in accordance herewith. Upon such delivery, Tenant hereby releases Landlord named herein of any and all liability with respect to the Letter of Credit, the application of any proceeds thereof and its return, and Tenant agrees to look solely to such grantee. This provision shall also apply to subsequent grantees. Neither the holder of a mortgage nor the lessor in a ground lease of property which includes the Premises shall ever be responsible to Tenant for the return or application of Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless the Security Deposit shall have been received in hand by such holder or ground lessor. Tenant acknowledges that Landlord may be required to pledge the proceeds of the Letter of Credit to any lender holding a collateral assignment of Landlord’s interest in the Lease and agrees to provide Landlord with such documentation as Landlord may reasonably request, and to cooperate with Landlord as is reasonably necessary (provided that Landlord pays any material and reasonable out of pocket costs incurred by Tenant in connection therewith) to evidence the consent to such pledge by the issuer of the Letter of Credit. Tenant may assign its rights to the Security Deposit to any permitted assignee in connection with a permitted assignment of this Lease by written notice to Landlord (whether expressly or by inclusion within the assignment of the Lease).

Any portion of the Security Deposit held in the form of cash from time to time during the term by Landlord (the “Cash Security Deposit”) shall be subject to the following terms. The Cash Security Deposit will be held by Landlord as security for the performance by Tenant of all obligations on the part of Tenant to be kept and performed under this Lease. The Cash Security Deposit may not be deemed by Tenant to constitute rent for any month. Landlord may, to the extent permitted by Requirements, commingle the Cash Security

Deposit with other funds of Landlord and no interest shall be payable to Tenant thereon unless and except to the extent required by applicable Requirements. The then remaining portion of the Cash Security Deposit shall be returned to Tenant within 60 days after expiration of the Term, provided there then exists no breach of any undertaking of Tenant hereunder for which Tenant has received notice (and if such breach is cured before the expiration of the applicable cure period, any such amounts shall promptly be returned to Tenant). Tenant shall not have the right to call upon Landlord to apply all or any part of the Cash Security Deposit to cure any defaults in respect of any of the terms, provisions, or conditions of this Lease where such default continues beyond the expiration of any applicable notice or cure period, but such use shall be solely in the discretion of Landlord. Notwithstanding anything to the contrary herein, Landlord shall have no right to use or apply any portion of the Cash Security Deposit unless a Default of Tenant has occurred and is continuing.

Upon any conveyance by Landlord of its interest under this Lease, the Cash Security Deposit shall be delivered by Landlord to Landlord’s grantee. Upon any such delivery, provided Landlord gives Tenant notice of the name of such grantee, Tenant hereby releases Landlord herein named of any and all liability with respect to the Cash Security Deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee. This provision shall also apply to subsequent grantees and transferees. Neither the holder of a mortgage nor the lessor in a ground lease of property which includes the Premises shall ever be responsible to Tenant for the return or application of Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless the Security Deposit shall have been received in hand by such holder or ground lessor.

Provided that Tenant is not then in monetary or material non-monetary default under the Lease following applicable notice from Landlord of such default, but without regard for any cure period, Tenant shall be entitled to reduce the Security Deposit Amount from the amount initially set forth in Section 1.2, above, to the sum of $1,982,746.50 on one occasion following the second anniversary of the Commencement Date by delivery of an amended or replacement Letter of Credit to Landlord in compliance with the provisions of this Section 17.15.

17.16 TENANT’S FINANCIAL CONDITION.

If Tenant is no longer publicly traded on a nationally recognized exchange at any time during the term of this Lease, or tenant’s financial information ceases to be publicly available during the Lease Term for any reason, then, within ten (10) days after request by Landlord from time to time but in no event on more than two occasions in any twelve (12) month period, Tenant shall deliver to Landlord Tenant’s financial statements (which shall be audited if available and which shall be for the latest available year and in any event for a year ended not more than fifteen (15) months prior to Landlord’s request). Such financial statements may be delivered by Landlord to its mortgagees and lenders and prospective mortgagees, lenders and purchasers but shall otherwise be held in confidence (other than disclosures required pursuant to applicable Requirements). Tenant represents and warrants to Landlord that each such financial statement shall be true and accurate as of the date of such statement.

17.17 ROOFTOP AND CONDUIT RIGHTS

Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the right, at no charge, but subject to Landlord’s reasonable approval of all aspects thereof, including, without limitation, the plans and specifications and the contractors therefore, to use the roof of the Building (other than the areas reserved to Landlord for use by Landlord and anyone claiming by through or under Landlord in the location indicated on Exhibit RESERVED ROOF AREA attached hereto (the “Reserved Roof Area”)) to install, maintain, repair, replace and operate appropriate equipment for use by occupants of the Premises (including, without limitation, a reasonable number of microwave or satellite dishes, antennae, and a reasonable amount of air conditioning equipment) (collectively, the “Roof Equipment”) and access conduits from the Roof Area through the core areas in the Building to be installed by Tenant to the Premises in connection therewith. In addition, Tenant shall have the right, at Tenant’s sole cost and expense, to connect the Rooftop Equipment to electrical power via such conduits. Tenant, at Tenant’s cost, shall extend Landlord’s existing electrical service on the roof of the Building as is necessary to serve the Roof Equipment. Tenant may use the roof space solely for Tenant’s own use and for the concurrent use by any subtenant or assignee of any material portion of the Premises (but not for resale purposes). In connection therewith, Landlord shall make available to Tenant access to the roof space for the construction, installation, maintenance, repair, operation and use of Tenant’s Roof Equipment. Tenant shall comply with Landlord’s reasonable instructions to preserve the roof warranty and shall be responsible for all repairs and maintenance to the roof required as a result of Tenant’s installation, maintenance, repair, replacement or operation of any such equipment. In addition, without limiting any other provision of this Lease, the following provisions shall be applicable to the Roof Area to the extent that the Roof Area is utilized by Tenant:

(a) All work and installations on the roof shall be performed in accordance with the approved plans and specifications, in a good and workerlike manner and in compliance with all applicable legal requirements;

(b) Tenant shall repair any damage to the roof caused by Tenant’s installation and operation of the Rooftop Equipment, except to the extent due to the negligence or willful misconduct of Landlord or any Landlord Party;

(c) Tenant shall defend, indemnify and hold Landlord harmless from and against all loss, cost, damage and expense including, without limitation, reasonable attorneys’ fees, and all claims for damage or injury arising out of Tenant’s misuse of the roof (except to the extent due to the negligence or willful misconduct of Landlord or any Landlord Party);

(d) Tenant shall not place a load upon the roof in excess of the design load capacity therefor;

(e) At the expiration or earlier termination of this Lease, Tenant shall, at its expense, remove the Roof Equipment from the roof and repair all damage caused by such removal; and

(f) Landlord reserves the right at any time and from time to time (i) at Landlord’s expense to relocate Tenant’s equipment and installations to other areas on the roof in a good, workerlike and expeditious manner, in accordance with all Requirements, and in a manner that preserves the functionality of such equipment and installations and (ii) to require Tenant, at Landlord’s out of pocket expense (but includable in the calculation of Operating Costs to the extent not otherwise excluded, e.g., to the extent not a prohibited capital replacement or improvement), to temporarily remove from the roof all of its equipment and installations to the extent necessary to permit Landlord to perform repairs or other necessary work on the roof. Following any such temporary removal or relocation (to the extent possible, to other areas of the roof), Landlord agrees to cause such repairs or other necessary work on the roof to be completed as expeditiously as possible.

If Tenant’s Roof Equipment materially interferes with any telecommunications, mechanical or other systems servicing the Building in excess of that permissible under Requirements (to the extent that such regulations apply and do not require those providing such services to correct such interference), Tenant shall within five (5) Business Days of notice of a claim of interference cooperate with Landlord to determine the source of the interference and effect a prompt solution at Tenant’s expense. In the event Tenant disputes Landlord’s allegation that Tenant’s Roof Equipment are causing a problem with the Building’s equipment in writing delivered within five (5) Business Days of receiving Landlord’s notice claiming such interference, then Landlord and Tenant shall meet to discuss a solution, and if within seven (7) days of their initial meeting Landlord and Tenant are unable to resolve the dispute, then the matter shall be submitted to arbitration in accordance with the provisions set forth in Article XX. As an accommodation to Landlord and upon Landlord’s written request from time to time, Tenant shall provide Landlord with such technical specifications and other information regarding the Roof Equipment as is in Tenant’s possession or control to enable Landlord to determine whether the Roof Equipment will interfere with any after-installed equipment of other tenants or occupants of the Building (Tenant having no obligation to prevent interference with any such after-installed equipment of other tenants or occupants and having no responsibility for the accuracy of any such information provided to Tenant by third parties). Tenant’s provision of such technical specifications and other information requested by Landlord shall not constitute Tenant’s approval of any installation of equipment of other tenants or occupants of the Building and shall not constitute Tenant’s agreement or representation regarding whether interference will or will not result. Landlord shall use commercially reasonable efforts to require the removal of any such after-installed equipment of other tenants or occupants if such after-installed equipment causes interference with Tenant’s Roof Equipment, whether installed before or after such other equipment is installed. In addition, Landlord agrees that it will include a reference to such prohibition on interference in all lease agreements with other tenants or occupants of the Building having the appurtenant right to use the roof for the installation of Roof Equipment.

17.18 NOTICE OF LEASE

In the event this Lease or a copy thereof shall be recorded by Tenant, then such recording shall constitute a Default by Tenant under Article XIV hereof entitling Landlord to immediately terminate this Lease. At the request of either Landlord or Tenant, the parties shall execute a document in recordable form containing only such information as is necessary to constitute a Notice of Lease under Massachusetts law. All costs of preparation and recording such notice shall be borne by the requesting party. At the expiration or earlier termination of this Lease, Tenant shall provide Landlord with an executed termination of the Notice of Lease in recordable form, which obligation shall survive such expiration or earlier termination.

17.19 NO SURRENDER

The delivery of keys to any employee of Landlord or to Landlord’s agents or employees shall not operate as a termination of this Lease or a surrender of the Premises.

17.20 COVENANT OF QUIET ENJOYMENT

Subject to the to the terms and conditions of this Lease and the easements and restrictions of record applicable to the Lot listed on Exhibit ENCUMBRANCES, Tenant shall lawfully, peaceably, and quietly have, hold, occupy, and enjoy the Premises during the term hereof, without hindrance or ejection by Landlord or by any persons claiming under Landlord during the Lease Term. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

17.21 NO PERSONAL LIABILITY

Tenant agrees to look solely to Landlord’s then-equity interest in the Building and the Lot at the time owned, and in any sale, taking, and insurance proceeds therefrom, for recovery of any judgment from Landlord; it being specifically agreed that neither Landlord (whether Landlord be a manager, member, individual, partnership, firm, corporation, limited liability company, trustee, fiduciary, or other entity) nor any partner, member, officer, trustee, manager, fiduciary, beneficiary, shareholder or director of Landlord, nor any trust of which any person holding Landlord’s interest is trustee nor any successor in interest to any of the foregoing shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord’s successors only with respect to breaches occurring during Landlord’s and Landlord’s successors’ respective periods of ownership of Landlord’s interest hereunder.

No partner, member, officer, trustee, manager, fiduciary, beneficiary, shareholder or director of Tenant, nor any trust of which any person holding Tenant’s interest is trustee nor any successor in interest to any of the foregoing shall ever be personally liable for any judgment against Tenant, or for the payment of any monetary obligation to Landlord.

Neither Landlord nor Tenant shall ever be liable for any loss of business or any indirect or consequential damages under this Lease except as expressly set forth in Section 17.11 hereof and that no remedy expressly provided hereunder shall be deemed indirect or consequential. This paragraph shall not be deemed to limit or otherwise affect either party’s right to obtain injunctive relief or specific performance or availability of any other right or remedy which may be accorded such party by law or the Lease.

17.22 NOTICES

Whenever, by the terms of this Lease, any bill, statement, demand, notice, request, or other communication shall or may be given either to Landlord or to Tenant, the same shall be in writing and shall be delivered by hand or sent by registered or certified mail, postage prepaid or by nationally recognized overnight courier (such as Federal Express or U.S. Postal Service Express Mail):

If intended for Landlord, addressed to at the address set forth in Section 1.2 with a copy to DLA Piper LLP (US), 33 Arch Street, 26th Floor, Boston, MA 02110, Attn: Barbara A. Trachtenberg, Esq., or to such other addresses as may from time to time hereafter be designated by Landlord by like notice.

If intended for Tenant, addressed to Tenant at the address set forth in Section 1.2, with a copy to Latham & Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, MA 02116, Attention: John H. Chory, Esq., or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice.

Any such bill, statement, demand, notice, request or other communication shall be deemed effective upon delivery, or refusal to accept delivery, whichever occurs first, at the address or addresses of the intended recipient, as set forth above. Notices for either party may be given by counsel for such party. In no event shall a post office box be acceptable for designation of a notice address under this Lease. Default notices to Tenant and Landlord shall, in addition, be delivered in accordance with the provisions set forth in Sections 14.1 and 14.2, respectively.

17.23 ANTI-TERRORISM REPRESENTATIONS

Each party represents and warrants to the other that: (a) it is not, and shall not during the Term of this Lease become, a person or entity with whom the other party is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (commonly known as the “USA Patriot Act”) and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto, including, without limitation, persons and entities named on the Office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List (collectively, “Prohibited Persons”); and (b) to the best of such party’s knowledge, such party is not currently conducting any business or engaged in any transactions or dealings, or otherwise associated with, any Prohibited Persons; and (c) such party will not in the future during the Term of this Lease knowingly engage in any transactions or dealings, or be otherwise associated with, any Prohibited Persons. The representations and warranties contained in this Section 17.23 shall be continuing in nature and survive the expiration or earlier termination of this Lease. In connection with the foregoing, it is expressly agreed that any breach by either party of the foregoing representations and warranties shall be deemed a default by such party under this Lease and shall be covered by the indemnity provisions contained herein.

17.24 CONFIDENTIALITY

Tenant agrees this Lease and the terms hereof, shall be treated as confidential and will not be disclosed to anyone in any fashion by Tenant, except to its affiliates, lenders, employees, attorneys, accountants, other professionals and agents, each of whom shall agree to keep this Lease and the terms hereof confidential, unless specifically agreed to by Landlord in writing or otherwise to the extent required pursuant to applicable Requirements (provided that Tenant shall consult with Landlord prior to making any disclosure of this Lease and the terms hereof required pursuant to applicable Requirements). The provisions of this Section 17.24 shall survive the expiration or earlier termination of this Lease.

17.25 DUE AUTHORITY

Landlord and Tenant each warrant to the other that it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to execute and deliver this Lease, that this Lease constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms, and that the undersigned representatives are duly authorized to execute and deliver this Lease on behalf of such party.

17.26 COUNTERPART SIGNATURES

This Lease may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

17.27 TENANT’S NAME

Landlord shall not use Tenant’s trademark(s) or logo(s) without Tenant’s prior written consent in connection with any promotional or marketing materials or otherwise knowingly (provided, however, that this Section 17.27 shall not be deemed to prevent Landlord from using pictures of the Building in such promotional or marketing materials, whether or not such trademark(s) or logo(s) are visible in such pictures).

17.28 INTENTIONALLY OMITTED.

17.29 REIMBURSEMENT OF OUT-OF-POCKET COSTS

Whenever this Lease shall provide that Landlord or Tenant shall pay the out-of-pocket costs of the other party, such out-of-pocket costs shall be commercially reasonable where specified as such and (a) whenever a party requests reimbursement for its out-of-pocket costs, such party shall deliver to the requesting party bills, receipts, invoices or other documentation reasonably evidencing such costs, and (b) if such documentation is not so delivered with five (5) days after request thereof, the time periods set forth herein with respect to any such payments shall be tolled until five (5) days after delivery to the requesting party of such documentation. Subject to the provisions of this Section 17.29, any additional rent for which no time period is expressly provided in this Lease for the payment thereof, shall be due and payable within thirty (30) days after demand from Landlord.

17.30 MODIFICATIONS

Any modification or amendment of this Lease shall be in writing and shall be executed by the party to be charged.

17.31 LANDLORD’S REPRESENTATIONS AND WARRANTIES

Landlord represents and warrants to Tenant that (a) as of the Commencement Date, all Building systems shall be in good working order, (b) as of the Commencement Date, the Building’s electrical system shall be fully functional, (c) as of the Commencement Date, the Premises and the Building shall be in compliance with all Requirements, (d) as of the date hereof, there is no condemnation of any part of the Building currently pending, nor has Landlord received notice that any such condemnation is threatened, and (f) as of the date hereof, there are no special assessments (or public construction in roadways adjacent to the Building) presently pending by governmental authorities, nor has Landlord received notice that any assessment or adjacent roadway construction is pending.

ARTICLE XVIII

RIGHT OF FIRST OFFER TO PURCHASE

18.1 RIGHT OF FIRST OFFER TO PURCHASE

The first time during the Lease Term Landlord intends to transfer its Ownership Interest In The Building (as defined below) to a third party that is not a transaction otherwise exempt from this Article XVIII as described below, Landlord shall give notice of such intention to Tenant (“Landlord’s Offer Notice”). Tenant shall have a period of fourteen (14) days following Tenant’s receipt of Landlord’s Offer Notice (the “Negotiation Period”) to negotiate in good faith with Landlord for the purchase of the Ownership Interest In The Building; provided, however, in no event shall Landlord be required to accept any terms and conditions proposed by Tenant provided that Landlord negotiates in good faith (Tenant’s rights under this Article XVIII being collectively referred to herein as Tenant’s “First Offer Right”). Landlord and Tenant shall negotiate in good faith to reach agreement on a mutually acceptable purchase price and purchase and sale agreement by the end of the Negotiation Period, it being understood, however, that neither party shall have any obligation whatsoever to accept the terms and conditions proposed by the other during such negotiations or to enter into a purchase and sale agreement for the Ownership Interest In The Building on terms not acceptable to such party in its sole and absolute discretion. If the parties agree on terms and conditions within the Negotiation Period, Landlord and Tenant shall deliver to each other an executed copy of the purchase agreement agreed to by the parties during the Negotiation Period (the “Purchase Agreement”). The parties agree that the Purchase Agreement shall provide for a closing date that is not more than thirty (30) days after the end of the Negotiation Period. A “transfer” for the purposes of this Section 18.1 includes a sale, ground lease or any other conveyance or transfer by the Persons having an Ownership Interest In The Building. Landlord shall not, in bad faith, structure any transfer in a manner intended to evade the application of this Section 18.1 (e.g. by accomplishing the transfer of an Ownership Interest In The Building in a series of related transfers).

If the parties are unable to agree upon a Purchase Agreement during the Negotiation Period, or if Tenant shall fail to deliver a copy of the Purchase Agreement signed by Tenant by the end of the Negotiation Period, or if Tenant shall expressly waive in writing its First Offer Right hereunder, the provisions of this Article XVIII shall terminate and thereafter be null and void.

As used in this XVIII, the following terms shall have the following meanings:

(a) “Ownership Interest In The Building” means ownership interests representing 100% of the direct or indirect ownership of the Building including, without limitation, the direct or indirect ownership interest in the Building held by (a) any Person that holds title to the Building (“Title Holder”), (b) any Person that owns a legal or beneficial interest in the Title Holder (“Owner of Title Holder”), and (c) any Person that owns the legal or beneficial interest in the Owner of Title Holder, and so on. A ground lease of the Lot shall constitute a transfer of an Ownership Interest In The Building if such transfer, had it been of an interest in the Building, would have resulted in a transfer of 100% of the direct or indirect ownership of the Building.

(b) “Person” means any natural person or legal entity.

Tenant’s rights pursuant to this Article XVIII shall be limited to only the Tenant originally named hereunder and its Successor Entities, and such rights shall not be otherwise transferable. In addition, this Article XVIII shall not be available while a Default by Tenant is continuing hereunder and shall expire on the first to occur of the date that is 12 months prior to the expiration of the Lease Term, as the same may be extended, or the date that Tenant first subleases, in the aggregate, at least 25% of the Premises for the remainder of the Term. Tenant’s rights pursuant to this Article XVIII shall be a one-time right only and if Tenant does not purchase the Building after receipt of the first Landlord’s Offer Notice Tenant shall have no further right to purchase the Building and this Article XVIII shall terminate and be of no further force and effect. Nothing in this Article shall be construed to grant to Tenant any rights or interest in any real property, and any claims by Tenant alleging a failure of Landlord to comply herewith shall be limited to claims for monetary damages or any other available equitable remedy, including an action for restraint by injunction. The prevailing party in any such action pursuant to the immediately preceding sentence shall be entitled to claim and collect all of its reasonable costs and expenses (including attorneys’ fees, arbitration fees, witness fees and court reporter costs) incurred in connection with such action. In the event that Landlord prevails in any such action, Tenant shall indemnify, defend and hold harmless Landlord for any loss, cost, damage or injury that Landlord suffers on account of the delay caused by such proceeding, including without limitation any lost tenant leases for space in the Building or change in market conditions directly affecting a lease for tenant space in the Building. Tenant may not assert and hereby waives any rights in any real property, nor may Tenant file any lis pendens or similar notice with respect thereto.

In no event shall the provisions of this Article XVIII apply to:

(1) an exercise of a power of sale or other means of foreclosure by a bona fide mortgagee or the acceptance of a deed in lieu of foreclosure by such mortgagee or its nominee.

(2) any sale/leaseback transaction made in connection with a bona fide financing, provided that the seller/lessee under any such transaction shall be bound by the provisions of this Article XVIII at such time, if any, as such seller/lessee reacquires title to the Building

(3) any sale or transfer of the Building (including by ground lease) to a partnership, corporation, limited liability company, trust or other entity that is under control by, common control with, or controls Landlord or any direct or indirect owner of Landlord, but any such transferee shall hold title subject to Tenant’s rights under this Article XVIII;

(4) any transfer in the nature of a financing transaction with a financial institution that is made for a bona fide business purpose (i.e., other than in order to allow a transfer of the Building in avoidance of Tenant’s rights under this Article XVIII), including without limitation the granting of, or foreclosure or deed-in-lieu of foreclosure, under a mortgage; or

(5) the implementation of the historic tax credit structure described in Section 16.1(e).

Time is of the essence with respect to the matters set forth in this Article XVIII. Upon (x) any sale of the Building, or (y) the exercise of a power of sale or other means of foreclosure by a bona fide mortgagee or the acceptance of a deed in lieu of foreclosure by such mortgagee or its nominee pursuant to clause (1), above, this Article XVIII shall be of no further force and effect. Upon such sale, Landlord shall be released from any and all claims arising under the Lease.

Any Landlord’s Offer Notice and information obtained by Tenant in connection therewith, and any information regarding a sale of the Building, provided to Tenant by Landlord pursuant to this Article XVIII shall be held confidential by Tenant and not disclosed to any third party except as required by law or in connection with any dispute between Landlord and Tenant regarding this Article XVIII and for disclosures to Tenant’s attorneys and third-party consultants to the extent such attorneys and consultants are reasonably required for Tenant to evaluate such information and, in each case, provided that such attorneys and consultants are made subject to the provisions of this paragraph. Any such information shall be returned by Tenant to Landlord in the event that Tenant’s rights under this Article XVIII terminate in accordance with the terms hereof. Nothing in this Article XVIII shall obligate Landlord to transfer its Ownership Interest In The Building or offer to do the same at any time during the term of this Lease, except as expressly set forth in this Article XVIII.

ARTICLE XIX

RIGHT OF FIRST OFFER TO LEASE

19.1 RIGHT OF FIRST OFFER TO LEASE

Landlord hereby grants to Tenant the option to lease, upon the terms and conditions hereinafter set forth (but subject to the rights of any tenants entering into leases after Tenant has waived or otherwise failed to timely exercise its rights under the provisions of this Section 19.1), the portion of the sub-basement level of the Building identified on EXHIBIT OFFER SPACE attached hereto (the “Offer Space”) that becomes available for office leasing (as determined in accordance with subsection (a) below) during the Offer Period (hereinafter defined) prior to Landlord entering into a lease for such space with another party. The Offer Space shall be deemed to be “available for office leasing” when Landlord is prepared to offer to lease such space to third parties for office purposes (as opposed to retail purposes in whole or in part), other than pursuant to offers exempt from Tenant’s rights as set forth above. The rights of Tenant under this Section 19.1 are personal to Tenant and any assignee of this Lease (but may not be exercised by any subtenants or other transferees, other than any Successor Entity or Related Corporation).

A. Prior to Landlord’s entering into a lease for all or any portion of the Offer Space that is available for office leasing during the Offer Period, Landlord shall give Tenant a written notice (the “Offer Notice”) setting forth the location, the rentable area, the rental rate, and the estimated date on which the space will be available (the “Offer Space Commencement Date”).

B. Tenant’s right to lease the Offer Space shall be exercisable by written notice (the “Acceptance Notice”) from Tenant to Landlord delivered not later than fourteen (14) Business Days after the Offer Notice is delivered to Tenant, time being of the essence. If Tenant does not exercise such right to lease the Offer Space, then Landlord shall have the right thereafter to lease such space to another prospective tenant without offering such space to Tenant (subject to the provisions below). If Tenant has validly exercised its option to lease the Offer Space, then the Offer Space shall be included in the Premises, subject to all the agreements, terms and conditions of the Lease as modified by the terms set forth in the applicable Offer Notice (but Landlord shall have no obligation to construct any Landlord’s Work or provide any Allowance or additional Refurbishment Allowance with respect to any Offer Space accept as expressly set forth in the Offer Notice, and Tenant shall not have any right to use or occupy the Offer Space for retail purposes until the Retail Lockout Period has expired).

C. With respect to any Offer Space that Tenant does not elect to lease in a timely manner pursuant to the foregoing provisions (“Rejected Offer Space”), Landlord shall have the right thereafter to lease the Rejected Offer Space to another prospective tenant for office or retail use without offering such space to Tenant; provided, however, that if (i) Landlord has not executed a letter of intent (whether or not binding) for the Rejected Offer Space with a prospective tenant within six (6) months following the date by which Tenant was permitted to deliver an Acceptance Notice to lease such space, (ii) the Rejected Offer Space shall be available for office leasing at a later date following such six (6) month period (i.e., any third-party tenant leasing such space in accordance with the provisions of this Section shall fail to extend or renew its term), or (iii) if Landlord offers to lease the Rejected Offer Space for office purposes at a Base Rent that is less than 96% of the Base Rent offered to Tenant in the applicable Offer Notice, then the Rejected Offer Space shall again constitute Offer Space, and Landlord shall be required to offer to lease such space to Tenant in accordance with all of the terms of this Section 19.1 if it is available for office leasing.

D. Tenant’s right to lease Offer Space is subject to the condition that a monetary or material non-monetary Default shall not then be continuing on the date Tenant exercises its option to lease the Offer Space or on the Offer Space Commencement Date.

E. If Tenant has validly exercised its option to lease the Offer Space, then, effective as of the applicable Offer Space Commencement Date, such Offer Space shall be included in the Premises, subject to all of the terms, conditions and provisions of the Lease except that:

(1) the Rent shall be the rate specified in the applicable Offer Notice (e.g., which shall require the adjustment of Tenant’s Proportionate Share unless the Rent structure in the Offer Notice dictates otherwise);

(2) the rentable area in the Premises shall be increased by the number of square feet of rentable area of the Offer Space to be leased by Tenant;

(3) the term of Tenant’s lease of the Offer Space shall commence on the applicable Offer Space Commencement Date and shall expire coterminous with the expiration or earlier termination of the Lease Term; and

(4) except as otherwise set forth in this Section 19.1, Tenant’s lease of the Offer Space shall be subject to all of the terms and conditions of the Lease.

F. If Landlord fails to deliver to Tenant possession of the Offer Space as, and when, required pursuant to the terms of this Section 19.1 for any reason outside of Landlord’s reasonable control, including, without limitation, the holding over of any tenants or occupants of such Offer Space, Landlord shall not be subject to any liability for failure to deliver possession; provided, however, that if Landlord fails to deliver possession of the Offer Space as a result of a holding over by the previous tenant or occupant of such space, Landlord, at its sole cost and expense, shall promptly and diligently use commercially reasonable efforts to regain possession of such space (including, without limitation, the commencement of eviction proceedings within a reasonable period of time (not to exceed three months) to dispossess any tenants or occupants) in order to deliver such space to Tenant pursuant to the terms of this Section 19.1. The failure of Landlord to deliver possession of any Offer Space shall not affect either the validity of this Lease or the obligations of either Landlord or Tenant hereunder, or be construed to extend the expiration of the Lease Term either as to such Offer Space or the balance of the Premises, and Tenant’s Rent obligations with respect to the Offer Space shall not commence until the date Landlord delivers to Tenant possession thereof in the condition required by the terms of this Section 19.1. Notwithstanding the foregoing, if Landlord fails to deliver possession of the Offer Space to Tenant within one hundred eighty (180) days following the date by which Landlord is required to do so, Tenant may, at its sole option and as its sole remedy, revoke its exercise of the option to lease such Offer Space by delivering to Landlord a written notice thereof (a “ROFO Revocation Notice”). In the event that Tenant shall deliver a ROFO Revocation Notice to Landlord, Tenant’s exercise of the option to lease the Offer Space shall be deemed to be null and void effective as of the thirtieth (30th) day following Tenant’s delivery of such notice, unless Landlord has delivered such Offer Space to Tenant, in the condition required by the terms of this Section 19.1 prior to the expiration of such thirty (30) day period. If Tenant’s exercise of the option to lease the Offer Space is deemed null and void in accordance with the immediately preceding sentence, then it shall be deemed that such Offer Space has not been offered to Tenant and the applicable provisions of this Section 19.1 shall continue in full force and effect.

G. Upon the valid exercise by Tenant of its option to lease Offer Space, Landlord and Tenant shall promptly enter into a written supplement to the Lease reflecting the terms, conditions and provisions applicable to such Offer Space, as determined in accordance with the terms of this Section 19.1; provided, however, that the failure of the parties to execute and deliver such amendment shall not negate Tenant’s lease of the Offer Space or the parties’ respective rights and obligations with respect thereto.

H. As used herein, the term “Offer Period“ shall mean the period commencing on the Commencement Date and expiring on the date that is twelve (12) months prior to the then scheduled expiration of the Lease Term, as the same may have been extended.

ARTICLE XX

ARBITRATION

20.1 Whenever (A) (1) Tenant shall be in default of any of the terms, provisions, or conditions of this Lease on Tenant’s part to be performed beyond the expiration of any applicable notice or grace period provided for herein, (2) Tenant disputes the existence of such default, and (3) such default would prevent Tenant from exercising any option or right to extend or renew the original term of this Lease or any option or right to add additional space to the Premises originally demised hereunder, or (B) this Lease expressly provides that a matter shall be determined by arbitration, such dispute under this Lease may be submitted to arbitration by either party under the then prevailing rules of the American Arbitration Association (“AAA”) before a single arbitrator under the Expedited Procedures provisions of the Commercial Arbitration Rules of the AAA (the “AAA Rules”).

20.2 The arbitrator conducting any arbitration shall be bound by the provisions of this Lease and shall not have the power to add to, subtract from, or otherwise modify such provisions. Landlord and Tenant shall sign all documents and do all other things reasonably necessary to submit any such matter to arbitration and waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder, which shall be binding and conclusive on the parties and shall constitute an “award” by the arbitrator within the meaning of the AAA Rules and applicable law. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction. Each arbitrator shall be a qualified, disinterested and impartial person who shall have had at least ten (10) years’ experience in Boston in an occupation connected with the matter of the dispute. Landlord and Tenant may each appear and be represented by counsel before such arbitrator and submit such data and memoranda in support of their respective positions in the matter in dispute as may be reasonably necessary or appropriate under the circumstances. Each party hereunder shall pay its own costs, fees and expenses (including, without limitation, counsel, experts and presentation of proof) in connection with any arbitration or other action or proceeding brought under this Article XX, and the expenses and fees of the arbitrator selected shall be shared equally by Landlord and Tenant. Notwithstanding any contrary provisions hereof, the arbitrator may award damage costs, reasonable attorneys’ fees and interest. If (i) the arbitrator shall award judgment solely to either party (the “Prevailing Party”), and (ii) the other party (the “Non-Prevailing Party”) shall not comply with the terms of such judgment, and (iii) the Prevailing Party shall commence an action to enforce the judgment, and (iv) the Prevailing Party is successful in such action, then the Non-Prevailing Party shall pay the Prevailing Party’s out-of-pocket expenses and reasonable attorneys’ fees in connection with the enforcement of the arbitrators’ judgment.

[NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this instrument under seal as of the date first set forth in Section 1.2, above.

LANDLORD:

LINCOLN SUMMER STREET VENTURE, LLC, a Delaware limited liability company

By:	Lincoln-Summer Street LLC, its managing member

By:	Lincoln Non-Managing Member, Inc., its manager

By:	/s/ W. Frank Cofer

Name:	W. Frank Cofer
Title:	Vice President

TENANT:

LOGMEIN, INC., a Delaware corporation

By:	/s/ Michael Simon

Name:	Michael Simon
Title:	CEO

By:	/s/ James Kelliher

Name:	James Kelliher
Title:	CEO

EXHIBIT DEFINITIONS

DEFINITIONS

AAA	84
AAA Rules	84
Acceptance Notice	82
ADA	24
Additional Time	56
Agreed Tenant Delay	5
Allowance	7
Alterations	29
Approvals	24
Approved Building Trades Department Contractor or Subcontractor	32
ASB	32
Bank	70
Base Building Work	1
Base Operating Costs Year	4
Base Price	9
BBW Plans and Specifications	1
BCTD	32
Cables	32
Cash Security Deposit	72
Change Date	71
Commencement Date	1
Commencement Letter	4
Construction Documents	6
control	41
Cut-Off Date	8
Default	59
Default of Tenant	59
Designated Arbitrator	13
Direct Costs	8
Eligible Costs	7
Estimated Completion Date	55
Estimated Operating Costs Payment	15
Estimated Operating Costs Statement	15
examiner	22
Excess Tenant Improvements	7
Expiration Date	2
Extension Notice	8
Extension Term	8
Fair Market Rent	8
FF&E Work	10
Fire Stairs	6
First Offer Right	79
Fitch	71

1

Fully Assessed Real Estate Taxes	14
GAAP	17
Hazardous Materials	28
HVAC Service	44
indemnified party	50
indemnifying party	50
Landlord	1
Landlord Delay	12
Landlord Party	49
Landlord’s Change Estimate Notice	5
Landlord’s Offer Notice	79
Landlord’s Work	6
Lease Interest Rate	10
Lease Term	9
lease year	16
Letter of Credit	70
Main Stair	35
Material Service Interruption	49
Minimum Rating Requirement	71
Minor Sublease	42
Moody’s	71
Negotiation Period	79
Non-Prevailing Party	84, 14
Occupancy Documentation	1
Offer Notice	82
Offer Period	83
Offer Space	81
Offer Space Commencement Date	82
Operating Costs	16
Operating Costs Payment	14
Operation	16
Owner of Title Holder	80
Ownership Interest In The Building	79
partial damage	55
Permitted Alterations	29
Person	80
Prevailing Party	84, 14
Prohibited Persons	77
Prohibited Tenant	39
Prohibited Uses	3
Property	16
Punch List Items	1
Purchase Agreement	79
Qualified Arbitrator	13
qualified broker	8
Refurbishment Allowance	35

2

Rejected Offer Space	82
Related Corporation	41
Removal Notice	69
Rent	9
Requirement	30
Reserved Roof Area	73
Restoration Notice	55
Retail Lockout Period	3
ROFO Revocation Notice	83
Roof Deck	7
Roof Equipment	73
Rules and Regulations	23
S&P	71
Schematic Plans	6
Security Agreement	43
Security Deposit	70
Service Interruption	48
Service Interruption Notice	49
SNDA	64
Soft Costs	7
Specialty Alterations	35
Substantial Completion	1
substantial damage	55
Substantially Complete	1
Successor Entity	41
Target Commencement Date	7
Tax Excess	12
Tax Period	12
Taxes	11
Tenant	1
Tenant Delay	2
Tenant Improvements	6
Tenant Improvements Change Order	7
Tenant Improvements Reconciliation Statement	8
Tenant Partner	41
Tenant Party	50
Tenant Requested Change	4
Tenant Submission Deadlines	6
Tenant’s Property	32
Term	9
Title Holder	79
transfers	36
Two-Broker Period	8
USA Patriot Act	77
Work	32
Year-End Operating Costs Statement	15

3

EXHIBIT FP

PREMISES

[see attached]

1

BASEMENT MEZZANINE FLOOR PLAN
BASEMENT FLOOR PLAN

tat | the architectural team

Consultant

Revisions

Architect of Record

LEASE EXHIBITS

Project Name
320 Summer Street

Boston, MA

Sheet Name
BASEMENT AND MEZZANINE FLOOR PLAN

Project Number
11029

Issue Date
March 28, 2012

Sheet Number
A1.01

2

SECOND FLOOR PLAN
FIRST FLOOR PLAN

tat | the architectural team

Consultant

Revisions

Architect of Record

LEASE EXHIBITS

Project Name
320 Summer Street

Boston, MA

Sheet Name
FIRST AND SECOND FLOOR PLANS

Project Number
11029

Issue Date
March 28, 2012

Sheet Number
A1.02

3

FOURTH FLOOR PLAN

THIRD FLOOR PLAN

tat
the architectural team

LEASE EXHIBITS

Project Name
320 Summer Street

Boston, MA

Sheet Name
THIRD AND FOURTH FLOOR PLANS

Project Number
11029

Issue Date
March 28, 2012

Sheet Number
A1.03

4

SIXTH FLOOR PLAN

FIFTH FLOOR PLAN

tat | the architectural team

Consultant

Revisions

Architect of Record

LEASE EXHIBITS

Drawn: PJL

Checked: TJA

Scale: 1/8" = 1'-0"

Key Plan

Project Name
320 Summer Street

Boston, MA

Sheet Name
FIFTH AND SIXTH FLOOR PLANS

Project Number
11029

Issue Date
March 28, 2012

Sheet Number
A1.04

5

EXHIBIT WORK LETTER

I. Base Building Work and Completion of Landlord’s Work.

(A) Landlord, at its sole cost and expense except as expressly set forth herein, is in the process of undertaking and shall undertake, certain Building renovations (collectively, “Base Building Work”) in accordance with the plans and specifications attached hereto as Attachment 1 (as they may be modified pursuant to this Section I.A, “BBW Plans and Specifications”). The Base Building Work is to be constructed in a good and workerlike manner, free of liens, asbestos, asbestos-containing materials, and any other toxic or hazardous substances or materials other than materials customarily found in construction materials in the construction of similar projects in the downtown Boston area and other than as disclosed on Exhibit EXISTING CONDITIONS, in accordance with the BBW Plans and Specifications and otherwise in compliance with all applicable Requirements (including without limitation Article 37 of the Boston Zoning Code), by Landlord’s contractor, Suffolk Construction Company, or another contractor reasonably selected by Landlord. Notwithstanding anything to the contrary set forth in the Lease, Landlord is responsible, at Landlord’s sole cost and expense, for causing the discharge of any mechanic’s or other liens arising from the Base Building Work. Landlord shall promptly commence the Base Building Work following the date of the Lease and use diligent efforts to Substantially Complete the Landlord’s Work (as defined below) on or before the Target Commencement Date. “Substantial Completion” and “Substantially Complete” shall mean, that (i) all of Landlord’s Work has been completed in accordance with (A) the provisions of this Lease applicable thereto, (B) with respect to the Base Building Work, the BBW Plans and Specifications as the same may have changed in accordance with any applicable Tenant Requested Change and this Exhibit WORK LETTER, and, with respect to the Tenant Improvements (as defined below), in compliance with the Construction Documents in all material respects as the same may have changed in accordance with any applicable Tenant Improvements Change Order and this Exhibit WORK LETTER, and (C) all applicable Requirements, except for details or adjustments of a typical punch-list nature in similar projects (the “Punch List Items”) as would not interfere with Tenant’s use and occupancy of the Premises for the intended use other than de minimis interference consistent with the nature of completing Punch List Items, (ii) Landlord shall have delivered to Tenant architects’ certificates certifying the Substantial Completion of Landlord’s Work and (iii) all applicable governmental approvals necessary for Tenant’s occupancy of the Premises (the “Occupancy Documentation”) have been issued with respect to Landlord’s Work (including a certificate of occupancy, which may be temporary or permanent, to the extent available in light of the completion status of the FF&E Work). Following Substantial Completion, Landlord shall use diligent efforts to pursue a permanent certificate of occupancy from the City of Boston (to the extent available in light of the completion status of the FF&E Work) as soon as is reasonably practicable thereafter.

The “Commencement Date” shall mean the date that is the later to occur of (a) February 25, 2013, and (b) the date that is two (2) Business Days after Landlord has given to Tenant notice that the entirety of Landlord’s Work is Substantially Complete. In addition to the aforementioned two (2) Business Days’ notice, Landlord shall provide Tenant with at least 10 days’ prior notice of Landlord’s good faith estimate of the actual

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date of Substantial Completion and shall cooperate with Tenant to keep Tenant reasonably informed of the progress of the Landlord’s Work from time to time. Landlord may modify the BBW Plans and Specifications from time to time provided that Landlord delivers copies of any such modifications to Tenant, and so long as Base Building Work remains consistent with the design standards of the initial BBW Plans and Specifications. If requested by Landlord in writing, Tenant shall, within ten (10) Business Days following submission of any such modified BBW Plans and Specifications to Tenant by Landlord, confirm in writing whether any such modifications violate the provisions of the immediately preceding sentence. Landlord shall consult with Tenant from time to time, no less often than monthly, regarding the progress and scheduling of Landlord’s Work.

Upon the Substantial Completion of the Landlord’s Work, Landlord shall notify Tenant and within 15 days after the Substantial Completion of the Landlord’s Work Landlord and Tenant shall conduct a joint inspection of the Premises for the purpose of preparing a list of the Punch List Items. Landlord shall use reasonable efforts (without being obligated to employ overtime labor or to incur any extraordinary expenses in connection therewith, and subject to extension due to Tenant Delays or any of the causes or reasons set forth in Section 8.3) (1) to complete such Punch List Items within thirty (30) days after the finalization of the list of Punch List Items (except for any Punch List Items that, with the exercise of reasonable due diligence, require additional time to perform or lead time to obtain), and (2) to perform such Punch List Items in a manner that minimizes any interference with Tenant’s use and occupancy of the Premises (it being agreed that Landlord shall not perform such Punch List Items in a manner that causes any material interference with Tenant’s use and occupancy of the Premises). If Landlord fails to complete the Punch List Items within 60 days after Landlord’s receipt of Tenant’s notice, and such failure continues for an additional five Business Days after additional notice thereof to Landlord (such notice to state expressly Tenant’s intention to exercise its rights under this paragraph), both such periods subject to any Tenant Delay or the causes listed in Section 8.3 of the Lease, Tenant may complete the applicable Punch List Items for the account and at the expense of Landlord. All reasonable out-of-pocket expenditures made by Tenant in connection therewith shall, at Landlord’s option, either be paid to Tenant by Landlord within 30 days after submission by Tenant to Landlord of a reasonably detailed invoice therefor or credited against the next installment of Base Rent thereafter becoming due hereunder.

Landlord shall cause its general contractor to warrant that Landlord’s Work shall be free of defects in workmanship and materials for a period of one year following Substantial Completion and, upon notice from Tenant given no later than five (5) Business Days prior to the expiration of such period, shall remedy or shall cause the general contractor to remedy any such defects; provided, however, that the foregoing warranty shall not be construed or interpreted as exculpating Landlord from any of its maintenance, repair and replacement obligations set forth elsewhere in this Lease.

(B) If Landlord shall be delayed in Substantially Completing the Landlord’s Work or any portion thereof or in completing any other element of Landlord’s Work required hereunder as a result of the occurrence of any of the following (a “Tenant Delay”):

(i) Any request by Tenant that Landlord delay the completion of any component of Landlord’s Work;

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(ii) Any delay resulting from Tenant’s interference with the Substantial Completion of Landlord’s Work (provided that Landlord promptly notifies Tenant of any factor that it believes is resulting or will result in a Tenant Delay under this clause (ii) and takes reasonable steps to limit the effect of such factor);

(iii) Any delay resulting from the failure of Tenant to make any submission or to respond to any submission to Tenant from Landlord (including without limitation the Tenant Submission Deadlines) on or before the deadline for such submission or response as set forth in the Lease or this Exhibit;

(iv) Any delay resulting from Landlord’s inability to obtain permits for the Tenant Improvements on account of the design of the Tenant Improvements (including without limitation for the permitting of the Roof Deck by Tenant, if and to the extent the Roof Deck is included in the Initial Alterations) and/or the inability of Landlord to obtain Occupancy Documentation for the Premises or Building by reason of the failure of the Construction Documents for the Tenant Improvements to comply with applicable Requirements;

(v) Any delay resulting from a Tenant Requested Change or Tenant Improvements Change Order (each as defined below); or

(vi) Any other delay resulting from the acts or omissions (where a duty to act existed) of Tenant, its agents, employees or independent contractors, including any delay arising out of the FF&E Work (provided that Landlord promptly notifies Tenant of any factor that it believes is resulting or will result in a Tenant Delay under this clause (vi) and takes reasonable steps to limit the effect of such factor);

then, for purposes of determining the Commencement Date, the date of Substantial Completion shall be deemed to be the day that all of the Landlord’s Work would have been Substantially Completed absent any such Delay. Landlord shall notify Tenant of any alleged Delay pursuant to clauses (ii) or (vi), above, in writing, within five (5) Business Days following the occurrence thereof. Tenant shall reimburse Landlord for any increase in the actual out-of-pocket costs of the Landlord’s Work or other work being constructed by Landlord in the Building, resulting from a Tenant Delay within 30 days after billing.

Any Tenant Delay of less than a full day shall be deemed to be equal to a delay of one full day. The Target Commencement Date shall be extended by one day for each day of Tenant Delay. In connection therewith, Landlord and Tenant have agreed to determine the length of any Tenant Delay as follows (in all events after deducting Landlord Delay as provided under Section II of this Exhibit WORK LETTER, below): (i) in the event of any “Agreed Tenant Delay” referenced in this Lease, the length of such delay shall be as agreed upon in writing by the parties at the time such delay arises, and (ii) with respect to any other Tenant Delay, Landlord shall notify Tenant in writing of the claimed length of such Tenant Delay and Tenant may elect by written notice delivered to Landlord within ten (10) Business Days thereafter to dispute the claimed Tenant Delay in accordance with Section III, below. Unless such estimate is disputed by written notice delivered within such ten (10) Business Day period, the claimed Tenant Delay shall be deemed to be a period no less than that set forth in Landlord’s notice.

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(C) Landlord’s failure to Substantially Complete Landlord’s Work on or before the Target Commencement Date, or to substantially complete any element of the Landlord’s Work by any particular time, shall not give rise to any liability of Landlord hereunder, shall not constitute Landlord’s default, and shall not affect the validity of this Lease, except as expressly provided in this subparagraph C. In the event Landlord is unable to Substantially Complete the Landlord’s Work on or before the date that is sixty (60) days following the Target Commencement Date, time being of the essence with respect to such date but as such date may be extended for the causes or reasons set forth in Section 8.3 of the Lease or Tenant Delay, then Tenant’s obligation to pay Base Rent shall be abated one (1) additional day for each day during the period beginning on the date that is sixty (60) days following the Target Commencement Date and ending on the Commencement Date.

If the Commencement Date does not occur on or before the date that is 270 days following the Target Commencement Date, for which date time is of the essence but as such date may be extended as a result of Tenant Delay (but in no event by reason of any of the causes or reasons set forth in Section 8.3 of the Lease or any other reason), then Tenant shall have a one (1) time right to terminate the Lease by 30 days’ prior written notice to Landlord which notice shall be given no later than ten (10) days following such date (provided that if the Commencement Date occurs prior to the expiration of such 30 day period, Tenant’s election pursuant to the immediately proceeding sentence shall be deemed null and void and of no force and effect) and upon the expiration of such 30-day period this Lease shall cease and come to an end without further liability or obligation on the part of either party except as provided in Section 17.9 hereof, and Landlord shall promptly refund any Rent, Security Deposit, or other sums paid by Tenant upon the execution hereof in connection with this Lease.

(D) Promptly after the determination of the Substantial Completion of the Landlord’s Work, Landlord and Tenant shall enter into one or more letter agreements (any such letter agreement, a “Commencement Letter”) in a form reasonably prepared by Landlord setting forth the Commencement Date and/or the Expiration Date. Tenant shall execute any such Commencement Letter and return same to Landlord within fifteen (15) days after Tenant’s receipt thereof from Landlord; provided, however, that the failure of any party to deliver a Commencement Letter shall have no bearing on the Commencement Date or any other dates that are determined from the Commencement Date.

(E) Tenant may, prior to April 21, 2012, from time to time request reasonable interior changes to the restrooms, elevator lobbies and main lobby finishes only (any such change, a “Tenant Requested Change”) in the Base Building Work to accommodate Tenant’s interior space design or system requirements, subject to the following: in the event that Tenant proposes any changes to the Base Building Work pursuant to the foregoing, Landlord shall, within ten (10) Business Days of receipt of a Tenant Requested Change, provide Tenant with (x) Landlord’s architectural and engineering design proposals (to be prepared by Landlord’s architect at Tenant’s expense on a time and materials basis ) and (y) order of magnitude conceptual pricing setting for in reasonable detail the estimate of the out-of-pocket additional costs and the amount of Tenant Delay to be incurred to implement the Tenant Requested Change (“Landlord’s Change Estimate Notice”). Tenant shall, within five (5) Business Days of receiving Landlord’s Change Estimate Notice, either withdraw the Tenant Requested Change or authorize Landlord to proceed

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with the preparation of revised plans for the Base Building Work reflecting such change at Tenant’s expense to be paid to Landlord as additional rent. Tenant’s failure to timely reply to Landlord’s Change Estimate Notice shall be deemed to be a withdrawal of Tenant’s request for such change.

Landlord shall make such Tenant Requested Change provided that (i) within five (5) Business Days after Tenant’s acceptance of Landlord’s Change Estimate Notice, Tenant shall pay to Landlord, as additional rent, fifty percent (50%) of the increased costs as the same are specified in Landlord’s Change Estimate Notice, and within thirty (30) days after Landlord or Landlord’s consultants have certified to Tenant that the Tenant Requested Change is substantially complete, Tenant shall pay to Landlord, as additional rent, the balance of the increased costs as further described below, (ii) the change is consistent with the governmental approvals and permits authorizing the performance of the Landlord’s Work and does not adversely impact the Landlord’s Work eligibility for, or status of, any historic tax credits, (iii) the change is consistent with first quality design standards for office space and does not have a material adverse effect on the value of the Building or Property, (iv) Tenant authorizes Landlord to make such change pursuant to the immediately preceding paragraph, (v) Tenant agrees in writing that such change constitutes a Tenant Delay and Landlord and Tenant agree in writing to the amount of such Tenant Delay (any such Tenant Delay, an “Agreed Tenant Delay”) (and in any event that such changes in the aggregate do not result in more than thirty (30) days of delay in the Substantial Completion of the Landlord’s Work, or cause Landlord to miss any deadline set forth in Landlord’s construction loan, in each case as determined by Landlord in its reasonable discretion); (vi) such change does not materially and adversely affect the Building systems or structural elements of the Building or the completion and occupancy of any portion of the Building other than the Premises. Upon the written request of Tenant, Landlord shall use commercially reasonable efforts to cause Landlord’s contractor to quote the cost for any Tenant Requested Change on a lump sum or a guaranteed maximum price basis in the issuance of a change order therefor. If Tenant timely notifies Landlord that Tenant authorizes Landlord to make the Tenant Requested Change and satisfies the other requirements set forth in this paragraph but Tenant does not agree with Landlord’s cost estimate for construction work as set forth in Landlord’s Change Estimate Notice, then Tenant may, by notice to Landlord set forth in Tenant’s notice authorizing Landlord to proceed with such change pursuant to clause (iv), above, elect to have the work performed on a time and materials basis in accordance with Landlord’s construction contract. Landlord shall provide Tenant all reasonable cost accounting information regarding any Tenant Requested Change provided to Landlord by Landlord’s contractor or otherwise reasonably available to Landlord.

Landlord will cooperate with Tenant during the schematic design process of the Tenant Improvements to identify and agree upon the final location of the wooden stair on the 322 Summer Street side of the building that runs from the second to the third floor. To the extent necessary to accommodate the design of the Tenant Improvements as shown on Tenant’s schematic plans, Landlord shall relocate such wooden stairs to a mutually agreeable location on the first floor or the great hall located in the basement portion of the Premises at its sole cost and expense as part of the Base Building Work.

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II. Tenant Improvements.

(A) Tenant shall, at its sole cost and expense (subject to reimbursement from the Allowance) prepare complete, coordinated construction drawings and specifications (the “Construction Documents”) for the entire Premises as necessary for Tenant’s initial occupancy of the Premises (the “Tenant Improvements”; together with the Base Building Work, the “Landlord’s Work”), nothing in this sentence being deemed to obligate Tenant to perform any of the Base Building Work. The Construction Documents shall be consistent with the schematic design drawings attached as Attachment 2 to this Work Letter (the “Schematic Plans”) and the plans and specifications then previously approved by Landlord, as further set forth below. The Tenant Improvements do not include the FF&E Work (as defined below). Tenant acknowledges that the Construction Documents will have been prepared by Tenant’s architect and engineers and, accordingly, Tenant agrees to cause its architect to provide construction administration services to Landlord for the Tenant Improvements and FF&E Work, including the review and approval of requisitions by the general contractor and the provision of certifications necessary to cause Substantial Completion to occur. Landlord shall have the reasonable right to approve Tenant’s agreements with its architect and engineers for such purpose.

At all times, Tenant will act promptly (and in any case within five (5) Business Days following delivery of notice from Landlord unless expressly provided otherwise herein) on any construction-related questions or matters, including final color approvals and substitutions. In furtherance of the foregoing, Tenant shall prepare and deliver to Landlord plans and specifications for the Tenant Improvements reasonably consistent with the Schematic Plans and all plans and specifications then previously approved by Landlord, if any, for Landlord’s review and approval, pursuant to the following deadlines (collectively, the “Tenant Submission Deadlines”):

Building Permit Plans and engineered structural plans:	May 28, 2012

Construction Documents	June 29, 2012

Tenant has retained, and Landlord has approved, Spagnolo Gisness & Associates, Inc as Tenant’s architect for the Tenant Improvements. Tenant shall retain Landlord’s structural engineer for the Tenant Improvements, if any portion of the Tenant Improvements affects structural components of the Building, and shall retain Vanderweil Engineers or other mechanical, electrical and plumbing engineers reasonably acceptable to Landlord. Even though such engineer (or any other engineers or architect, if Tenant engages Landlord’s engineers or architect) has been otherwise engaged by Landlord in connection with the Building, Tenant shall be solely responsible for the contractual undertakings and costs and expenses of all architectural and engineering services relating to the Tenant Improvements arising therefrom (subject to reimbursement from the Allowance), including without limitation any changes necessary to ensure the adequacy and completeness of any plans, including the Construction Documents, submitted to Landlord. Tenant’s architects and engineers shall be responsible for all elements of the plans for the Tenant Improvements (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of any Tenant plans, including Construction Documents, shall in no event relieve Tenant of the responsibility therefor.

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The Construction Documents must provide for Tenant Improvements costing no less than $60 per rentable square foot in hard costs. Landlord acknowledges that the Tenant Improvements may include (subject to applicable Requirements and the provisions of this Exhibit WORK LETTER) (i) a so-called “one-card” access system for the Premises and areas of the Building exclusively serving the Premises, (ii) the Roof Deck, (iii) the Main Stair, and (iv) supplemental HVAC systems.

Subject to the provisions of this Work Letter, Tenant may, from time to time, by written order to Landlord on a form reasonably specified by Landlord (“Tenant Improvements Change Order”), request Landlord’s approval of a change in the Tenant Improvements shown on the Construction Documents, which approval shall not be unreasonably withheld, conditioned or delayed in accordance with Article VI of the Lease. The Construction Documents shall not be modified in any material respect except with Landlord’s prior written approval; and all Tenant modifications to the Construction Documents, whether material or not, shall be made only by Tenant Improvements Change Order submitted in timely fashion to Landlord and approved by Landlord. The price to be paid for Excess Tenant Improvements (as defined below) shall be adjusted for any Tenant Improvements Change Order, with the costs on account of the Tenant Improvements Change Order (to the extent, together with other costs of the Tenant Improvements, in excess of the Allowance) payable in a number of equal monthly installments that is the lesser of three or the then-remaining number of monthly installments of the initially determined Excess Tenant Improvements payments (e.g. if the three of the initial five installments of Excess Tenant Improvements have already been paid, then a new Tenant Improvements Change Order will be payable in two equal monthly installments). Landlord shall be authorized to proceed with work shown on any Tenant Improvements Change Order as further set forth below.

(B) Provided that no Default is continuing, Landlord shall contribute the sum of $6,822,382 toward the cost of performing the Tenant Improvements (including on account of any Tenant Improvements Change Order) (the “Allowance”). The Allowance may only be used for (x) soft costs (which shall include costs of preparing design and construction documents and mechanical and electrical plans for the Tenant Improvements; professional fees to be paid to Tenant’s engineers, architects, project managers, and other design consultants; moving costs, computer wiring and cabling, and permit and license fees), in an aggregate amount not to exceed $509,125 (“Soft Costs”), and (y) for hard costs in connection with the Tenant Improvements (which hard costs shall include, without limitation, costs of construction, labor and materials, and all forms of demolition, construction, alterations, and cosmetic improvements, including, without limitation, the cost of a supplemental air-conditioning unit) [((x) and (y) are hereinafter collectively referred to as “Eligible Costs”)]. All Tenant Improvements (including, without limitation, any Tenant Improvements Change Orders) the cost of which exceeds the Allowance shall be “Excess Tenant Improvements.” All Excess Tenant Improvements shall be performed at the sole expense of Tenant, such costs being considered additional rent hereunder.

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Tenant shall pay for Excess Tenant Improvements to Landlord as additional rent as further set forth below. The price for constructing any Tenant Improvements shall be equal to Landlord’s Direct Costs incurred in connection with performing the Tenant Improvements, and payable as additional rent. Landlord’s “Direct Costs” shall mean the total cost payable by Landlord (or its general contractor) to subcontractors, materialmen, laborers, etc. (including any portions of such reasonable amounts designated subcontractor’s or materialmen’s profit, fee, overhead, and the like); plus all costs of insuring the Tenant Improvements and all costs of obtaining permits and inspections required by governmental authorities in connection with the Tenant Improvements; all applicable state sales or use taxes, if any, payable in connection with the Tenant Improvements; a construction supervision fee of 3.5% of total costs (excluding Soft Costs, but including FF&E Work costs incurred with respect to the period where such work is being performed by Landlord) that is payable to Landlord as additional rent; Tenant acknowledging that amounts payable to the general contractor by Landlord hereunder include so-called general conditions items paid to the general contractor on an actual, direct cost basis on the same terms as are provided to Landlord under its contract for the Base Building Work, a general contractor’s fee of 3% payable to the general contractor, and a reasonable general contractor’s contingency. The Landlord’s contract with the general contractor for the Tenant Improvements shall (i) be in the form of a cost plus fee contract subject to a guaranteed maximum price and the work shall be conducted on a so-called “open book” basis, (ii) not provide for a right of the general contractor to share in any savings in a manner materially less favorable to Tenant then the savings-sharing mechanism used for the Base Building Work is to Landlord, and (iii) provide for retainage on the same basis as the Base Building Work contract. Tenant shall have no right to object to the cost of any item of Landlord’s Direct Costs (other than objections based on the inclusion of costs, or the amounts of such included costs, in violation of the terms of Landlord’s contract with the general contractor) after the time that Tenant has authorized Landlord to proceed with the Tenant Improvements or been deemed to authorize Landlord to proceed pursuant to the terms of this Exhibit WORK LETTER. Landlord’s invoices for additional rent on account of Excess Tenant Improvements may include any materials and equipment purchased to be part of Tenant Improvements and stored on the Property or some other location approved by Landlord and all deposits made on the purchase of such materials and equipment, provided that any invoice for elements of work stored at a location other than the Property shall contain copies of third party invoices therefor and evidence that such property is covered by Landlord’s or the general contractor’s insurance and that Tenant shall have the right to inspect any elements of work stored at location other than the Property upon Tenant’s written request. Within ninety (90) days of the completion of all items of Tenant Improvements listed on the Final Punchlist, Landlord shall provide Tenant with a final invoice prepared by Landlord for all Excess Tenant Improvements (the “Tenant Improvements Reconciliation Statement”). Such statement shall be conclusive between the parties unless the statement is incorrect and is disputed by Tenant by notice to Landlord given within ten (10) days of Landlord’s delivery to Tenant’s of the statement. Upon issuance thereof, there shall be adjustments between Landlord and Tenant to the end that Landlord shall have received the exact amount due to Landlord hereunder on account of Excess Tenant Improvements. Any overpayment by Tenant shall be credited against the next payments of Base Rent due hereunder or, if the Lease has terminated for reason other than a default by Tenant, shall be paid by Landlord to Tenant. Any underpayment by Tenant shall be due and payable within 30 days after Landlord’s invoice. Any and all payments required to be made by Tenant under this Work Letter, whether to Landlord or to third parties, shall be deemed additional rent for purposes of the Lease.

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Within 14 days following Tenant’s delivery of Tenant’s Construction Documents to Landlord, Landlord shall direct Landlord’s general contractor for the Building to solicit at least three bids (or such fewer number of bids as Landlord and Tenant may reasonably agree, if three bids is impractible in light of the nature of the item and the Landlord’s construction schedule) for each subcontractor trade agreed to be so bid between Landlord and Tenant. Landlord and Tenant shall determine the subcontractor trades to be bid within 30 days following the execution of this Lease, and, if they are unable to reach agreement on the identity of such trades, shall submit such dispute to resolution by arbitration pursuant to Section III, below. Tenant may designate at least one subcontractor for each trade for inclusion in the bidding, subject to Landlord’s reasonable approval of such bidders. Landlord shall promptly supply Tenant with such detailed information about bid requests and negotiations with contractors as Tenant may reasonably request, provided that any delays resulting from Tenant’s failure to act within five (5) Business Days following Landlord’s delivery of such information to Tenant shall constitute a Tenant Delay. In the case of each bid request, Landlord will accept the lowest responsible bid from a contractor that can meet the Landlord’s construction schedule, unless Landlord and Tenant reasonably determine otherwise. Landlord shall notify Tenant of the final guaranteed maximum price construction cost of the Tenant Improvements (the “Base Price”), which notice shall set forth on a detailed line item basis the elements of such cost, including, without limitation, the contractor’s fee, general conditions costs, and the contractor’s contingency as determined under Section II(B) of this Work Letter, to be calculated based on Tenant’s Construction Documents and the foregoing bidding. In the event that the total cost of the Tenant Improvements, as the same may be reasonably estimated by Landlord, exceeds the Allowance, then Tenant shall pay as additional rent its share of the costs to construct such Tenant Improvements over a period of five months in equal monthly installments within five (5) Business Days following delivery by Landlord of each invoice therefore (together with a copy of the general contractor’s requisition for such period for Tenant’s information purposes only).

To the extent that Tenant incurs any Eligible Costs that are soft costs, Tenant may obtain reimbursement from the Allowance, to the extent any then remains, and such amounts shall be paid to Tenant (or, at Landlord’s request, directly to Tenant’s vendors by joint check, in which case such service provider shall acknowledge that Landlord is not responsible for such payment in an instrument reasonably satisfactory to Landlord) in periodic disbursements within forty-five (45) days after Landlord’s receipt of the following documentation: (i) partial waivers of liens that shall cover all work for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of The Commonwealth of Massachusetts, together with all such invoices, contracts, or other supporting data as Landlord may reasonably require; (ii) a request to disburse from Tenant in a form reasonably approved by Landlord; and (iii) such other information or back-up as Landlord may reasonably request. The final disbursement for any of Tenant’s vendors having statutory lien rights shall further require full and final waivers of lien. In no event shall Landlord be required to disburse monies from the Allowance more than one time per calendar month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of a Default under the Lease.

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If Landlord shall fail to pay within the period specified above any portion of the Allowance to which Tenant is entitled and such failure shall continue for ten (10) Business Days after notice thereof, Tenant may deduct the portion of the Allowance due but not paid, with interest at the Lease Interest Rate from the date due, from the Base Rent next payable hereunder until Tenant has received full credit or otherwise has been fully reimbursed for the amount due to Tenant. Notwithstanding the foregoing, if Landlord disputes Tenant’s right to abate Base Rent, or the amount of the abatement, such dispute shall be resolved in accordance with Section III of this Exhibit WORK LETTER prior to any abatement of disputed amounts by Tenant. In no event may Tenant may use the Allowance for the purchase of any Tenant’s Property. Any portion of the Allowance that has not been requisitioned by Tenant or applied towards the costs to construct the Tenant Improvements by Landlord prior to the first anniversary of the Commencement Date shall be applied by Landlord as a credit against Base Rent or paid to Tenant, as Landlord may elect.

C. Subject to the provisions of this subparagraph (C), the parties acknowledge that Tenant may, at Tenant’s sole risk and expense, enter the Premises on a schedule mutually agreeable to the parties for the purposes of the installation of wiring and cabling and telecommunications, information, and data technology equipment and associated equipment and infrastructure and workstations, furniture and/or furniture systems (the “FF&E Work”). The parties shall cooperate with each other in the performance and scheduling of Landlord’s Work and the FF&E Work, and keep each other apprised of their respective work so as to facilitate the scheduling, coordination, and orderly progress of Landlord’s Work and the FF&E Work. In no event shall any FF&E Work be performed (whether by Landlord or Tenant, to the extent that Tenant elects to perform the same) except pursuant to a mutually agreeable schedule that does not interfere with or delay the Landlord’s Work, or increase the cost of any Base Building Work. During any period prior to the Commencement Date that Tenant is exercising such rights, Tenant shall comply with and perform, and shall cause its employees, agents, contractors, subcontractors, material suppliers and laborers to comply with and perform, all of Tenant’s obligations under this Lease except the obligations to pay Base Rent, Tax Payments, or Operating Costs Payments and additional charges and other charges and other obligations the performance of which would be clearly incompatible with the operations described above. Any FF&E Work shall be performed by Landlord at Tenant’s sole cost and expense (as additional rent payable to Landlord), using a scope of work, contractors and contracts approved by Tenant (such approval not to be unreasonably withheld, conditioned or delayed), provided that Tenant may elect to assume responsibility for performing the FF&E Work effective as of a date that is on or after January 1, 2013, by at least 10 days prior written notice to Landlord. In no event shall the FF&E Work be deemed to be a condition of Substantial Completion, nor shall Landlord be deemed to be in default under this Lease on account of the FF&E Work. On the effective date, if any, on which Tenant assumes responsibility for performing the FF&E Work, Landlord shall assign any FF&E Work contracts to Tenant and Tenant shall be responsible for completing the applicable FF&E Work on the terms set forth herein. Tenant shall pay the costs of any FF&E Work incurred by Landlord within five (5) Business Days following receipt of an invoice therefore, together with bills, invoices or other evidence of amounts due to the applicable FF&E contractors.

Neither Tenant nor any Tenant contractor, employee or agent shall materially interfere in any way with construction of, nor damage, the Landlord’s Work and shall do all things

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reasonably requested by Landlord to facilitate the construction of the Landlord’s Work pursuant to Landlord’s construction schedule. Neither Tenant nor any Tenant contractor shall cause any labor disharmony, and Tenant shall be responsible for all costs required to produce labor harmony in connection with an entry under this Section. In all events, Tenant shall indemnify Landlord in the manner provided in Section 10.1 of the Lease against any claim, loss or cost arising out of any material interference with, or damage to, the Landlord’s Work or any other work in the Building, or any delay thereto, or any increase in the cost thereof on account in whole or in part of any act, omission, neglect or default by Tenant or any Tenant contractor. Without limiting the generality of the foregoing, to the extent that the commencement or performance of Landlord’s Work is delayed on account in whole or in part by any act or omission (where a duty to act existed) in violation of the Lease, or neglect or default by Tenant, then such delay shall constitute a Tenant Delay as provided in Section I.B of this Exhibit WORK LETTER. No Tenant Delay shall be deemed to occur solely on account of the timing of any entry by Tenant or any Tenant contractor under this subsection (C) provided that such entry is performed in accordance with the reasonable scheduling requirements agreed to with Landlord. Neither Landlord nor Landlord’s contractor shall ever be required or obligated to alter the method, time or manner for performing Landlord’s Work or work elsewhere in the Building, on account of Tenant’s entry under this subsection (C).

Any requirements of any such Tenant contractor, employee or agent for services from Landlord or Landlord’s contractor, such as hoisting, electrical or mechanical needs, shall be paid for by Tenant and arranged between such Tenant contractor and Landlord or Landlord’s contractor. Should the work of any Tenant contractor depend on the installed field conditions of any item of Landlord’s Work, such Tenant contractor shall ascertain such field conditions after installation of such item of Landlord’s Work. Neither Landlord nor Landlord’s contractor shall ever be required or obliged to alter the method, time or manner for performing Landlord’s Work or work elsewhere in the Building, on account of the work of any such Tenant contractor. Each party shall use reasonable efforts to cause its contractors to conduct operations at the Property during the construction of Landlord’s Work and the FF&E Work to avoid any interference with, damage to, or delay of work being undertaken by the other party. Tenant shall cooperate with Tenant as reasonably required to obtain a temporary and permanent certificate of occupancy for the Premises (at no cost to Tenant, other than the cost to complete the FF&E Work), including by staging the FF&E Work in a manner to facilitate obtaining such certificates of occupancy and diligently prosecuting the same to completion as soon as reasonably practicable.

(D) Landlord shall cause its general contractor (which general contractor shall be the same as is constructing the Base Building Work) to construct the Tenant Improvements in a good and workerlike manner in compliance in all material respects with the Construction Documents. Landlord is authorized to proceed with the Tenant Improvements shown on the final, approved Construction Documents on the date that is five (5) days after Landlord delivers the Base Price to Tenant, as set forth above, unless and to the extent that Tenant withdraws the Construction Documents in writing for the purposes of Tenant’s value engineering (Tenant acknowledging that any such withdrawal shall result in a Tenant Delay). With respect to Tenant Improvements Change Orders submitted after Landlord is initially authorized (or deemed authorized) to proceed with Tenant Improvements, Landlord shall be deemed authorized to proceed with such Tenant Improvements Change Order upon its submission by Tenant.

11

Landlord has no obligation to approve any Tenant Improvements Change Order or any Tenant Improvements not shown on the Schematic Plans or plans previously approved by Landlord or reasonably inferable therefrom if, in Landlord’s reasonable judgment, such Tenant Improvements (i) would delay completion of the Tenant Improvements beyond the Target Commencement Date unless Tenant agrees in writing that such work constitutes a Tenant Delay and Landlord and Tenant agree in writing to the amount of such Tenant Delay, (ii) would delay completion of any other Landlord’s Work unless Tenant agrees in writing that such work constitutes a Tenant Delay and Landlord and Tenant agree in writing to the amount of such Tenant Delay as an Agreed Tenant Delay; (iii) would materially increase the cost of operating the Building or performing any other work in the Building, unless in each case Tenant agrees to pay such costs, (iv) are incompatible with the design, quality, equipment or systems of the Building or would jeopardize the eligibility or use of historic tax credits, (v) would require unusual expense to readapt the Premises to general office use, or (vi) otherwise do not comply with the provisions of this Lease. By its execution of the Lease, and its submission of any Construction Documents or other plans and Tenant Improvements Change Orders, Tenant will be deemed to have approved of, and shall be legally responsible for, such plans, Construction Documents or Tenant Improvements Change Orders, as applicable. Notwithstanding the foregoing or anything herein to the contrary, if any Tenant Improvements or Tenant Improvements Change Order reasonably specifies a long lead item, such as custom cabinetry or a piece of specialized equipment, that Landlord reasonably determines could not be delivered and installed in a manner consistent with the completion of the Tenant Improvements by the Target Commencement Date, then Landlord and Tenant may agree in writing that such long lead item may be completed by Landlord following the date that all of the Landlord’s Work is Substantially Complete (if permitted pursuant to applicable Requirements, including without limitation for any certificate of occupancy to be issued) without constituting a Landlord or Tenant Delay hereunder.

(E) If Tenant shall be delayed in preparing the Construction Documents or any phase thereof required hereunder as a result of the occurrence of any of the following (a “Landlord Delay”):

(i) Any request by Landlord that Tenant delay the completion of any plans;

(ii) Any other delay resulting from the acts or omissions (where a duty to act existed) of Landlord, its agents, employees or independent contractors (provided that Tenant promptly notifies Landlord of any factor that it believes is resulting or will result in a Landlord Delay and takes reasonable steps to limit the effect of such factor).

then the date by which the applicable phase of the Construction Documents is due shall be extended by one day for each day of Landlord Delay. Tenant shall notify Landlord of any alleged Landlord Delay pursuant to clause (ii), above, in writing, within five (5) Business Days following the occurrence thereof.

Any Landlord Delay of less than a full day shall be deemed to be equal to a delay of one full day. Landlord and Tenant have agreed to determine the length of any Landlord Delay as follows: (i) Tenant shall notify Landlord in writing of the claimed length of such Landlord Delay and Landlord may elect by written notice delivered to Tenant within ten (10) Business

12

Days thereafter to dispute the claimed Landlord Delay in accordance with Section III, below. Unless such estimate is disputed by written notice delivered within such ten (10) Business Day period, the claimed Landlord Delay shall be deemed to be a period no less than that set forth in Tenant’s notice.

III. Arbitration. All disputes between the parties regarding Tenant Delays or Landlord Delays and other matters expressly referencing this Section III of the Exhibit WORK LETTER shall be resolved in accordance with this Section III. Any arbitration decision under this Section III shall be enforceable in accordance with Requirements in any court of proper jurisdiction.

(a) All disputes between the parties to be resolved by express reference to this Section III shall first be subject to a 15 day period in which the parties (unless otherwise agreed in writing) shall attempt to resolve the dispute through one or more meetings between Michael Donahue on behalf of Tenant and John Miller on behalf of Landlord (each party having the right to designate a replacement senior officer or principal for the purposes of this sentence by written notice to the other).

(b) Following the expiration of the 15-day period described in subparagraph (a), above, any arbitration conducted pursuant to this Section III shall be conducted in as expeditious manner as is possible to avoid delays in the construction of Landlord’s Work. Landlord and Tenant shall sign all documents and do all other things reasonably necessary to submit any such matter to arbitration and waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder, which shall be binding and conclusive on the parties and shall constitute an “award” by the arbitrator within the meaning of the AAA Rules and applicable law.

(c) All disputes to be resolved pursuant to this Section III shall be resolved by Jim Becker (as of the date hereof, Corporate Senior Vice President at Skanska USA Building), or, if he is not available or is unwilling to serve, Walter “Budge” Upton (as of the date hereof, principal of Upton + Partners) (the designated arbitrator being, “Designated Arbitrator”) or, if either such Designated Arbitrator is unavailable or is unwilling to serve, then within ten (10) days after either party requests arbitration by notice to the other, Landlord and Tenant shall seek to agree to a single arbitrator who is an independent third party real estate professional with at least twenty (20) years of experience in construction disputes involving multi-tenant, first-class, office developments that has not worked for either party or its affiliates for the prior five (5) years (a “Qualified Arbitrator”) and, if they are unable to agree, then a Qualified Arbitrator shall, upon request by either party, be appointed by the Boston office of the AAA or successor organization.

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(d) Landlord and Tenant may each appear and be represented by counsel before such arbitrator and submit such data and memoranda in support of their respective positions in the matter in dispute as may be reasonably necessary or appropriate under the circumstances. The arbitrator shall decide the dispute by written decision. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the AAA (or any successor organization) on an expedited basis and shall be concluded, with a decision issued, no later than 10 days after the date that such dispute is submitted for arbitration. The decision of the arbitrator shall be final and binding on the parties. The parties shall comply with any orders of the arbitrator establishing deadlines for any such proceeding. The fee of the arbitrator shall be paid equally by the parties. Each party shall pay all other costs incurred by it in connection with the arbitration. The arbitrator may award damage costs and/or reasonable attorneys’ fees and interest where applicable under, and subject to the terms of, this Lease. If (i) the arbitrator shall award judgment solely to either party (the “Prevailing Party”), and (ii) the other party (the “Non-Prevailing Party”) shall not comply with the terms of such judgment, and (iii) the Prevailing Party shall commence an action to enforce the judgment, and (iv) the Prevailing Party is successful in such action, then the Non-Prevailing Party shall pay the Prevailing Party’s out-of-pocket expenses and reasonable attorneys’ fees in connection with the enforcement of the arbitrators’ judgment.

IV. Authorized Representatives. Michael Donahue, Tenant’s Authorized Representative, shall have full power and authority to act on behalf of Tenant on any matters relating to the Landlord’s Work. Tenant may name a replacement Authorized Representative from time to time by written notice to Landlord making reference to this Exhibit WORK LETTER. John Miller, Landlord’s Authorized Representative, shall have full power and authority to act on behalf of Landlord on any matters relating to the Landlord’s Work. Landlord may name a replacement Authorized Representative from time to time by written notice to Tenant making reference to this Exhibit WORK LETTER.

V. General. This Exhibit WORK LETTER shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Lease Term, whether by any options under the Lease or otherwise, unless and to the extent expressly provided in the Lease or any amendment or supplement to the Lease that such additional space is to be delivered to Tenant in the same condition the initial Premises is to be delivered. All capitalized terms used in this Exhibit WORK LETTER but not defined herein shall have the same meanings ascribed to such terms in the Lease.

VI. Historic Tax Credit. Tenant acknowledges that Landlord or its affiliates intend to apply for historic tax credits in connection with the construction of the Landlord’s Work and the Tenant Improvements funded by the Allowance. Landlord reserves all right, title and interest in such credits and Tenant shall not be permitted to apply for or utilize the same. In connection therewith, in no event shall (a) Tenant become a tax-exempt entity or (b) cause or permit the Tenant’s interest in the Premises or the Lease to be sublet or assigned to any tax-exempt entity for a period to exceed 20 years (including all extension options).

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Attachment 1

Base Building Work Plans and Specifications

[see attached]

15

DWG#	DRAWING TITLE

TITLE SHEETS
T0.01	PROJECT COVER
T0.02	LIST OF DRAWINGS
T0.03	TYP. ANNOTATION, TYP. ABBREVIATIONS & TYP. MOUNT HGHTS
T0.04	PROJECTS NOTES
T0.05	CODE REVIEW

CIVIL DRAWINGS
C1.00	LAYOUT & MATERIALS PLAN
C2.00	UTILITY PLAN
C3.00	SITE DETAILS
C3.10	SITE DETAILS

DEMOLITION FLOOR PLAN DRAWINGS
D1.00	DEMO SUB-BASEMENT FLOOR PLAN
D1.01	DEMO BASEMENT & MEZZANINE FLOOR PLAN
D1.02	DEMO FIRST & SECOND FLOOR PLAN
D1.03	DEMO THIRD & FOURTH FLOOR PLAN
D1.04	DEMO FIFTH & SIXTH/LOWER ROOF FLOOR PLAN
D1.05	DEMO UPPER ROOF PLAN

DEMOLITION ELEVATION DRAWINGS
D4.01	EXISTING ELEVATION SUMMER STREET-SOUTH ELEVATION
D4.02	EXISTING ELEVATION REAR-NORTH ELEVATION
D4.03	EXIST. ELEVATIONS A STREET-WEST ELEV., SIDE-EAST ELEV.

ARCHITECTURAL DRAWINGS
LIFE SAFETY DRAWINGS
LS1.00	LIFE SAFETY SUB-BASEMENT FLOOR PLAN
LS1.01	LIFE SAFETY BASEMENT & MEZZANINE FLOOR PLAN
LS1.02	LIFE SAFETY FIRST & SECOND FLOOR PLAN
LS1.03	LIFE SAFETY SIXTH & ROOF FLOOR FLAN

16

FLOOR PLANS
	A1.00	SUB-BASEMENT FLOOR PLAN
	A1.01	BASEMENT & MEZZANINE FLOOR PLAN
	A1.02	FIRST & SECOND FLOOR PLAN BASE BUILDING
	A1.03	THIRD & FOURTH FLOOR PLAN
	A1.04	FIFTH & SIXTH/LOWER ROOF PLAN
	A1.05	UPPER ROOF PLAN

ASSEMBLY TYPES, DOOR & WINDOW ELEVATIONS, DOOR & WINDOW DETAILS
	A3.01	WALL ASSEMBLIES
	A3.02	FLOOR/CEILING/ROOF ASSEMBLIES
	A3.50	WINDOW ELEVATIONS
	A3.51	WINDOW ELEVATIONS EXISTING
	A3.52	DOOR ELEVATIONS & SCHEDULE
	A3.55 1	WINDOW DETAILS WOOD & ALUMINUM REPLACEMENT WINDOW
	A3.56	WINDOW DETAILS WOOD REPLACEMENT WINDOW
	A3.57	DOOR DETAILS

EXTERIOR ELEVATIONS
	A4.01	PROPOSED ELEVATION SUMMER STREET-SOUTH ELEVATION
	A4.02	PROPOSED ELEVATION REAR-NORTH ELEVATION
	A4.03	PROP. ELEVATIONS A STREET-WEST ELEV., SIDE-EAST-ELEV.

WALL SECTIONS
	A5.01	BUILDING SECTION @ COLUMN LINE E
	A5.02	BUILDING SECTIONS @ COLUMN LINE 14 AND BETWEEN 13 & 14
	A5.03	BUILDING SECTIONS
	A5.10	MAIN ENTRY PLAN, SECTION, & ELEVATION
	A5.50	ROOF DETAILS
	A5.51	ROOF DETAILS
	A5.60	PENTHOUSE DETAILS

STAIR DETAILS
	A6.00	CORE PLANS
	A6.01	CORE PLANS
	A6.10	STAIR 1 PLANS & SECTION
1	A6.11	STAIR 2 EGRESS STAIR SECTIONS AND PLANS
	A6.20	ELEVATOR SECTION
	A6.30	STAIR DETAILS
	A6.31	STAIR DETAILS
	A6.60	EXTERIOR STAIR DETAILS

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STRUCTURAL DRAWINGS
S0.01	GENERAL NOTES I
S0.02	GENERAL NOTES II
S1.00	SUB BASEMENT/FOUNDATION PLAN
S1.01	BASEMENT FRAMING PLAN
S1.02	FIRST FLOOR FRAMING PLAN
S1.03	SECOND FLOOR FRAMING PLAN
S1.04	THIRD FLOOR FRAMING PLAN
S1.05	FOURTH FLOOR FRAMING PLAN
S1.06	FIFTH FLOOR FRAMING PLAN
S1.07	SIXTH FLOOR FRAMING PLAN
S1.08	ROOF FRAMING PLAN
S1.09	EXTERIOR STAIR PLANS AND SECTIONS
S3.01	TYPICAL CONCRETE DETAILS
S3.02	CONCRETE SECTIONS AND DETAILS I
S5.01	COLUMN SCHEDULE AND DETAILS
S5.02	BRACED FRAME ELEVATIONS AND DETAILS
S5.03	SECTIONS AND DETAILS I

FIRE PROTECTION DRAWINGS
FP-1	FIRE PROTECTION LEGEND & NOTES
FP-2	FIRE PROTECTION SUB-BASEMENT FLOOR PLANS
FP-3	FIRE PROTECTION BASEMENT FLOOR PLANS
FP-4	FIRE PROTECTION BASEMENT MEZZANINE FLOOR PLANS
FP-5	FIRE PROTECTION 1ST FLOOR PLANS
FP-6	FIRE PROTECTION 2ND FLOOR PLANS
FP-7	FIRE PROTECTION 3RD FLOOR PLANS
FP-8	FIRE PROTECTION 4TH FLOOR PLANS
FP-9	FIRE PROTECTION 5TH FLOOR PLANS
FP-10	FIRE PROTECTION 6TH FLOOR PLANS
FP-11	FIRE PROTECTION ROOF PLANS
FP-12	FIRE PROTECTION RISER DIAGRAM

PLUMBING DRAWINGS
P-1	PLUMBING LEGEND & SPECIFICATIONS
P-2	SUB-BASEMENT & BASEMENT FLOOR PLUMBING PLANS
P-3	BASEMENT MEZZANINE & 1ST FLOOR PLUMBING PLANS
P-4	2ND & 3RD FLOOR PLUMBING PLANS
P-5	4TH & 5TH FLOOR PLUMBING PLANS
P-6	6TH FLOOR & ROOF PLUMBING PLANS

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MECHANICAL DRAWINGS
	H-1	HVAC LEGEND & SPECIFICATIONS
	H-2	SUB-BASEMENT HVAC PLANS
	H-3	BASEMENT HVAC
	H-4	MEZZANINE HVAC PLANS
	H-5	1ST FLOOR HVAC PLANS
	H-6	2ND FLOOR HVAC PLANS
	H-7	3RD FLOOR HVAC PLANS
	H-8	4TH FLOOR HVAC PLANS
	H-9	5TH FLOOR HVAC PLANS
	H-10	6TH FLOOR HVAC PLANS
	H-11	ROOF HVAC PLANS
	H-12	HVAC ONE LINE DIAGRAM
	H-13	HVAC RISER DIAGRAM
1	H-14	HVAC PLAN DETAILS

ELECTRICAL DRAWINGS
	E-1	ELECTRICAL LEGENDS & SPECIFICATIONS
	E-2	ELECTRICAL SUB-BASEMENT POWER & LIGHTING PLANS
	E-3	ELECTRICAL BASEMENT POWER & LIGHTING PLANS
	E-4	ELECT. BASEMENT MEZZANINE POWER & LIGHTING PLANS
	E-5	ELECTRICAL 1ST FLOOR POWER & LIGHTING PLANS
	E-6	ELECTRICAL 2ND FLOOR POWER & LIGHTING PLANS
	E-7	ELECTRICAL 3RD FLOOR POWER & LIGHTING PLANS
	E-8	ELECTRICAL 4TH FLOOR POWER & LIGHTING PLANS
	E-9	ELECTRICAL 5TH FLOOR POWER & LIGHTING PLANS
	E-10	ELECTRICAL 6TH FLOOR POWER & LIGHTING PLANS
	E-11	ELECTRICAL ROOF POWER & LIGHTING PLANS
	E-12	ELECTRICAL SUB-BASEMENT & BASEMENT FIRE ALARM PLANS
	E-13	ELECT. BASEMENT MEZZANINE & 1ST FLR FIRE ALARM PLANS
	E-14	ELECTRICAL 2ND & 3RD FLOOR FIRE ALARM PLANS
	E-15	ELECTRICAL 4TH & 5TH FLOOR FIRE ALARM PLANS
	E-16	ELECTRICAL 6TH & ROOF FIRE ALARM PLANS
	E-17	ELECTRICAL FIRE ALARM RISER DIAGRAM
	E-18	ELECTRICAL ONE-LINE RISER DIAGRAM
	E-19	ELECTRICAL SCHEDULES & DETAILS
	E-20	ELECTRICAL GENERATOR DETAILS
	E-21	ELECTRICAL DETAILS
	E-22	ELECTRICAL PANEL SCHEDULES

[continued on following page]

19

Clarification to Base Building Work Plans and Specifications:

•	The Fire Escape Stairs on the exterior of the Building will be stabilized only. They will not be operable and the doors will not open to the fire escape. This will not be an exit.

•	The Building elevators will be 200 FPM Machine Roomless Elevators.

•	The base building will not provide Temp Unit Heaters in the Core & shell areas.

•	The Boiler room and boiler will be moved from roof to sub basement.

•

The locker room and showers currently shown on the Base Building Work Plans and Specifications on the basement level will not be built in the Base Building Work. The locker room and showers will be installed under the Allowance, at Tenant’s expense.

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Attachment 2

Schematic Plans

[see attached]

21

320 Summer Street
Boston, MA

T3 Advisors, LLC

Lincoln Property Company

Basement

Project
Date
Scale

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LogMeIn

320 Summer Street

Boston, MA

T3 Advisors, LLC

Lincoln Property Company

Mezzanine

Project

Date

Scale NTS

Spagnolo Gisness & Associates, Inc.

23

LogMeIn

320 Summer Street
Boston, MA

T3 Advisors, LLC

Lincoln Property Company

Floor 1

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LogMeIn

320 Summer Street
Boston, MA

T3 Advisors, LLC

Lincoln Property Company

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Floor 2

Project [illegible]
Date [illegible]
Scale [illegible]

Spagnolo Gisness & Associates, Inc.

25

LogMeIn

320 Summer Street
Boston, MA

T3 Advisors, LLC

Lincoln Property Company

Floor 3

Project: [illegible]
Date: [illegible]
Scale:

Spagnolo Gisness & Associates, Inc.

26

LogMeIn

320 Summer Street
Boston, MA

T3 Advisors, LLC

Lincoln Property Company

Floor 4

27

LogMeIn

320 Summer Street
Boston, MA

T3 Advisors, LLC

Lincoln Property Company

PROGRAM SUMMARY		
ROOM TYPE	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]

HEADCOUNT SUMMARY			
[illegible]	[illegible]	[illegible]	[illegible]

Floor 5

Project [illegible]
Date [illegible]
Scale

Spagnolo Gisness & Associates, Inc.

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LogMeIn

320 Summer Street

Boston, MA

T3 Advisors, LLC

Lincoln Property Company

Floor 6

Spagnolo Gisness & Associates, Inc.

29

EXHIBIT LOT

DESCRIPTION OF LOT

Those parcels of land (the “Parcels”) in the Fort Point Channel area of Boston, Massachusetts, known as:

312-320 Summer Street (Assessing Department of the City of Boston Parcel 060269000, as of the date of this Lease)

322-330 Summer Street, Boston, Massachusetts (Assessing Department of the City of Boston Parcel 0602689000, as of the date of this Lease)

The Parcels are more particularly described as follows:

All of Parcel 12 as shown on a plan entitled “Plan of Land Boston, Mass. South Boston District of the Boston Wharf Company,” prepared by Joseph Selwyn, Civil Engineer, dated June 1, 1963 and recorded with the Suffolk County Registry of Deeds in Book 7752, Page 166 (the “1963 Plan”). This Parcel 12 is the so-called Parcel 12 described in the Boston Wharf Deed, is known as 312-320 Summer Street, Boston, Massachusetts and 322-330 Summer Street, Boston, Massachusetts, contains about 18,420 square feet, and is bounded and described as follows:

Southwesterly by Summer Street, Two Hundred Fifty-One and 43/100 feet;

Northwesterly by “A” Street, Seventy and 55/100 feet;

Northeasterly by a private passageway of varying widths, about Two Hundred Fifty-One and 43/100 feet; and

Southeasterly by land now or late of Ralph Pill by a line running through the middle of a brick partition wall, about Seventy-Four and 26/100 feet.

Together with all right, title and interest in and to the brick partition wall and the flues referred to in the deed dated April 20, 1962 from Boston Wharf Company to Ralph Pill and recorded with the Suffolk County Registry of Deeds in Book 7640, Page 586. (Pertaining to 322-330 Summer Street, Boston, Massachusetts)

Together with all right, title and interest in and to the passageways referred to in the following deeds: (a) deed dated July 27, 1950 from The Boston Wharf Company to Wallace Yaffe and Isadore Waserman and recorded with the Suffolk County Registry of Deeds in Book 6624, Page 139; (b) deed dated April 20, 1962 from Boston Wharf Company to Ralph Pill and recorded with the Suffolk County Registry of Deeds in Book 7640, Page 586; (c) deed dated September 9, 1890 from the Boston Wharf Company to William Rotch and recorded with the Suffolk County Registry of Deeds in Book 1962, Page 566; and (d) deed dated August 29, 1962 from Boston Wharf Company to Boston Edison Company and recorded with the Suffolk County Registry of Deeds in Book 7676, Page 8. (Pertaining to 312-320 Summer Street and 322-330 Summer Street, Boston, Massachusetts)

1

EXHIBIT PROHIBITED USES

1.	flea market

2.	manufacturing or industrial purposes, including warehouse, storage or any assembling, manufacturing, distilling, refining, smelting, agricultural or mining operation

3.	swap shop or “outlet store” whose principal and primary purpose is selling merchandise that is used, damaged or discontinued

4.	discount store

5.	bowling alley

6.	arcade

7.	game room

8.	skating rink

9.	billiard room

10.	massage parlor (provided this restriction shall not apply to any spa, express massage or similar uses comparable to those operated in first class shopping centers)

11.	so-called adult book store

12.	establishment primarily intended for serving alcoholic beverages, such as a bar, tavern or pub, unless integrated within a restaurant use

13.	ballroom, dance hall, discotheque

14.	theater

15.	place of instruction, reading room or any operation catering primarily to students or trainees rather than to customers

16.	church, school or related religious or educational facility or religious reading room

17.	funeral parlors

18.	facility for the sale of paraphernalia for use with illicit drugs

19.	off-track betting parlor

20.	veterinary hospital or animal raising or boarding facilities

21.	selling or leasing new or used automobiles, trucks, trailers, or recreational vehicles

22.	any use that causes or permits (a) unusual or objectionable odor to be produced upon or to permeate in the Building, or (b) unreasonable disturbance of Building occupants by any excessive or unreasonably disturbing noise that can be heard beyond a tenants premises.

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EXHIBIT FUTURE SHAFT

[see attached]

1

BASEMENT FLOOR PLAN

tat | the architectural team

Consultant

Revisions

Architect of Record

XXX
NOT FOR CONSTRUCTION

Drawn: T.A.T.

Checked: T.A.T.

Scale: 1/8" = 1'-0"

Key Plan

Project Name
320 Summer Street

Boston, MA

Sheet Name
BASEMENT AND MEZZANINE FLOOR PLAN

Project Number
11029

Issue Date
February 21, 2012

Sheet Number
A1.01

2

EXHIBIT RULES

BUILDING RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed, encumbered, or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality type, design and color, and attached in a manner, approved by Landlord.

3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant or of the Building without the prior written consent of Landlord, except as expressly provided in the Lease.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the common halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the common halls, corridors, vestibules or other public parts of the Building.

6. The water fixtures, wash closets, and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

7. No tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant, except as permitted under the Lease. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as Landlord may direct. No tenant or occupant shall install any carpeting in the premises demised to such tenant or occupant except in manner approved by Landlord.

8. No vehicles or animals (except Seeing Eye dogs) of any kind shall be brought into, kept in, or about the premises demised to any tenant. Bicycles may be stored in racks, if any, furnished for such purpose by Landlord in a common area of the Property or in the Premises. No cooking (other than re-heating of food) shall be done or permitted in the Building by any tenant without the written approval of Landlord. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

9. Without the prior written consent of Landlord, no space in the Building shall be used for manufacturing, or for the sale of merchandise, goods or property of any kind at auction, except as otherwise permitted in the Lease.

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10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device; unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

11. Each tenant must return to Landlord all keys of stores, storage areas, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, upon the termination of its tenancy.

12. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight that violates any of the Building rules or the provisions of such tenant’s lease.

13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

14. Landlord shall have the right to prohibit any advertising by any tenant or occupant, which, in Landlord’s reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices and upon notice from Landlord, such tenant or occupant shall refrain from or discontinue such advertising.

15. Landlord reserves the right to exclude all unauthorized persons from the Building.

16. Before closing and leaving tenant’s demised premises at the end of each Business Day, each tenant shall close and lock all doors and windows.

17. No premises shall be used, or permit to be used, for lodging or sleeping, or for any immoral or illegal purpose.

18. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may reasonably require.

19. Canvassing, soliciting and peddling in the Building are prohibited.

20. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the reasonable satisfaction of Landlord, and shall employ such exterminators therefore as shall be reasonably approved by Landlord.

21. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific written approval of Landlord, not to be unreasonably withheld. If any such matter requires special handling, only a

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person holding a Master Rigger’s license shall be employed to perform such special handling. Whenever any passenger elevator is used for the transport of freight, protective padding furnished by Landlord shall be attached to the rear and side walls of said elevator during such use.

22. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the managing agent of the building.

23. The possession of any lighted cigarette, cigar, pipe or other smoking articles is prohibited throughout the Building and the sidewalks adjoining the Building.

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Lincoln Property Company

Contractor Rules and Regulations

320 Summer Street, Boston, MA

320 Summer Street maintains specific rules and regulations that apply to all contractors and vendors who perform work or provide services for our tenants or the building owner. Poor conduct will not be tolerated. Your conduct reflects on you and your company and can affect future opportunities at 320 Summer Street, Boston, MA.

You or your company may not perform any work or service in the building until the following mandatory requirements are met:

1.	A certificate of insurance for your company must be filed in the management office. This certificate must be current and must meet building insurance requirements for coverage and indemnification.

2.	All subcontractors must be approved by building management.

3.	Each worker, whether employed by your company or by a subcontractor, must possess a comprehensive understanding of building life safety procedures.

The following general rules apply to all contractors and/or subcontractors:

1.	No smoking is allowed anywhere in the building or on the loading dock.

2.	No food or coffee breaks are allowed in common areas of the building or in a tenant’s space. The only approved break areas are within construction areas (if unoccupied) or within a specific space designated by building management.

3.	Workers must avoid socializing on the job and/or congregating in public areas of the property.

4.	All workers are expected to behave professionally. Please remember the importance of your appearance and professionalism to our tenants and their visitors. You are expected to be friendly and polite to everyone in the building.

5.	All workers must speak and understand English.

The following serious offenses, when committed on the property, could result in an immediate dismissal:

1.	Core drilling, hammer drilling, or installing tackless carpet strips between 8:00 a.m. and 6:00 p.m. on weekdays.

2.	Working while intoxicated or under the influence of illegal drugs.

3.	Possession of illegal drugs or drug paraphernalia.

4.	Violation of any local, state or federal statutes.

5.	Possession of firearms, explosives or weapons.

6.	Physical or verbal abuse or harassment of any individual.

7.	Duplication of keys or illegal entrance into a restricted space.

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8.	Gambling.

9.	Intentional property destruction.

10.	Sleeping on the job.

11.	Behaving in a disorderly manner.

Because building management respects the dignity of each individual, we are committed to fairness when administering these rules. It is our expectation, however, that all individuals will readily observe these rules as they conduct their professional affairs.

Life Safety Procedures

1.	In the event of a medical emergency, workers should call 911 and then immediately notify building security at 617-123-4567.

2.	Building management (617-482-8900) must be notified of any injuries that occur on the property.

3.	Detailed life safety procedures are available from the management office upon request.

Life Safety Systems

1.	If there is a possibility that life safety equipment has been compromised, building management and/or building security must be notified immediately.

2.	A minimum of 18 inches of clearance must be maintained from each sprinkler head at all times.

3.	Contractor must maintain the proper equipment to manage water from any broken sprinkler pipes.

4.	Building fire alarm devices and final connections will be provided by J.M. Brown at contractor’s expense.

5.	Building management must be notified 48 hours in advance of any work that may cause dust or odors in the building. A fee will be charged for each time fire alarm devices are disabled and or sprinkler shutdown.

6.	Prior to any welding, soldering or metal cutting, contractors must present the management office with a fire permit and proof of fire watch. This work must be requested and approved by building management at least 48 hours in advance.

7.	All fire alarm wiring must be installed in conduit or in MC Cable.

8.	Subcontractors performing work on fire alarm or sprinkler systems must adhere to the procedures listed above.

General Requirements

1.	Prior to commencement of any work, the job foreman or General Contractor shall visit the site and familiarize themselves with the conditions under which the work is to be performed.

2.	Any questions or conflicts regarding drawings or specifications are to be directed to building management.

3.	Contractor shall perform all work in accordance with local, state and federal codes and regulations.

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4.	Contractor shall ensure that the construction site and adjoining areas including hallways and access ways are kept clean AT ALL TIMES and after final cleanup.

5.	Contractor shall be responsible for the repair of all damages caused by them or their subcontractors during the project.

6.	Contractors are not permitted to use any building maintenance equipment including vacuums, ladders, or supplies unless approved by building management.

7.	Utility sinks are to be cleaned daily if used. No construction waste, paint thinners, or other obstructing or hazardous materials are to be poured down the drain or left to clog the sinks.

8.	Areas that are not under construction but which are affected by construction, including lobbies and corridors, are to be protected from damage throughout the construction period. Floors and carpets are to be covered with protective material.

9.	Construction signs and/or barriers visible to tenants and guests of the building must be approved by building management prior to their installation.

10.	Building management reserves the right to have any individual or individuals removed at any time from the premises without cause.

11.	Contractor shall not permit the operation of any musical or sound-producing instruments, devices, or other equipment which may be heard outside the leased premises or the building, or which may emanate electrical waves which will impair radio or television reception from or in the building.

Access Procedures

1.	Workers may only enter and exit the building through the loading dock.

2.	Workers must leave a valid photo ID (a company badge with a photo ID or a driver’s license) with building security at the loading dock. They must sign in, retrieve and wear a building visitor badge, and upon exiting the building return the visitor badge in exchange for their ID and sign out.

3.	Workers will be allowed only on floors where construction is taking place. All work which requires entering other tenant areas or common areas will be coordinated with building management and will be done after regular business hours.

4.	Building management will be given the name and phone number of the job foreman. The foreman should be on-site during construction activity and during deliveries.

5.	The job foreman is responsible for filling out any necessary paper work for after hours and weekend access.

6.	Workers will use the restroom that is specified by building management. Restrooms are to be kept clean at all times.

7.	No property may be removed without a building property removal pass signed by building management. Random searches of bags, toolboxes, etc. may be conducted by building security.

8.	The loading dock is to be used for all deliveries. All persons parking at the loading dock must adhere to a 30-minute limit when making deliveries. Vehicles left unattended beyond the time limit are subject to towing at the vehicle owner’s expense. No storage of materials is allowed within the loading dock area.

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9.	Building management is not required to provide parking to any contractor or subcontractor.

10.	No access to the roof will be permitted without prior notification and approval by building management. Building personnel will escort any person needing access.

11.	All deliveries should be brought up to construction floors via the freight elevator. Any large moves or time consuming deliveries should be done prior to 6:00 a.m. or after 11:00 p.m., Monday through Friday, or any time during the weekends. These large moves must be coordinated, scheduled and reserved through building management at least 72 hours prior using a Building Service Request Form.

12.	The freight elevator and loading dock must be left clean after use. Any clean-up expenses incurred by the building will be back-charged to the contractor.

Building Trash Dumpsters

1.	No construction or demolition material of any kind is to be disposed of in building dumpsters.

2.	Contractors must notify management 48 hours in advance before using any product that could generate dust or odors that may migrate into the building’s HVAC system or adjacent spaces. Off hour restrictions may be required.

Core Drilling

1.	Core drilling is only allowed before 8:00 a.m. and after 6:00 p.m. (on weekdays).

2.	Contractor must post, on-site and in full view a notice to workers notifying them of the time restrictions relative to core and hammer drilling and tackless installation. Violations to these restrictions will not be tolerated.

3.	No core drilling will be permitted without the prior written consent of a structural engineer and building management.

4.	For all core drilling an X-ray will be required and all cores shall be given to building management.

Doors and Locks

1.	Building standard locksets are required on all doors within the tenant premises and no other lockset may be installed.

2.	All door lock sets and assorted keys removed during construction must be delivered to building management. All unused locks and hardware shall be returned to building management.

Carpets

1.	Carpets within the work area as well as the common corridors and lobbies must be maintained in a clean and undamaged condition at all times. Contractor shall be responsible for any damage and should report any preexisting conditions prior to the commencement of work.

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Building Permits and Certificates of Occupancy

1.	A copy of the building permit must be delivered to building management prior to the start of any construction project and the permit card must be posted on the construction site and in full view at all times.

2.	A copy of the fully executed building permit, showing all final inspection sign-offs must be delivered to building management prior to receipt of the certificate of occupancy.

3.	A copy of the certificate of occupancy must be delivered to building management as soon as it is issued. Building management may elect to withhold contractor’s retainage until proof of issuance has been received.

Miscellaneous

1.	Friable asbestos-containing flooring paper exists between the finished hardwood floor and the subfloor. This asbestos flooring paper must be removed by a licensed asbestos removal contractor retained by Tenant prior to its disturbance in accordance with all applicable laws and regulations. The removal must take place within a work area containment area that will be installed and attached to the area of the floor (at each area where the floor is to be removed or cored through) both above and below the floor, so that the asbestos will remain in the contained area while the floor is opened and the asbestos is removed. Remaining edges of the floor paper that will remain in place will be sealed with an encapsulant and enclosed. Each area must be inspected to verify no remaining debris and a final air clearance test performed. Such work shall otherwise be performed in accordance with the Building operations and maintenance plan for asbestos containing materials.

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The OSHA Lead-in-Construction Standard 29 CFR 1926.62 applies to all construction work where an employee may be occupationally exposed to lead. Tenants arranging for contractors to perform work in their lease space should be aware that lead containing paint (defined as XRF results of less than 1.0 mg/cm2) may exist on some surfaces. However, lead-based paint, (defined as XRF results of 1.0 mg/cm2 or greater) shall have been removed from accessible surfaces in the lease spaces prior to the Commencement Date.

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Hot Work Protocol

for

Construction Renovation or Building Repairs

Definition:

Hot work is any work activity that generates a flame, heat or sparks such as soldering, brazing, welding, or torch cutting and grinding.

Before any hot work shall commence the following Fire Safety Precautions must be taken:

1.	Notification

Notify building management 72 hours in advance, in writing, of location and purpose of planned hot work in the facility. Any heavy hot work such as structural work or defined space welding shall take place after normal business hours. Refer to the building rules and regulations for the defined normal business hours.

2.	Permit

Provide building management with a copy of the hot work permit from the local authority.

3.	Sprinkler and Fire Alarm System Impairment

The sprinkler system in the area of the hot work shall not be impaired during the hot work time period. The fire alarm system may only be impaired or zoned out in the area of the hot work with express permission of the local authority.

4.	Fire Watch

A designated person from the local fire department authority shall be present during all hot work. The person performing the fire watch shall be completely informed of the work to be undertaken and be in radio or telecommunications contact with the local fire station.

5.	Hot Work Area Condition & Preparation

Floors are to be swept clean. Any accumulations of dust shall be removed. Combustible materials shall be removed from the area of hot work. The hot work area shall be properly ventilated. Hot work is not to be conducted in the presence of flammable gases, vapors, liquids or dusts. If hot work is to be performed in a confined area atmospheric testing shall be performed prior to and during the hot work procedure to ensure the work site atmosphere is below the lower explosive limit.

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6.	Person(s) Conducting Hot Work

The person conducting hot work shall be certified and fully trained and competent in use of the equipment and wear the appropriate personal protective equipment.

7.	Fire Fighting Equipment & Site Preparation

Fire extinguishers shall be present and within reach during all hot work. The person conducting hot work and fire watch personnel shall be informed of the location and have access to all fire hose cabinets and fire fighting equipment. Shields are to be erected where electric welding is to take place to prevent ultra-violet light exposure to others in the area. Floor or wall openings located 10 feet or less from the work site are to be covered to prevent hot sparks from entering walls or shafts falling to floors below. Additional fire watch personnel may be required for the fire watch in adjoining areas above or below the work site as determined by the local authority.

8.	Fire Watch Standby

Fire watch personnel shall remain on site 20 minutes after hot work has been completed. Notification shall be sent to the local authorities after hot work is completed. Fire alarm system point zoning shall be restored to active condition after work area is ventilated.

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LINCOLN PROPERTY COMPANY

Hot Work Protocol

Check List

9.	Contractor Compliance

Contractor is in compliance with LPC protocol?

10.	Type of Hot Work

Welding, cutting, grinding-soldering and structural

11.	Location of Hot Work

12.	Date and Time to be Performed

13.	Permit Provided to LPC

14.	Certificate of Insurance for all Contractors and Subcontractors presented to building management

15.	Is Fire Watch Required by Local Authority?

16.	Fire Protection Sprinklers not Impaired?

17.	Fire Alarm System to be Temporarily zoned out in Work Area

18.	Work Area Free of Combustible Equipment

19.	Work Area Properly Ventilated Prior to and During Hot Work

20.	All floor and wall openings covered and protected to prevent sparks and slag from traveling to other unprotected shafts and voids to the floor below

21.	Portable fire extinguisher onsite and fully charged

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22.	Person(s) onsite performing hot work are qualified and have proper protective clothing and face shields

23.	Person conducting fire watch from local authority is on site and is in telecommunication contact with fire chief on duty

Other Precautions:

Form Submitted To:

Date:

Approve/Disapprove:

Date Returned:

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EXHIBIT MULTI-TENANT SIGNAGE

MULTI-TENANT SIGNAGE AREAS

[see attached]

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EXHIBIT EXISTING CONDITIONS

(1) Those matters disclosed in that certain ASTM Phase I Environmental Site Assessment for 316-322 Summer Street, Boston, Massachusetts, prepared by Haley & Aldrich, and dated December 2007 (H&A File # 34994-000), as affected by the Landlord’s implementation of the Base Building Work.

(2) Friable asbestos-containing flooring paper exists between the finished hardwood floor and the subfloor and will be left in place in accordance with the Building operations and maintenance plan for asbestos containing materials.

(3) Lead containing paint (defined as XRF results of less than 1.0 mg/cm2) may exist on some surfaces.

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EXHIBIT LANDLORD SERVICES

VII.	HVAC: Landlord shall provide heat, ventilation, and air conditioning to the Premises and appropriate Building common areas on Business Hours and on Business days in accordance with the following specifications:

1.	Performance Criteria:

Equipment shall be designed and constructed to maintain the following indoor conditions at the given outdoor conditions:

Summer

Outdoor	Indoor (Maximum)
88F dry bulb	75F dry bulb
74F wet bulb	62F wet bulb (50% rh)

Winter

Outdoor	Indoor (Minimum)
7F dry bulb	72F dry bulb

Outside air shall be provided as follows: 0.06 CFM per square foot, plus 5 CFM per person (designed to accommodate a density of 150 square feet per person).

2.	Air Conditioning Loads:

For tenant areas, the computations shall be based on a maximum sustained peak loading condition of one (1) person per one hundred fifty (150) usable square feet and a combined lighting and power load of 5 watts per usable square foot.

VIII.	Elevator: Landlord shall provide elevator service in the Building via at least one cab in the existing elevator bank at all times during the Term.

IX.	Electricity: Landlord shall provide Building electrical distribution facilities sufficient to handle electricity for customary office equipment in the Premises, but in all events not less than a connected electrical load on average of 5.0 watts per rentable square foot of the Premises for use by Tenant exclusive of standard lighting and HVAC.

X.	Life Safety: Landlord shall provide and maintain a life safety system in the building that complies with all local, state and federal codes, regulations at the time of occupancy.

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XI.	Cleaning: Landlord shall provide cleaning services in accordance with the following specifications:

(A)	NIGHTLY - OFFICE AREAS

(i)	Empty wastebaskets and replace plastic liners as needed.

(ii)	Dust furniture and fixtures, office equipment, ledges, windowsills, telephones and bookshelves.

(iii)	Spot clean walls around doorframes and light switches. Clean and sanitize drinking fountains. Damp wipe (unobstructed) desk and tabletops.

(iv)	Vacuum carpeting.

(v)	Spot clean carpeting.

(vi)	Dry mop composition floors using chemically treated mops.

(vii)	Spot clean composition floors.

(viii)	Vacuum or sweep and dust stairways.

(B)	NIGHTLY - LOBBY AND ELEVATORS

(i)	Damp wipe elevator doors (inside and out), elevator walls and button panels.

(ii)	Dust elevator doors and walls.

(iii)	Clean elevator tracks.

(iv)	Vacuum elevator rugs.

(v)	Wash entrance door glass.

(C)	NIGHTLY - TENANT’S KITCHEN

(i)	Wash tabletops in kitchen.

(ii)	Wipe down chairs, refrigerator, sink, microwave and dishwasher in kitchen.

(D)	NIGHTLY - COMPUTER ROOM, COMPUTERS AND OTHER EQUIPMENT

(i)	Take special care in cleaning these items and this area. Clean equipment only with tenant prior approval.

(E)	NIGHTLY - LAVATORIES

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(i)	Wash and disinfect sinks, commodes and urinals. Wash and polish mirrors and bright work. Empty trash receptacles and remove trash. Dust partitions, dispensers and receptacles.

(ii)	Replenish toilet tissue, paper towels and hand soap dispensers (supplies to be furnished by Landlord).

(iii)	Sweep, wash and disinfect floors.

(iv)	Wash and polish all marble.

(F)	WEEKLY

(i)	Dust bottom of chairs, typewriter tables, baseboards, open shelves, etc.

(ii)	Remove fingerprints and smudges from doors, doorframes, switch plates and partitions.

(iii)	Wash composition floors.

(iv)	Spray buff composition floors.

(v)	Wash chairs.

(G)	MONTHLY

(i)	Dust walls and venetian blinds.

(ii)	Wash composition floors and baseboard.

(H)	QUARTERLY

(i)	Dust ceiling diffusers.

(ii)	Machine strip and refinish composition floors.

(I)	WINDOW CLEANING

(i)	Wash and clean interior and exterior of windows including all metal mullions and sashes, which shall be wiped clean during the window cleaning operation once every six months.

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EXHIBIT SNDA

FORM OF SNDA

WHEN RECORDED MAIL TO

SPACE ABOVE THIS LINE FOR RECORDER’S USE

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereafter referred to as “Agreement”) made as of                     , by and between                     , a                    , having an address at c/o                     , as Administrative Agent for certain lenders (in such capacity, the “Lender”),                     , a                     , having an address of                      (“Tenant”) and                     , a                     , having an address at c/o                      (“Landlord”).

The Lender is the Administrative Agent for certain lenders who have made a loan to Landlord in the maximum principal amount of $         (the “Loan”) in accordance with the terms of that certain Construction Loan Agreement dated as of                     , by and among Landlord, Lender, as administration agent, and the lenders from time to time thereunder (as the same may hereafter be amended, reinstated, extended, supplemented or otherwise modified from time to time, “Loan Agreement”),

Pursuant to the Loan Agreement, the Lender is the holder of a certain mortgage and security agreement (as the same may be amended, extended, supplemented or otherwise modified or restated from time to time, the “Security Instrument”) granted by Landlord to Lender and recorded with the Suffolk County Registry of Deeds at Book         , Page        , which constitutes a first lien against the real property described on Schedule A attached hereto and the improvements thereon or to be constructed thereon (the “Property”).

Tenant has entered into a lease with Landlord dated as of                      (the “Lease”) covering a portion of the Property (the “Premises”),

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For mutual consideration, including relying on the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, Lender and Tenant agree as follows:

1. Subordination of Lease. The Lease is and shall be subject and subordinate to the Security Instrument and to all present and future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal amount and other sums secured thereby and interest thereon.

2. Attornment. Tenant will attorn to and recognize: (i) Lender, whether as mortgagee in possession or otherwise; or (ii) any purchaser at a foreclosure sale under the Security Instrument; or (iii) any transferee that acquires possession of or title to the Property (whether by acceptance of a deed in lieu of foreclosure or otherwise); or (iv) any successors and assigns of such purchasers and/or transferees (each of the foregoing persons or entities described in clauses (i) through (iv) above, a “Successor”), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the terms and conditions set forth in the Lease, and Tenant shall pay and perform in favor of Successor all of the obligations of tenant under the Lease as if Successor were the original landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments by any party hereto; provided, however, that Tenant will, upon request by Lender or any Successor, execute a reasonable written agreement attorning to Lender or such Successor, which agreement shall, in any event, be consistent with and subject to the terms and provisions of this Agreement and not adverse to the rights of Tenant under this Agreement. If requested by Lender or any Successor, Tenant shall execute a new lease with Lender or such Successor, for a term equal to the remaining term of the Lease and otherwise containing the same provisions and covenants of the Lease.

3. Non-Disturbance. So long as no Default of Tenant (as defined in the Lease) shall have occurred and be continuing, the Lease shall continue in full force and effect, Tenant shall not be evicted, Lender and any Successor will not disturb Tenant’s use, possession and enjoyment of the Premises, and Tenant’s rights under the Lease shall not be impaired (except as expressly provided in this Agreement) in any foreclosure action, sale under a power of sale, transfer in lieu of the foregoing, or the exercise of any other remedy pursuant to the Security Instrument.

4. Assignment of Leases. Tenant acknowledges that it has been advised that Landlord has assigned the Lease and the rents thereunder to Lender pursuant to a certain Assignment of Leases and Rents from Landlord to Lender (the “Assignment”). Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in the Assignment, and, on account of the Assignment, Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of the Assignment or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing. The foregoing agreement by Tenant shall not adversely affect any rights of Tenant under the Lease with respect to the Landlord in the event of nonperformance by Landlord. Tenant agrees that if Lender, pursuant to the Assignment of Leases and Rents, and whether or not it becomes a mortgagee in possession, shall give written notice to Tenant that Lender has elected to require Tenant to pay to Lender the rent and other charges payable by Tenant under the Lease, Tenant shall, until Lender shall have canceled such election, thereafter pay to Lender all rent and other sums payable under the Lease and such payments to Lender shall be treated as payments made under the Lease. Any such payment shall be made notwithstanding any right of setoff, defense or counterclaim which Tenant may have

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against Landlord, or any right to terminate the Lease (except to the extent that any such setoff, defense, counterclaim or termination right is expressly set forth in the Lease; Tenant hereby agreeing to provide Lender with contemporaneous copies of any notice that is a condition precedent to such setoff, defense, counterclaim or termination right under the Lease contemporaneously with the giving of such notices to Landlord).

5. Limitation of Liability. In the event that Lender or any other Successor succeeds to the interest of Landlord under the Lease, or title to the Property, then the Lease shall continue in full force and effect, and Lender or any such Successor shall assume and be bound by the obligations of the landlord under the Lease which accrue from and after such party’s succession to any prior landlord’s interest in the Premises, but neither Lender nor such Successor shall be: (i) liable in any way to Tenant for any act or omission, neglect or default on the part of any prior landlord under the Lease; provided, that, nothing in this clause (i) being deemed to relieve Lender or any Successor of its continuing obligations as landlord under the Lease with respect to the period from and after the date of such succession, (ii) responsible for any monies (including security deposits) owing by or on deposit with (or any letter of credit on deposit with) Landlord to the credit of Tenant (except to the extent any such deposit or letter of credit is actually received by Lender or such Successor, as applicable), (iii) subject to any defense, counterclaim or setoff which theretofore accrued to Tenant against any prior landlord except with respect to any defense, counterclaim or setoff expressly set forth in the Lease, (iv) bound by any termination, amendment or modification of the Lease after the date hereof (unless Lender expressly approved in writing such termination, amendment or modification of the Lease, except that Lender or any Successor agrees to be bound by and subject to any termination of the Lease after the date hereof as a result of Tenant exercising Tenant’s termination rights under Article XII, Article XIII, and EXHIBIT WORK LETTER of the Lease), (v) bound by any previous prepayment of rent for more than one (1) month, which was not approved in writing by Lender, (vi) required after a fire, casualty or condemnation of the Property or Premises to repair or rebuild the same to the extent that such repair or rebuilding requires funds in excess of the insurance or condemnation proceeds specifically allocable to the Premises and arising out of such fire, casualty or condemnation which have actually been received by Lender (less any insurance copayment or deductible), and then only to the extent required by the terms of the Lease, (vii) be liable for or incur any obligation with respect to any representations or warranties made by Landlord under the Lease (provided that nothing in this sentence shall be deemed to prevent Tenant from exercising its rights and remedies under Section 14.2 of the Lease to remedy any default by landlord under the representation set forth in Section 5.7 of the Lease), or (viii) liable beyond Lender’s or such Successor’s, as applicable, interest in the Property.

Furthermore, notwithstanding anything to the contrary contained in this Agreement or in the Lease, neither Lender nor any Successor shall have any obligation to undertake or complete any of the Landlord’s Work (as defined in the Lease) or advance any portion of the Allowance (as defined in the Lease) after it succeeds to the interest of Landlord under the Lease or title to the Property (collectively, the “Landlord Work Obligations”).

Notwithstanding the foregoing, in the event that Lender or any Successor succeeds to the interest of Landlord under the Lease, or title to the Property prior to the completion of the Landlord Work Obligations, then Lender or Successor (as applicable) shall have thirty (30) days following notice to Tenant by Lender or Successor of such acquisition to send written notice to

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Tenant stating whether or not Lender or such Successor intends to be bound to perform work remaining to be done as part of the Landlord Work Obligations under the Lease and agrees to advance the Allowance. If in such notice Lender or such Successor states that Lender or such Successor intends to be so bound, then such provisions of the Lease shall be binding on the Lender or such Successor (as applicable). If Lender or Successor (as applicable) states that it does not intend to be so bound or fails to timely provide notice to Tenant within such thirty (30) day period, then Tenant shall have the right, by giving a Succession Election Notice to the Lender or Successor (as applicable) within sixty (60) days following notice of such acquisition, to either (X) terminate the Lease, or (Y) continue the Lease, and complete the Landlord’s Work itself at its expense and otherwise in accordance with the terms of the Lease and (to the extent the Allowance is not disbursed by the Lender or Successor (as applicable)) reduce the Rent by the amount of the unadvanced Allowance and/or the actual out of pocket third party costs incurred by Tenant to complete the Landlord’s Work; provided, however, that the Lender or Successor (as applicable) can render any Succession Election Notice null and void and of no force and effect if, within thirty (30) days after the giving of such Succession Election Notice, the Lender or Successor (as applicable) agrees to be bound by the applicable provisions of the Lease. Tenant’s failure to give a Succession Election Notice in the time period required above shall be deemed to be an election pursuant to the clause (Y) of the immediately preceding sentence.

Tenant agrees that any person or entity which at any time hereafter becomes the landlord under the Lease, including without limitation, Lender or any Successor, shall be liable only for the performance of the obligations of the landlord under the Lease that arise during the period of Lender’s or such Successor’s ownership of the Premises; provided, however, that nothing herein shall derogate any obligation of Landlord under the Lease to maintain, repair, or restore pursuant to the Lease’s provisions from and after the date that Lender or Successor succeeds to Landlord’s interests. Tenant further agrees that any liability of Lender or any Successor under the Lease shall be limited to the interest of Lender or such Successor in the Property and in the rents, proceeds and profits therefrom.

6. Right to Cure Defaults. Tenant agrees to give notice to Lender of any default by Landlord under the Lease at the time Tenant gives such notice to Landlord, specifying the nature of such default, and thereupon Lender shall have the right (but not the obligation) to cure such default, and Tenant shall not exercise its remedies under the Lease until it has afforded Lender thirty (30) days after Lender’s receipt (or refusal of receipt) of such notice to cure such default (or such shorter period, if any, as may be feasible in case of an emergency threatening life or property) and a reasonable period of time in addition thereto (i) if the circumstances are such that said default cannot reasonably be cured within said thirty (30) day period and Lender has commenced and is diligently pursuing such cure or resolution including causing the Landlord to cure such default (but in any event not exceed 180 days in the aggregate on account of the operation of this clause (i)) and (ii) with respect to defaults for which Tenant has the right to terminate the Lease, the foregoing time periods shall be tolled for an unlimited period during any litigation or enforcement action or proceeding, including a foreclosure, bankruptcy, reorganization, possessory action or a combination thereof, in each case to facilitate Lender’s ability to effect such cure. It is specifically agreed that Tenant shall not require Lender to cure any bankruptcy, insolvency or reorganization default on the part of landlord. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord.

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7. Tenant’s Agreements. Tenant hereby covenants and agrees that: (i) Tenant shall not pay any rent under the Lease more than one month in advance except as expressly required in the Lease with respect to security deposits, operating expenses, taxes and the like; (ii) Tenant shall have no right to appear in any foreclosure action under the Security Instrument; (iii) Tenant shall not amend or modify the Lease, and Tenant shall have no right to cancel or terminate the Lease, without Lender’s prior written consent, except as expressly provided in Section(s)          of the Lease [to be filled in at the time of execution], and any attempted amendment, modification, cancellation or termination of the Lease in violation of the foregoing shall be of no force or effect as to Lender; (iv) Tenant shall not subordinate the Lease to any lien or encumbrance (other than the Security Instrument) without Lender’s prior written consent; (v) Tenant shall promptly (or within the applicable period of time provided for in the Lease) deliver to Lender, from time to time, a written estoppel statement in the form, and with the certifications, required by the Lease; (vi) except as expressly set forth in Article XVIII of the Lease, Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Property, or any portion thereof or any interest therein, and to the extent that Tenant has, has had, or hereafter acquires any such right or option, other than as set forth in Article XVIII, the same is hereby acknowledged to be subject and subordinate to the Security Instrument and is hereby waived and released as against Lender, and (vii) this Agreement satisfies any requirement in the Lease relating to the granting of a non-disturbance agreement.

8. Authority. Tenant warrants and represents that Tenant has duly executed and delivered this Agreement and that the execution, delivery and performance by Tenant of this Agreement (i) are within the powers of Tenant, (ii) have been duly authorized by all requisite action, (iii) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Tenant is a party or by which it or any of its property is bound. Lender warrants and represents that Lender has duly executed and delivered this Agreement and that the execution, delivery and performance by Lender of this Agreement (i) are within the powers of Lender, (ii) have been duly authorized by all requisite action, (iii) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Lender is a party or by which it or any of its property is bound.

9. Miscellaneous.

9.1 The provisions hereof shall be binding upon and inure to the benefit of Tenant and Lender and their respective successors and assigns;

9.2 The term “Lender” as used herein includes any successor or assign of the named Lender herein, including, without limitation, any co-lender, and their successors and assigns, and the terms “Tenant” and “Landlord” as used herein include any successor and assign of the named Tenant and Landlord herein, respectively; provided, however, that such reference to Tenant’s or Landlord’s successors and assigns shall not be construed as Lender’s consent to any assignment or other transfer by Landlord in any instance where Lender’s consent to such assignment or transfer is required hereunder, under the Security Instrument or under any other document executed in connection therewith.

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9.3 Any demands or requests shall be sufficiently given Tenant if in writing and mailed or delivered by United States certified mail, return receipt requested, postage prepaid, or if sent by prepaid Federal Express or other similar overnight delivery service which provides a receipt, to the addresses of Tenant as set forth in the Lease with required copies to (a)                     , and (b)                     , or such other address or addresses as Tenant may specify in writing to Lender from time to time and to Lender if in writing and mailed or delivered by United States certified mail, return receipt requested, postage prepaid, or if sent by prepaid Federal Express or other similar overnight delivery service which provides a receipt to Lender at its address shown above, with required copies to (a)                     , and (b)                     , or such other address as Lender may specify in writing from time to time;

9.4 This Agreement may not be changed, terminated, amended, supplemented, waived or modified orally or in any manner other than by an instrument in writing signed by the parties hereto.

9.5 The captions or headings at the beginning of each paragraph hereof are for the convenience of the parties and are not part of this Agreement;

9.6 This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts;

9.7 This Agreement represents the final agreement between the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties with respect to the subject matter hereof.

9.8 If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.

9.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

[no further text on this page]

6

IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument as of the day and year first above written.

TENANT

By:
	Name (Print)	,
Title:

THE COMMONWEALTH OF MASSACHUSETTS

County of                      SS.

On this          day of             , 20    , before me, the undersigned notary public, personally appeared                      proved to me through satisfactory evidence of identification which was                      to be the person whose name is signed on the preceding or attached document and acknowledged to me that he signed it voluntarily for its stated purpose in his representative capacity for                     .

Notary Public
My Commission Expires:

[Seal]

7

LENDER

By:
	Name (Print)	,
Title:

STATE OF	)
	)	SS
COUNTY OF	)

I,                     , a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that                     , personally known to me to be the                      of [                    ], a [                    ], the general partner of [                    ], and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such                      he/she signed and delivered such instrument as his/her free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

Given under my hand and official seal this          day of             , 20    .

Notary Public

My Commission Expires:

8

Acknowledged and

Agreed as to Paragraphs 4 and 6:

Landlord:

,
a

By:
	Name (Print)	,
Title:

THE COMMONWEALTH OF MASSACHUSETTS

County of                      SS.

On this          day of             , 20    , before me, the undersigned notary public, personally appeared                      proved to me through satisfactory evidence of identification which was                     to be the person whose name is signed on the preceding or attached document and acknowledged to me that he signed it voluntarily for its stated purpose in his representative capacity for                     , a                     .

Notary Public
My Commission Expires:

[Seal]

9

Schedule A

(the Property)

[see attached]

10

EXHIBIT HTC NDA

FORM OF HTC NDA

WHEN RECORDED MAIL TO

SPACE ABOVE THIS LINE FOR RECORDER’S USE

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereafter referred to as “Agreement”) made as of                     , by and between                     , a                     , having an address at c/o                      (the “Ground Lessor”),                     , a                     , having an address of                      (“Tenant”) and                     , a                     , having an address at c/o                      (“Master Tenant”).

The Ground Lessor and Master Tenant are parties to that certain [Ground Lease] dated as of                      (as the same may hereafter be amended, reinstated, extended, supplemented or otherwise modified from time to time, “Ground Lease”), notice of which is recorded at                      in the Suffolk County Registry of Deeds at Book          and Page        , which Ground Lease affects the real property described on Schedule A attached hereto and the improvements thereon or to be constructed thereon (the “Property”).

Tenant has entered into a lease with Master Tenant dated as of                      (the “Lease”) covering a portion of the Property (the “Premises”),

For mutual consideration, including relying on the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, Ground Lessor and Tenant agree as follows:

1. Attornment. Upon the termination or earlier expiration of the Ground Lease, Tenant will attorn to and recognize: (i) Ground Lessor as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the terms and conditions set forth in the Lease, and Tenant shall pay and perform in favor of Ground Lessor all of the obligations of tenant under the Lease as if Ground Lessor were the original landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments by any party hereto; provided, however, that Tenant will, upon request by Ground Lessor, execute a reasonable written agreement attorning to Ground Lessor, which agreement shall, in

1

any event, be consistent with and subject to the terms and provisions of this Agreement, and not adverse to the rights of Tenant under this Agreement. If requested by Ground Lessor, Tenant shall execute a new lease with Ground Lessor, for a term equal to the remaining term of the Lease and otherwise containing the same provisions and covenants of the Lease.

2. Non-Disturbance. So long as no Default of Tenant (as defined in the Lease) shall have occurred and be continuing, the Lease shall continue in full force and effect, Tenant shall not be evicted, Ground Lessor will not disturb Tenant’s use, possession and enjoyment of the Premises, and Tenant’s rights under the Lease shall not be impaired in any action to terminate the Ground Lease or otherwise recover possession of the Property pursuant to the Ground Lease.

3. Right to Cure Defaults. Tenant agrees to give notice to Ground Lessor of any default by Master Tenant under the Lease at the time Tenant gives such notice to Master Tenant, specifying the nature of such default, and thereupon Ground Lessor shall have the right (but not the obligation) to cure such default. Tenant shall accept performance by Ground Lessor of any term, covenant, condition or agreement to be performed by Master Tenant under the Lease with the same force and effect as though performed by Master Tenant.

4. Tenant’s Agreements. Tenant hereby covenants and agrees that: (i) Tenant shall not pay any rent under the Lease more than one month in advance except as expressly required in the Lease with respect to security deposits, operating expenses, taxes and the like; (ii) Tenant shall have no right to appear in any summary process or enforcement action under the Ground Lease; (iii) Tenant shall not amend or modify the Lease, and Tenant shall have no right to cancel or terminate the Lease, without Ground Lessor’s prior written consent, except as expressly provided in the Lease, and any attempted amendment, modification, cancellation or termination of the Lease in violation of the foregoing shall be of no force or effect as to Ground Lessor; (iv) Tenant shall promptly (or within the applicable period of time provided for in the Lease) deliver to Ground Lessor, from time to time, a written estoppel statement in the form, and with the certifications, required by the Lease, and (v) this Agreement satisfies any requirement in the Lease relating to the granting of a non-disturbance agreement with respect to the Ground Lease.

5. Authority. Tenant warrants and represents that Tenant has duly executed and delivered this Agreement and that the execution, delivery and performance by Tenant of this Agreement (i) are within the powers of Tenant, (ii) have been duly authorized by all requisite action, (iii) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Tenant is a party or by which it or any of its property is bound. Ground Lessor warrants and represents that Ground Lessor has duly executed and delivered this Agreement and that the execution, delivery and performance by Ground Lessor of this Agreement (i) are within the powers of Ground Lessor, (ii) have been duly authorized by all requisite action, (iii) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Ground Lessor is a party or by which it or any of its property is bound.

6. Miscellaneous.

6.1 The provisions hereof shall be binding upon and inure to the benefit of Tenant and Ground Lessor and their respective successors and assigns;

2

6.2 The term “Ground Lessor” as used herein includes any successor or assign of the named Ground Lessor herein, and the terms “Tenant” and “Master Tenant” as used herein include any successor and assign of the named Tenant and Master Tenant herein, respectively; provided, however, that such reference to Tenant’s or Master Tenant’s successors and assigns shall not be construed as Ground Lessor’s consent to any assignment or other transfer by Master Tenant in any instance where Ground Lessor’s consent to such assignment or transfer is required hereunder, under the Ground Lease or under any other document executed in connection therewith.

6.3 Any demands or requests shall be sufficiently given Tenant if in writing and mailed or delivered by United States certified mail, return receipt requested, postage prepaid, or if sent by prepaid Federal Express or other similar overnight delivery service which provides a receipt, to the addresses of Tenant as set forth in the Lease with required copies to (a)                     , and (b)                     , or such other address or addresses as Tenant may specify in writing to Ground Lessor from time to time and to Ground Lessor if in writing and mailed or delivered by United States certified mail, return receipt requested, postage prepaid, or if sent by prepaid Federal Express or other similar overnight delivery service which provides a receipt to Ground Lessor at its address shown above, with required copies to (a)                     , and (b)                     , or such other address as Ground Lessor may specify in writing from time to time;

6.4 This Agreement may not be changed, terminated, amended, supplemented, waived or modified orally or in any manner other than by an instrument in writing signed by the parties hereto.

6.5 The captions or headings at the beginning of each paragraph hereof are for the convenience of the parties and are not part of this Agreement;

6.6 This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts;

6.7 This Agreement represents the final agreement between the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties with respect to the subject matter hereof.

6.8 If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.

6.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

[no further text on this page]

3

IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument as of the day and year first above written.

TENANT

By:
	Name (Print)	,
Title:

THE COMMONWEALTH OF MASSACHUSETTS

County of                      SS.

On this          day of             , 20    , before me, the undersigned notary public, personally appeared                      proved to me through satisfactory evidence of identification which was                      to be the person whose name is signed on the preceding or attached document and acknowledged to me that he signed it voluntarily for its stated purpose in his representative capacity for                     .

Notary Public
My Commission Expires:

[Seal]

4

GROUND LESSOR

By:
	Name (Print)	,
Title:

STATE OF	)
	)	SS
COUNTY OF	)

I,                     , a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that                     , personally known to me to be the                      of [                    ], a [                    ], the general partner of [                    ], and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such                      he/she signed and delivered such instrument as his/her free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

Given under my hand and official seal this          day of             , 20    .

Notary Public

My Commission Expires:

5

Schedule A

(the Property)

[see attached]

6

EXHIBIT L/C

STANDBY L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATE:                     , 2012

BENEFICIARY:

LINCOLN SUMMER STREET VENTURE, LLC

C/O ASB CAPITAL MANAGEMENT, LLC

7501 WISCONSIN AVENUE, SUITE 1300W

BETHESDA, MD 20814

AND

C/O LINCOLN PROPERTY COMPANY

225 FRANKLIN STREET, 23RD FLOOR

BOSTON, MA 02110

APPLICANT:

LOGMEIN INC

500 UNICORN PARK DRIVE

WOBURN MA 01801

AMOUNT: US$3,309,182.00 (U.S. DOLLARS THREE MILLION THREE HUNDRED NINE THOUSAND ONE HUNDRED EIGHTY TWO EXACTLY)

EXPIRATION DATE:                      [ONE YEAR FROM ISSUE DATE OF THE L/C]

LOCATION: SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH THIS IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF                      IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, SUBJECT TO THE PROVISIONS BELOW REGARDING PRESENTATION BY FACSIMILE ALONE.

2.	A DATED CERTIFICATION FROM THE BENEFICIARY PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OR AN AGENT OF BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING EITHER OF THE FOLLOWING:

(A) “BENEFICIARY IS ENTITLED TO DRAW UPON THIS LETTER OF CREDIT, PURSUANT TO THE TERMS OF THAT CERTAIN LEASE DATED                     , 2012, [INSERT THE DATE] BETWEEN LINCOLN SUMMER STREET VENTURE, LLC, AS LANDLORD, AND LOGMEIN INC, AS TENANT, FOR PREMISES IN THE BUILDING LOCATED AT 320 SUMMER STREET, BOSTON, MASSACHUSETTS (THE “LEASE”), OR ANY OTHER WRITTEN AGREEMENT BETWEEN APPLICANT AND BENEFICIARY. BENEFICIARY HEREBY MAKES DEMAND FOR THE PAYMENT OF                      [INSERT AMOUNT IN NUMERALS AND WORD].”

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)

DATE:

OR

(B) “BENEFICIARY HEREBY CERTIFIES THAT IT HAS RECEIVED NOTICE FROM SILICON VALLEY BANK THAT THE LETTER OF CREDIT NO. SVBSF                      WILL NOT BE RENEWED, AND THAT IT HAS NOT RECEIVED A REPLACEMENT LETTER OF CREDIT IN ACCORDANCE WITH THE LEASE MENTIONED IN THE LETTER OF CREDIT AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

UPON PRESENTATION OF THIS LETTER OF CREDIT ACCOMPANIED BY SUCH STATEMENT, WE SHALL ACCEPT SUCH STATEMENT AS CONCLUSIVE, BINDING AND CORRECT, WITHOUT HAVING TO INVESTIGATE OR

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)

DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATE:                 , 2012

BEING RESPONSIBLE FOR TE ACCURACY, TRUTHFULNESS, CORRECTNESS OR VALIDITY THEREOF AND NOTWITHSTANDING THE CLAIM OF ANY PERSON TO THE CONTRARY, AND WE SHALL NOT REQUIRE PROOF OF THE AUTHORITY OF THE AUTHORIZED OFFICER OR AN AGENT OF BENEFICIARY SIGNING THE STATEMENT, AND SHALL INSTEAD PRESUME THE AUTHORITY OF THE AUTHORIZED OFFICER OR AN AGENT OF BENEFICIARY BY REASON OF PRESENTATION WITH IT OF THE ORIGINAL OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND                      [INSERT DATE THAT IS AT LEAST 60 DAYS FOLLOWING FINAL EXPIRATION DATE] WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE BY THE ISSUING BANK ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO). OUR TRANSFER FEE OF  1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) IS FOR THE ACCOUNT OF THE APPLICANT. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 969-6510; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7712 OR (408) 654-6274), ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS. PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK IN IMMEDIATELY AVAILABLE U.S. FUNDS DURING NORMAL BUSINESS HOURS OF THE BANK’S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)

DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATE:                 , 2012

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

EXCEPT AS STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY REQUIREMENT OR QUALIFICATION. OUR OBLIGATION UNDER THIS LETTER OF CREDIT IS OUR INDIVIDUAL OBLIGATION, IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN OR SECURITY INTERESTS.

THIS LETTER OF CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR WRITTEN CONSENT.

EXCEPT TO THE EXTENT INCONSISTENT WITH THE EXPRESS TERMS HEREOF, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)

DATE:

EXHIBIT “A”

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                      US$

US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY

LETTER OF CREDIT NUMBER NO.          DATED

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE
SANTA CLARA, CA 95054	(BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1. DATE: ISSUANCE DATE OF DRAFT.

2. REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE

SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4. US$: AMOUNT OF DRAWING IN FIGURES.

5. USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7. DATED: ISSUANCE DATE OF THE STANDBY L/C.

8. BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9. AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION 408-654-6274; OR 408-654-7712; OR 408-654-3035; OR 408-654-7127; OR 408-654-5545.

L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
(Authorized Signature)

DATE:

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE			RE: IRREVOCABLE STANDBY LETTER OF CREDIT
	SANTA CLARA, CA 95054		NO.	ISSUED BY
	ATTN:	INTERNATIONAL DIVISION,		SILICON VALLEY BANK, SANTA CLARA
		STANDBY LETTERS OF CREDIT		L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument. We further confirm that the company has been identified applying the appropriate due diligence and enhanced due diligence as required by BSA and all its subsequent amendments.
(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)	(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

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EXHIBIT RESERVED ROOF AREA

[see attached]

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COMBINED ROOF PLAN

tat
the architectural team

The Architectural Team, Inc.

Consultant:

Revisions:

Architect of Record:

LEASE EXHIBITS

Drawn: P/L

Checked: S.A.V.

Scale: 1/8" = 1'-0"

Key Plan:

Project Name:

320 Summer Street

Boston, MA

Sheet Name:

HIGH ROOF PLAN

Project Number:

11029

Issue Dated:

March 28, 2012

Sheet Number:

A1.05

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EXHIBIT ENCUMBRANCES

Record Title Matters:

1.	Matters disclosed on (i) a survey entitled ALTA/ACSM Land Title Survey, 322-330 Summer, Boston, MA, Project Name Boston Wharf 322 Summer Resurvey, dated November 29, 2007, prepared by International Land Services, Inc., Job No. 07-11-094:001, and (ii) a survey entitled ALTA/ACSM Land Title Survey, 312-320 Summer, Boston, MA, Project Name Boston Wharf 322 Summer Resurvey, dated November 29, 2007, prepared by International Land Services, Inc., Job No. 07-11-094:001.

2.	Provisions of others to use streets and passageways shown on the plan referred to in Exhibit LOT hereof.

3.	Provisions and rights set forth in deed dated July 27, 1950, recorded Book 6624, Page 139 from The Boston Wharf Company to Wallace Yaffe.

4.	Rights and reservations set forth and referred to in deed dated September 9, 1890, recorded Book 1962, Page 566 from The Boston Wharf Company to William Rotch.

5.	Provisions of deed dated April 20, 1962, recorded Book 7640, Page 586 from The Boston Wharf Company to Ralph Pill.

6.	Provisions and rights set forth in deed dated August 29, 1962, recorded Book 7676, Page 8 from The Boston Wharf Company to Boston Edison Company.

7.	Sewer rights set forth in instrument dated December 3, 1892, recorded Book 2154, Page 140 given by The Boston Wharf Company to The City of Boston.

8.	The following rights in various streets and passageways for sewer, water and/or slope easements, granted to or acquired by The City of Boston, to wit:

a.	to lay and maintain water pipes in A street, by deed dated September 25, 1896, recorded Book 2392, Page 373;

9.	Rights reserved by the Commonwealth of Massachusetts to approve laying and building of sewers as set forth in agreement dated July 21, 1849, recorded Book 970, Page 12.

10.	Rights and easements granted by Boston Wharf Company to Boston Edison Company by instrument dated December 21, 1976, recorded with said Deeds in Book 8923, Page 412.

11.	Agreement Regarding Post-Closing Improvements dated as of January 26, 2007, by and between W2005 BWH II Realty, L.L.C. and 311 Summer Street, L.L.C., recorded in Book 41207, Page 272.

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EXHIBIT OFFER SPACE

[see attached]

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2